                                                                     EXHIBIT 4.1
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                           PENN TREATY AMERICAN CORPORATION

                                        Issuer




                                         AND



                              FIRST UNION NATIONAL BANK

                                       Trustee



                                      INDENTURE

                            Dated as of November 26, 1996



                   6-1/4% Convertible Subordinated Notes Due 2003


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                                CROSS-REFERENCE TABLE*

Trust Indenture
  Act Section                                                  Indenture Section
---------------                                                -----------------
310(a)(1). . . . . . . . . . . . . . . . . . . . . . . . . .              7.10
   (a)(2). . . . . . . . . . . . . . . . . . . . . . . . . .              7.10
   (a)(3). . . . . . . . . . . . . . . . . . . . . . . . . .              N.A.
   (a)(4). . . . . . . . . . . . . . . . . . . . . . . . . .              N.A.
   (a)(5). . . . . . . . . . . . . . . . . . . . . . . . . .              7.10
   (b) . . . . . . . . . . . . . . . . . . . . . . . . . . .               7.9
   (c) . . . . . . . . . . . . . . . . . . . . . . . . . . .              N.A.
311(a) . . . . . . . . . . . . . . . . . . . . . . . . . . .              7.14
   (b) . . . . . . . . . . . . . . . . . . . . . . . . . . .              7.14
   (c) . . . . . . . . . . . . . . . . . . . . . . . . . . .              N.A.
312(a) . . . . . . . . . . . . . . . . . . . . . . . . . . .       2.5(a); 5.1
   (b) . . . . . . . . . . . . . . . . . . . . . . . . . . .              16.5
   (c) . . . . . . . . . . . . . . . . . . . . . . . . . . .              16.5
313(a) . . . . . . . . . . . . . . . . . . . . . . . . . . .               7.2
   (b)(1). . . . . . . . . . . . . . . . . . . . . . . . . .              N.A.
   (b)(2). . . . . . . . . . . . . . . . . . . . . . . . . .               7.2
   (c) . . . . . . . . . . . . . . . . . . . . . . . . . . .               7.2
   (d) . . . . . . . . . . . . . . . . . . . . . . . . . . .               7.2
314(a) . . . . . . . . . . . . . . . . . . . . . . . . . . .       4.8(a); 5.2
   (b) . . . . . . . . . . . . . . . . . . . . . . . . . . .              N.A.
   (c)(1). . . . . . . . . . . . . . . . . . . . . . . . . .              16.7
   (c)(2). . . . . . . . . . . . . . . . . . . . . . . . . .              16.7
   (c)(3). . . . . . . . . . . . . . . . . . . . . . . . . .              N.A.
   (d) . . . . . . . . . . . . . . . . . . . . . . . . . . .              N.A.
   (e) . . . . . . . . . . . . . . . . . . . . . . . . . . .              16.7
   (f) . . . . . . . . . . . . . . . . . . . . . . . . . . .              N.A.
315(a) . . . . . . . . . . . . . . . . . . . . . . . . . . .            7.1(b)
   (b) . . . . . . . . . . . . . . . . . . . . . . . . . . .               6.8
   (c) . . . . . . . . . . . . . . . . . . . . . . . . . . .            7.1(a)
   (d) . . . . . . . . . . . . . . . . . . . . . . . . . . .            7.1(c)
   (e) . . . . . . . . . . . . . . . . . . . . . . . . . . .               6.9
316(a)(last sentence). . . . . . . . . . . . . . . . . . . .               8.4
   (a)(1)(A) . . . . . . . . . . . . . . . . . . . . . . . .               6.7
   (a)(1)(B) . . . . . . . . . . . . . . . . . . . . . . . .               6.7
   (a)(2). . . . . . . . . . . . . . . . . . . . . . . . . .              N.A.
   (b) . . . . . . . . . . . . . . . . . . . . . . . . . . .               6.4
   (c) . . . . . . . . . . . . . . . . . . . . . . . . . . .               9.2
317(a) . . . . . . . . . . . . . . . . . . . . . . . . . . .               6.2
   (b) . . . . . . . . . . . . . . . . . . . . . . . . . . .               4.4
318(a) . . . . . . . . . . . . . . . . . . . . . . . . . . .      16.10; 16.11

                              N.A. means Not applicable.

-----------
  *  This Cross-Reference Table is not part of the Indenture.


                                       i
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                                  TABLE OF CONTENTS

                                                                            PAGE


                                      ARTICLE I

                                     DEFINITIONS
Section 1.1  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Section 1.2  Incorporation by Reference of Trust Indenture Act . . . . . . .  10
Section 1.3  Rules of Construction . . . . . . . . . . . . . . . . . . . . .  10

                                      ARTICLE II

                     ISSUE, DESCRIPTION, EXECUTION, REGISTRATION
                                AND EXCHANGE OF NOTES

Section 2.1  Designation, Amount and Issue of Notes. . . . . . . . . . . . .  11
Section 2.2  Form of Notes . . . . . . . . . . . . . . . . . . . . . . . . .  11
Section 2.3  Date and Denomination of Notes; Payments of Interest. . . . . .  13
Section 2.4  Execution of Notes. . . . . . . . . . . . . . . . . . . . . . .  15
Section 2.5  Exchange and Registration of Transfer of Notes;
               Restrictions on Transfer; Depositary. . . . . . . . . . . . .  15
Section 2.6  Mutilated, Destroyed, Lost or Stolen Notes. . . . . . . . . . .  27
Section 2.7  Temporary Notes . . . . . . . . . . . . . . . . . . . . . . . .  28
Section 2.8  Cancellation of Notes Paid, Etc . . . . . . . . . . . . . . . .  29
Section 2.9  CUSIP Numbers . . . . . . . . . . . . . . . . . . . . . . . . .  29

                                     ARTICLE III

                          REDEMPTION AND REPURCHASE OF NOTES

Section 3.1  Redemption Prices . . . . . . . . . . . . . . . . . . . . . . .  30
Section 3.2  Notice of Redemption; Selection of Notes. . . . . . . . . . . .  30
Section 3.3  Payment of Notes Called for Redemption. . . . . . . . . . . . .  32
Section 3.4  Conversion Arrangement on Call for Redemption . . . . . . . . .  33
Section 3.5  Repurchase of Notes Upon a Change of Control. . . . . . . . . .  33

                                      ARTICLE IV

                         PARTICULAR COVENANTS OF THE COMPANY

Section 4.1  Payment of Principal, Premium and Interest. . . . . . . . . . .  35
Section 4.2  Maintenance of Office or Agency . . . . . . . . . . . . . . . .  36
Section 4.3  Appointments to Fill Vacancies in Trustee's Office. . . . . . .  37
Section 4.4  Provisions as to Paying Agent . . . . . . . . . . . . . . . . .  37
Section 4.5  Corporate Existence . . . . . . . . . . . . . . . . . . . . . .  38
Section 4.6  Rule 144A Information Requirement . . . . . . . . . . . . . . .  38


                                      ii
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                                                                            PAGE
                                                                            ----


Section 4.7  Stay, Extension and Usury Laws. . . . . . . . . . . . . . . . .  39
Section 4.8  Compliance Statement; Notice of Defaults. . . . . . . . . . . .  39
Section 4.9  Limitation on Dividend and Other Payment Restrictions
               Affecting Subsidiaries. . . . . . . . . . . . . . . . . . . .  39
Section 4.10 Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
Section 4.11 Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

                                      ARTICLE V

                          NOTEHOLDERS' LISTS AND REPORTS BY
                                     THE COMPANY

Section 5.1  Noteholders' Lists. . . . . . . . . . . . . . . . . . . . . . .  40
Section 5.2  Reports by Company. . . . . . . . . . . . . . . . . . . . . . .  40

                                      ARTICLE VI

                                DEFAULTS AND REMEDIES

Section 6.1  Events of Default . . . . . . . . . . . . . . . . . . . . . . .  42
Section 6.2  Payments of Notes on Default; Suit Therefor . . . . . . . . . .  44
Section 6.3  Application of Monies Collected by Trustee. . . . . . . . . . .  46
Section 6.4  Proceedings by Noteholder . . . . . . . . . . . . . . . . . . .  47
Section 6.5  Proceedings by Trustee. . . . . . . . . . . . . . . . . . . . .  48
Section 6.6  Remedies Cumulative and Continuing. . . . . . . . . . . . . . .  48
Section 6.7  Direction of Proceedings and Waiver of Defaults by Majority of
               Noteholders . . . . . . . . . . . . . . . . . . . . . . . . .  49
Section 6.8  Notice of Defaults. . . . . . . . . . . . . . . . . . . . . . .  49
Section 6.9  Undertaking to Pay Costs. . . . . . . . . . . . . . . . . . . .  50

                                     ARTICLE VII

                                CONCERNING THE TRUSTEE

Section 7.1  Duties and Responsibilities of Trustee. . . . . . . . . . . . .  50
Section 7.2  Reports by Trustee to Holders . . . . . . . . . . . . . . . . .  51
Section 7.3  Reliance on Documents, Opinions, Etc. . . . . . . . . . . . . .  52
Section 7.4  No Responsibility for Recitals, Etc . . . . . . . . . . . . . .  53
Section 7.5  Trustee, Paying Agents, Conversion Agents or Registrar May Own
               Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
Section 7.6  Monies to Be Held in Trust. . . . . . . . . . . . . . . . . . .  54
Section 7.7  Compensation and Expenses of Trustee. . . . . . . . . . . . . .  54
Section 7.8  Officers' Certificate as Evidence . . . . . . . . . . . . . . .  54
Section 7.9  Conflicting Interests of Trustee. . . . . . . . . . . . . . . .  55
Section 7.10  Eligibility of Trustee . . . . . . . . . . . . . . . . . . . .  55
Section 7.11  Resignation or Removal of Trustee. . . . . . . . . . . . . . .  55
Section 7.12  Acceptance by Successor Trustee. . . . . . . . . . . . . . . .  57
Section 7.13  Successor, by Merger, Etc. . . . . . . . . . . . . . . . . . .  57
Section 7.14  Limitation on Rights of Trustee as Creditor. . . . . . . . . .  58


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                                                                            PAGE
                                                                            ----


                                     ARTICLE VIII

                              CONCERNING THE NOTEHOLDERS

Section 8.1  Action by Noteholders . . . . . . . . . . . . . . . . . . . . .  58
Section 8.2  Proof of Execution by Noteholders . . . . . . . . . . . . . . .  58
Section 8.3  Who Are Deemed Absolute Owners. . . . . . . . . . . . . . . . .  59
Section 8.4  Company-Owned Notes Disregarded . . . . . . . . . . . . . . . .  59
Section 8.5  Revocation of Consents, Future Holders Bound. . . . . . . . . .  60

                                      ARTICLE IX

                                NOTEHOLDERS' MEETINGS

Section 9.1  Purposes for Which Meetings May be Called . . . . . . . . . . .  60
Section 9.2  Manner of Calling Meetings; Record Date . . . . . . . . . . . .  61
Section 9.3  Call of Meeting by Company or Noteholders . . . . . . . . . . .  61
Section 9.4  Who May Attend and Vote at Meetings . . . . . . . . . . . . . .  62
Section 9.5  Manner of Voting at Meetings and Record to be Kept. . . . . . .  62
Section 9.6  Exercise of Rights of Trustee and Noteholders Not To Be
               Hindered or Delayed . . . . . . . . . . . . . . . . . . . . .  62

                                      ARTICLE X

                               SUPPLEMENTAL INDENTURES

Section 10.1  Supplemental Indentures Without Consent of Noteholders . . . .  63
Section 10.2  Supplemental Indentures With Consent of Noteholders. . . . . .  64
Section 10.3  Effect of Supplemental Indentures. . . . . . . . . . . . . . .  65
Section 10.4  Notation on Notes. . . . . . . . . . . . . . . . . . . . . . .  65
Section 10.5  Evidence of Compliance of Supplemental Indenture to Be
                Furnished to the Trustee . . . . . . . . . . . . . . . . . .  66

                                      ARTICLE XI

                       CONSOLIDATION, MERGER, SALE, CONVEYANCE,
                                  TRANSFER AND LEASE

Section 11.1  Company May Consolidate, Etc. on Certain Terms . . . . . . . .  66
Section 11.2  Successor Company To Be Substituted. . . . . . . . . . . . . .  66
Section 11.3  Opinion of Counsel To Be Given to Trustee. . . . . . . . . . .  67

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                                                                            PAGE
                                                                            ----


                                     ARTICLE XII

                       SATISFACTION AND DISCHARGE OF INDENTURE;
                                   UNCLAIMED MONEYS

Section 12.1  Legal Defeasance and Covenant Defeasance of the Notes. . . . .  67
Section 12.2  Termination of Obligations upon Cancellation of the Notes. . .  70
Section 12.3  Survival of Certain Obligations. . . . . . . . . . . . . . . .  70
Section 12.4  Acknowledgment of Discharge by Trustee . . . . . . . . . . . .  71
Section 12.5  Application of Trust Assets. . . . . . . . . . . . . . . . . .  71
Section 12.6  Repayment to the Company; Unclaimed Money. . . . . . . . . . .  71
Section 12.7  Reinstatement. . . . . . . . . . . . . . . . . . . . . . . . .  72

                                     ARTICLE XIII

                       IMMUNITY OF INCORPORATORS, SHAREHOLDERS,
                                OFFICERS AND DIRECTORS

Section 13.1  Indenture and Notes Solely Corporate Obligations . . . . . . .  72

                                     ARTICLE XIV

                                 CONVERSION OF NOTES

Section 14.1  Right to Convert . . . . . . . . . . . . . . . . . . . . . . .  73
Section 14.2  Exercise of Conversion Privilege; Issuance of Common Stock on
                Conversion; No Adjustment for Interest or Dividends. . . . .  74
Section 14.3  Cash Payments in Lieu of Fractional Shares . . . . . . . . . .  76
Section 14.4  Conversion Price . . . . . . . . . . . . . . . . . . . . . . .  77
Section 14.5  Adjustment of Conversion Price . . . . . . . . . . . . . . . .  77
Section 14.6  Effect of Reclassification, Consolidation, Merger or Sale. . .  87
Section 14.7  Taxes on Shares Issued . . . . . . . . . . . . . . . . . . . .  88
Section 14.8  Reservation of Shares; Shares to Be Fully Paid; Listing of
                Common Stock . . . . . . . . . . . . . . . . . . . . . . . .  89
Section 14.9  Responsibility of Trustee. . . . . . . . . . . . . . . . . . .  89
Section 14.10 Notice to Holders Prior to Certain Actions . . . . . . . . . .  90

                                      ARTICLE XV

                                    SUBORDINATION

Section 15.1  Agreement to Subordinate . . . . . . . . . . . . . . . . . . .  91
Section 15.2  Certain Definitions. . . . . . . . . . . . . . . . . . . . . .  91
Section 15.3  Liquidation; Dissolution; Bankruptcy . . . . . . . . . . . . .  92
Section 15.4  Default on Senior Indebtedness . . . . . . . . . . . . . . . .  93

                                                                            PAGE
                                                                            ----


Section 15.5  When Distribution Must Be Paid Over. . . . . . . . . . . . . .  93
Section 15.6  Notice by Company. . . . . . . . . . . . . . . . . . . . . . .  94
Section 15.7  Subrogation. . . . . . . . . . . . . . . . . . . . . . . . . .  94
Section 15.8  Relative Rights. . . . . . . . . . . . . . . . . . . . . . . .  95
Section 15.9  Subordination May Not Be Impaired by Company . . . . . . . . .  95
Section 15.10 Distribution or Notice to Representative . . . . . . . . . . .  95
Section 15.11 Rights of Trustee and Paying Agent . . . . . . . . . . . . . .  95
Section 15.12 Authorization to Effect Subordination. . . . . . . . . . . . .  96
Section 15.13 Conversions Not Deemed Payment . . . . . . . . . . . . . . . .  97
Section 15.14 Amendments . . . . . . . . . . . . . . . . . . . . . . . . . .  97

                                     ARTICLE XVI

                               MISCELLANEOUS PROVISIONS

Section 16.1  Pooling of Interests . . . . . . . . . . . . . . . . . . . . .  97
Section 16.2  Provisions Binding on Company's Successors . . . . . . . . . .  97
Section 16.3  Official Acts by Successor Company . . . . . . . . . . . . . .  97
Section 16.4  Addresses for Notices, Etc . . . . . . . . . . . . . . . . . .  97
Section 16.5  Communications by Holders with Other Holders . . . . . . . . .  98
Section 16.6  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . .  98
Section 16.7  Evidence of Compliance with Conditions Precedent; Certificates to Trustee . . . . . . . . . . . . . . . . . . . . . . . . .  98
Section 16.8  Legal Holidays . . . . . . . . . . . . . . . . . . . . . . . .  99
Section 16.9  No Security Interest Created . . . . . . . . . . . . . . . . .  99
Section 16.10 Trust Indenture Act. . . . . . . . . . . . . . . . . . . . . .  99
Section 16.11 Trust Indenture Act Controls . . . . . . . . . . . . . . . . . 100
Section 16.12 Benefits of Indenture. . . . . . . . . . . . . . . . . . . . . 100
Section 16.13 Table of Contents, Headings Etc. . . . . . . . . . . . . . . . 100
Section 16.14 Authenticating Agent . . . . . . . . . . . . . . . . . . . . . 100
Section 16.15 Execution in Counterparts. . . . . . . . . . . . . . . . . . . 101

         INDENTURE, dated as of November 26, 1996, by and between PENN TREATY AMERICAN CORPORATION, a Pennsylvania corporation (the "Company"), and FIRST UNION NATIONAL BANK, a national banking corporation (the "Trustee").


                                W I T N E S S E T H :
                                - - - - - - - - - -

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance of its 6-1/4% Convertible Subordinated Notes Due 2003 (the "Notes"), in an aggregate principal amount not to exceed $65,000,000 (up to $74,750,000 aggregate principal amount assuming the full exercise of the over-allotment option granted to the initial purchasers) and, to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

         WHEREAS, the Notes, the certificate of authentication to be borne by the Notes, a form of assignment, a form of option to require repurchase by the Company upon a Change of Control (as hereinafter defined), a form of conversion notice and a certificate of transfer to be borne by the Notes are to be substantially in the forms hereinafter provided for; and

         WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issuance hereunder of the Notes have in all respects been duly authorized.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Notes (except as otherwise provided below) as follows:

                                      ARTICLE I

                                     DEFINITIONS


         Section 1.1 DEFINITIONS. The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1. All other terms used in this Indenture that are defined in the Trust Indenture Act (as hereinafter defined) or that are by reference defined in the Securities Act (as hereinafter defined), except as herein otherwise expressly provided for or unless the context otherwise requires, shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force on the date of this Indenture. The words "herein," "hereof," "hereunder" and words of similar import refer to this Indenture as a whole and not to any particular Article or Section.

         ACQUISITION PRICE: The term "Acquisition Price" shall mean the weighted average price paid by the person or group in acquiring the Voting Stock.

         AFFILIATE: An "Affiliate" of any specified person shall mean an "affiliate" as defined in Rule 144(a) as promulgated under the Securities Act.

         BOARD OF DIRECTORS:  The term "Board of Directors" shall mean the
Board of Directors of the Company or a committee of such Board of Directors duly authorized to act for it.

         BOARD RESOLUTION: The term "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

         BUSINESS DAY: The term "Business Day" shall mean a day, other than a Saturday, a Sunday or a day on which the banking institutions in the State and City of New York are authorized or obligated by law or executive order to close or a day that is declared a national or New York state holiday.

         CAPITAL STOCK: The term "Capital Stock" of any person shall mean any and all shares, interests, participations or other equivalents (however designated) of such person's corporate stock or any and all equivalent ownership interests in a person (other than a corporation) whether now outstanding or issued after the date hereof.

         CASH EQUIVALENT NOTES: The term "Cash Equivalent Notes" shall have the meaning specified in Section 14.1(b).

         CEDE:  The term "Cede" shall have the meaning specified in
Section 2.2.

         CEDEL:  The term "Cedel" shall mean Cedel Bank societe anonyme.

         CHANGE OF CONTROL: The term "Change of Control" shall have the meaning specified in Section 3.5(d).

         CHANGE OF CONTROL PURCHASE PRICE: The term "Change of Control Purchase Price" shall have the meaning specified in Section 3.5(a).

         CHANGE OF CONTROL PURCHASE DATE: The term "Change of Control Purchase Date" shall have the meaning specified in Section 3.5(a).

         CHANGE OF CONTROL OFFER: The term "Change of Control Offer" shall have the meaning specified in Section 3.5(a).

         CLOSING DATE:  The term "Closing Date" shall mean November 26, 1996.

         COMMISSION: The term "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, the body performing such duties at such time.

         COMMON STOCK: The term "Common Stock" shall mean any stock of any class of the Company that does not have a preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and that is not subject to redemption by the Company. Subject to the provisions of Section 14.6, however, shares issuable on conversion of Notes shall include only shares of the class designated as common stock of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and that do not have a preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and that are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion that the total number of shares of such class resulting from all such reclassification bears to the total number of shares of all such classes resulting from all such reclassifications.

         COMPANY: The term "Company" shall mean Penn Treaty American Corporation, a Pennsylvania corporation, and subject to the provisions of
Article XI, shall include its successors and assigns.

         CONVERSION PRICE: The term "Conversion Price" shall have the meaning specified in Section 14.4.

         CORPORATE TRUST OFFICE OF THE TRUSTEE: The term "Corporate Trust Office of the Trustee," or other similar term, shall mean the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office is, at the date as of which this Indenture is dated, located at 123 S. Broad Street, Philadelphia, Pennsylvania 19109; Attention: Corporate Trust Administration. The Trustee also maintains an office at 40 Broad Street, New York, New York 10004,
Attention: Corporate Trust Administration, at which office it is authorized to receive notices hereunder.

         COVENANT DEFEASANCE: The term "covenant defeasance" shall have the meaning specified in Section 12.1(c).

         CUSTODIAN: The term "Custodian" shall mean the Trustee, as custodian for the Depositary pursuant to Section 2.2 with respect to the Notes in global form, or any successor entity thereto.

         DEFAULT: The term "default" shall mean any event that is, or after notice or passage of time, or both, would be, an Event of Default.

         DEFAULTED INTEREST: The term "Defaulted Interest" shall have the meaning specified in Section 2.3.

         DEFINITIVE NOTES; IN DEFINITIVE FORM: The term "definitive Notes" shall have the meaning specified in Section 2.2, any reference to Notes "in definitive form" shall mean definitive Notes, and any reference to securities "in definitive form" shall mean definitive Notes or Common Stock as the context requires.

         DEPOSITARY: The term "Depositary" shall mean, with respect to the Notes issuable or issued in whole or in part in global form, the person specified in Section 2.5(c) as the Depositary with respect to the Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "Depositary" shall mean or include such successor.

         DWAC: The term "DWAC" shall mean Deposit and Withdrawal at Custodian Service.

         EUROCLEAR: The term "Euroclear" shall mean Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System.

         EVENT OF DEFAULT: The term "Event of Default" shall mean any event specified in Section 6.1(a) through (g).

         EXCHANGE ACT: The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         EXPIRATION TIME: The term "Expiration Time" shall have the meaning specified in Section 14.5(f).

         GLOBAL NOTE: The term "global Note" shall mean any and all notes in global form.

         INDENTURE: The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

         INSTITUTIONAL ACCREDITED INVESTOR: The term "Institutional Accredited Investor" shall have the meaning specified in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

         INTEREST PAYMENT DATE: The term "Interest Payment Date" shall mean each June 1 and December 1, beginning June 1, 1997.

         LEGAL DEFEASANCE: The term "legal defeasance" shall have the meaning specified in Section 12.1(b).

         MARKET CASH CONVERSION PRICE: The term "Market Cash Conversion Price" means with respect to any exchange, the average of the closing prices of the Common Stock (or other securities, as the case may be) for the ten Trading Day period (appropriately adjusted to take into account the occurrence during such period of certain events that would result in an adjustment of the Conversion Price with respect to the Common Stock or other consideration) commencing on the first Trading Day after delivery of notice by the Company to the Trustee and holders that the Company has elected to pay cash in lieu of delivering shares of Common Stock or other securities. The period between the date of delivery by a holder to an office or agency maintained by the

Company of a notice of conversion as required pursuant to Section 14.2 hereof, and the date of determination of the Market Cash Conversion Price may not exceed fifteen Trading Days.

         NONPAYMENT DEFAULT: The term "Nonpayment Default" shall have the meaning specified in Section 15.4(b).

         NON-U.S. PERSON: The term "Non-U.S. Person" shall have the meaning set forth in Section 2.2.

         NOTE OR NOTES: The terms "Note" or "Notes" shall mean any one or more, as the case may be, of the 6-1/4% Convertible Subordinated Notes Due 2003 authenticated and delivered under this Indenture.

         NOTEHOLDER; HOLDER: The terms "Noteholder" or "holder" as applied to any Note, or other similar terms (but excluding the term "beneficial holder"), shall mean any person in whose name at the time a particular Note is registered on the Note registrar's books.

         NOTE REGISTER: The term "Note register" shall have the meaning specified in Section 2.5(a).

         NOTE REGISTRAR: The term "Note registrar" shall have the meaning specified in Section 2.5(a).

         OFFICERS' CERTIFICATE: The term "Officers' Certificate," when used with respect to the Company, shall mean a certificate signed by two authorized officers which shall include (a) any of the President, the Chief Executive Officer, the Chief Operating Officer or the Chief Financial Officer and (b) any Treasurer or Secretary or any Assistant Secretary of the Company, that is delivered to the Trustee. Each such certificate shall include the statements provided for in Section 16.7 if and to the extent required by the provisions of such Section.

         OPINION OF COUNSEL: The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company or other counsel acceptable to the Trustee, that is delivered to the Trustee. Each such opinion shall include the statements provided for in
Section 16.7 if and to the extent required by the provisions of such Section.

         OUTSTANDING: The term "outstanding" with reference to Notes as of any particular time shall mean, subject to the provisions of Section 8.4, all Notes authenticated and delivered by the Trustee under this Indenture, except

         (a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

         (b) Notes, or portions thereof, for which monies in the necessary amount shall have been deposited in trust with the Trustee for payment, redemption or repurchase; provided that if such Notes are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given pursuant to Article III or provision satisfactory to the Trustee shall have been made for giving such notice;

         (c) Notes paid or converted pursuant to Section 2.6 hereof or Notes in lieu of or in substitution for which other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.6 unless proof satisfactory to the Trustee is presented that any such Notes are held by BONA FIDE holders in due course; and

         (d)  Notes converted into Common Stock or cash pursuant to
    Article XIV and Notes not deemed outstanding pursuant to Section 3.2 and 3.5.

         PAYMENT BLOCKAGE NOTICE: The term "Payment Blockage Notice" shall have the meaning specified in Section 15.4(b).

         PAYMENT DEFAULT: The term "Payment Default" shall have the meaning specified in Section 6.1(d).

         PERSON: The term "person" shall mean a corporation, an association, a partnership, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

         PORTAL MARKET: The term "PORTAL Market" shall mean the Private Offerings, Resales and Trading through Automated Linkages Market operated by the National Association of Securities Dealers, Inc. or any successor thereto.

         PREDECESSOR NOTE: The term "Predecessor Note" of any particular Note shall mean every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.6 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note.

         PURCHASED SHARES: The term "Purchased Shares" shall have the meaning specified in Section 14.5(f).

         QIB: The term "QIB" shall mean a "qualified institutional buyer" as defined in Rule 144A.

         RECORD DATE: The term "record date" with respect to any interest payment date shall have the meaning set forth in Section 2.3 hereof.

         REGULATION S: The term "Regulation S" shall mean Regulation S under the Securities Act and any successor regulation thereto.

         REGULATION S GLOBAL NOTE: The term "Regulation S Global Note" shall have the meaning specified in Section 2.2.

         RESPONSIBLE OFFICER: The term "Responsible Officer" with respect to the Trustee, shall mean an officer of the Trustee assigned and duly authorized by the Trustee to administer its corporate trust matters.

         RESTRICTED PERIOD: The term "Restricted Period" shall have the meaning specified in Section 2.2.

         RESTRICTED GLOBAL NOTE: The term "Restricted Global Note" shall have the meaning specified in Section 2.2.

         RESTRICTED SECURITIES: The term "Restricted Securities" shall have the meaning specified in Section 2.5(c).

         RULE 144A: The term "Rule 144A" shall mean Rule 144A as promulgated under the Securities Act.

         SECURITIES:  The term "Securities" shall have the meaning specified in
Section 14.5(d).

         SECURITIES ACT: The term "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         SUBSIDIARY:  The term "Subsidiary" of any specified person shall mean
(i) a corporation a majority of whose capital stock with voting power under ordinary circumstances to elect directors is at the time directly or indirectly owned by such person or (ii) any other person (other than a corporation) in which such person or such person and a Subsidiary or Subsidiaries of such person or a Subsidiary or Subsidiaries of such person directly or indirectly, at the date of determination thereof, has at least majority ownership.

         SUCCESSOR COMPANY: The term "Successor Company" shall have the meaning specified in Section 11.1.

         TRADING DAY: The term "Trading Day" shall mean (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national security exchange, a day on which the New York Stock Exchange or such other national security exchange is open for business or (y) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

         TRANSFER:  The term "transfer" shall have the meaning specified in
Section 2.5(c).

         TRIGGER EVENT: The term "Trigger Event" shall have the meaning specified in Section 14.5(d).

         TRUST INDENTURE ACT: The term "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture, except as provided in Sections 10.3 and 14.6; provided that in the event said Trust Indenture Act of 1939 is amended after the date hereof, the term "Trust Indenture Act" shall mean, to the extent required by such amendment, said Trust Indenture Act of 1939 as so amended.

         TRUSTEE: The term "Trustee" shall mean First Union National Bank, its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

         U.S. GOVERNMENT OBLIGATIONS: The term "U.S. Government Obligations" shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by, and acting as an agency or instrumentality of, the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by such custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

         VOTING STOCK: The term "Voting Stock" shall have the meaning set forth in Section 3.5(e) hereof.

         Section 1.2  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

         Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture.

         The following Trust Indenture Act terms used in this Indenture have the following meanings:

         "INDENTURE SECURITIES" means the Notes;

         "INDENTURE SECURITY HOLDER" means a holder of Notes;

         "INDENTURE TO BE QUALIFIED" means this Indenture;

         "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee;

         "OBLIGOR" on the Notes means the Company and any successor obligor upon the Trust Indenture Act.

         All other terms used in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by Commission rule under the Trust Indenture Act have the meanings so assigned to them.

         Section 1.3  RULES OF CONSTRUCTION.

         Unless the context otherwise requires:

         (1)  a term has the meaning assigned to it;

         (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

         (3)  "or" is not exclusive;

         (4) words in the singular include the plural, and in the plural include the singular; and

         (5)  provisions apply to successive events and transactions.

                                      ARTICLE II

                     ISSUE, DESCRIPTION, EXECUTION, REGISTRATION
                                AND EXCHANGE OF NOTES

         Section 2.1 DESIGNATION, AMOUNT AND ISSUE OF NOTES. The Notes shall be designated as "6-1/4% Convertible Subordinated Notes Due 2003." Notes not to exceed the aggregate principal amount of $65,000,000 (up to $74,750,000 aggregate principal amount assuming the full exercise of the over-allotment option granted to the initial purchasers of the Notes) upon the execution of this Indenture, or from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery said Notes upon the written order of the Company, signed by its (a) Chief Executive Officer, President, Chief Operating Officer or Chief Financial Officer, and (b) any Treasurer or Secretary or any Assistant Secretary, without any further action by the Company hereunder.

         Section 2.2 FORM OF NOTES. Notes sold to Institutional Accredited Investors that are neither QIBs nor Non-U.S. Persons will be issued in definitive form in substantially the form of Exhibit A hereto, with the legends in substantially the form indicated in Exhibit A hereto and such other legends as may be applicable thereto, which definitive Notes shall be registered in the name of the holders thereof, duly executed by the Company and authenticated by the Trustee or the authenticating agent as provided herein.

         Notes held by QIBs shall be issued initially in the form of one or more global Notes (the "Restricted Global Note"), substantially in the form of Exhibit B hereto, with the legends as may be applicable thereto, which Restricted Global Note shall be deposited on behalf of the holders of the Notes represented thereby with the Depositary and registered in the name of Cede & Co. ("Cede") as nominee of the Depositary, duly executed by the Company and authenticated by the Trustee or the authenticating agent as provided herein.

         Notes offered and sold to persons outside the United States (each, a "Non-U.S. Person") in reliance on Regulation S shall be issued initially in the form of a global Note (the "Regulation S Global Note"), substantially in the form of Exhibit C hereto, with the legends in substantially the form set forth in Exhibit C hereto and such other legends as may be applicable thereto, which Regulation S Global Note shall be deposited on behalf of the holders of the Notes represented thereby with or on behalf of the Depositary, and registered in the name of Cede as the Depositary's nominee, duly executed by the Company and authenticated by the Trustee or an authenticating agent as provided herein, for credit to the accounts of Euroclear and Cedel (or such other accounts as they may direct). Prior to and including the 40th day after the later of the commencement of the offering of the Notes and the Closing Date (the "Restricted Period"), beneficial interests in the Regulation S Global Note may only be held through Euroclear or Cedel Bank. During the Restricted Period, interests in the Regulation S Global Note may be exchanged for interests in the Restricted Global Note or for definitive Notes only in accordance with the certification requirements described in this Article II.

         QIBs and, after the expiration of the Restricted Period, Non-U.S. Persons may request that definitive Notes be issued in exchange for Notes represented by the applicable global Note. In addition, if at any time the Depositary for the global Notes is unable or unwilling to act as Depositary and no successor Depositary is appointed pursuant to Section 2.5(c) herein, definitive Notes may be issued in exchange for Notes represented by the global Notes. Unless determined otherwise by the Company in accordance with applicable law, after the expiration of the Restricted Period, definitive Notes issued upon transfer or exchange of beneficial interests in Notes represented by the Regulation S Global Note shall not bear the legend set forth in Section 2.5(c). Any definitive Note issued to a QIB pursuant to this paragraph shall bear the legend set forth in Section 2.5(c).

         Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the Company officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Notes may be listed, or to conform to usage.

         Any global Note shall represent such of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect transfers or exchanges permitted hereby. Any endorsement of a global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon written instructions given by the holder of such Notes in accordance with the Indenture. Payment of principal of and interest and premium, if any, on any global Note shall be made in accordance with the provisions of Section 2.3 hereof.

         The terms and provisions contained in the forms of Notes attached as Exhibits A, B and C hereto shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         Section 2.3 DATE AND DENOMINATION OF NOTES; PAYMENTS OF INTEREST. The Notes shall be issuable in registered form only without coupons in denominations of $1,000 principal amount and integral multiples thereof. Every Note shall be dated the date of its authentication, shall bear interest from November 26, 1996 and shall be payable semiannually on each June 1, and December 1, commencing June 1, 1997, as specified on the faces of the forms of Notes, attached as Exhibits A, B and C hereto.

         The person in whose name any Note (or its Predecessor Note) is registered at the close of business on any record date with respect to any interest payment date (including any Note that is converted after the record date and on or before the interest payment date) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Note upon any transfer, exchange or conversion subsequent to the record date and prior to such interest payment date. Interest may, at the option of the Company, be paid by check mailed to the address of such person as it appears on the Note register; provided that, with respect to any holder of Notes with an aggregate principal amount equal to or in excess of $5,000,000, at the request (such request to include appropriate wire instructions) of such holder in writing to the Trustee on or before the record date preceding any interest payment date, interest on such holder's Notes shall be paid by wire transfer in immediately available funds. The term "record date" with respect to any interest payment date shall mean the May 15 or November 15 preceding said June 1, or December 1.

         None of the Company, the Trustee or any paying agent shall have any responsibility or liability for any aspect of the records relating to or payment made on account of beneficial ownership interests in the global Notes or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months.

         Any interest on any Note that is payable, but is not punctually paid or duly provided for, on any said June 1, or December 1, (herein called "Defaulted Interest") shall forthwith cease to be payable to the Noteholder on the relevant record date by virtue of his having been such Noteholder; and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest to be paid on each Note and the date of the payment (which shall be not less than 25 days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time, the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a special record date for the payment of such Defaulted Interest, which shall be not more than 15 days and not less than 10 days prior to the date of the payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each Noteholder at his address as it appears in the Note register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the persons in whose names the Notes (or their respective Predecessor Notes) were registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (2).

         (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Section 2.4 EXECUTION OF NOTES. The Notes shall be signed in the name and on behalf of the Company by the signature of its Chief Executive Officer, President, Chief Operating Officer or Chief Financial Officer and attested by the signature of its Treasurer, Secretary or any of its Assistant Secretaries (any of which signatures may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on forms of Notes attached as Exhibits A, B and C hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 16.14), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

         In case any officer of the Company who shall have signed any of the Notes shall cease to be such officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such officer of the Company; and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

         Section 2.5 EXCHANGE AND REGISTRATION OF TRANSFER OF NOTES; RESTRICTIONS ON TRANSFER; DEPOSITARY.

         (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 4.2 being herein sometimes collectively referred to as the "Note register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. Such Note register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. The Trustee is hereby appointed "Note registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-registrars.

         Upon surrender for registration of transfer of any Note to the Note registrar or any co-registrar and satisfaction of the requirements for such transfer set forth in this Section 2.5, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by Sections 2.5(c) and (d).

         Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Notes that the Noteholder making the exchange is entitled to receive bearing certificate numbers not contemporaneously outstanding.

         All Notes presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee, the Note registrar or any co-registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, executed by the Noteholder thereof or his attorney duly authorized in writing.

         No service charge shall be charged to the Noteholder for any exchange or registration of transfer of Notes, but the Company may require payment of a sum sufficient to cover any tax, assessments or other governmental charges that may be imposed in connection therewith.

         None of the Company, the Trustee, the Note registrar or any co-registrar shall be required to exchange or register a transfer of (a) any Notes for a period of 15 days next preceding the mailing of a notice of redemption, (b) any Notes called for redemption or, if a portion of any Note is selected or called for redemption, such portion thereof selected or called for redemption, (c) any Notes surrendered for conversion or, if a portion of any
Note is surrendered for conversion, such portion thereof surrendered for conversion or (d) any Notes surrendered for repurchase pursuant to Section 3.5 or, if a portion of any Note is surrendered for repurchase pursuant to
Section 3.5, such portion thereof surrendered for repurchase pursuant to
Section 3.5.

         All Notes issued upon any transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange. All Notes, the transfer, exchange and/or registration of which is effectuated by the Trustee pursuant to this Section 2.5, shall be accompanied by an Officers' Certificate of the Company, executed by a Responsible Officer thereof, certifying that such transfer, exchange and/or registration is authorized by the Company and permitted hereunder.

         (b) So long as the Notes are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, all Notes to be traded on the PORTAL Market shall be represented by the Restricted Global Note registered in the name of the Depositary or the nominee of the Depositary. The transfer and exchange of beneficial interests in any global Note that does not involve the issuance of a definitive Note or the transfer of interests to another global Note shall be effected through the Depositary (and not the Trustee or the Custodian) in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor. Neither the Trustee nor the Custodian (in such respective capacities) shall have any responsibility for the transfer and exchange of beneficial interests in such global Note that does not involve the issuance of a definitive Note or the transfer of interests to another global Note.

         Any beneficial interest in Notes represented by the Restricted Global Note that is transferred to an Institutional Accredited Investor that is not a QIB shall be delivered in the form of a definitive Note in registered form in accordance with Section 2.2 herein and shall cease to be an interest in Notes represented by such Restricted Global Note and accordingly shall thereafter be subject to all transfer restrictions and other procedures applicable to a definitive Note held by Institutional Accredited Investors.

         Any transfer of a beneficial interest in a global Note that cannot be effected through book-entry settlement must be effected by the delivery to the transferee (or its nominee) of a definitive Note or Notes registered in the name of the transferee (or its nominee) on the books maintained by the Trustee, in accordance with the transfer instructions set forth herein. With respect to any such transfer, the Trustee or the Custodian, at the direction of the Trustee, shall cause, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of the global Note to be reduced by the principal amount of the beneficial interest in the Note being transferred and, following such reduction, the Company shall execute and the Trustee shall authenticate and make available for delivery to the transferee (or such transferee's nominee, as the case may be), a definitive Note or Notes in the appropriate aggregate principal amount in the name of such transferee (or its nominee) and bearing such restrictive legends as may be required by this Indenture. As a condition to such transfer, if such transfer is made to an Institutional Accredited Investor, the Trustee or the Custodian, at the direction of the transferor, shall be provided with such representations and agreements relating to the restrictions on transfer of such Note or Notes from such transferee (or such transferee's nominee) substantially in the form as set forth in Exhibit D hereto and as the Trustee (or the Custodian) may otherwise reasonably require.

         Any transfer of a definitive Note or Notes must be effected by the delivery to the transferee (or its nominee) of a definitive Note or Notes registered in the name of the transferee (or its nominee) on the books maintained by the Trustee. With respect to any such transfer, the Company shall execute and the Trustee shall authenticate and make available for delivery to the transferee (or such transferee's nominee, as the case may be), a definitive Note or Notes in the appropriate aggregate principal amount in the name of such transferee (or its nominee) and bearing such restrictive legends as may be required by this Indenture. As a condition to such transfer, if such transfer is made to an Institutional Accredited Investor, the Trustee or the Custodian, at the direction of the transferor shall be provided with such representations and agreements relating to the restrictions on transfer of such Note or Notes from such transferee (or such transferee's nominee) substantially in the form as set forth in Exhibit D hereto.

         So long as the Notes are eligible for book-entry settlement, or unless otherwise required by law, upon any transfer of a definitive Note to a QIB in accordance with Rule 144A, unless otherwise requested by the transferor, and upon receipt of the definitive Note or Notes being so transferred, together with a certificate in the form of Exhibit E hereto from the transferor that the transferor reasonably believes the transferee is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable securities laws of any state of the United States or any other jurisdiction (or other evidence satisfactory to the Trustee), the Trustee shall cancel such definitive Note or Notes and cause, or direct the Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of Notes represented by the Restricted Global Note to be increased accordingly.

         So long as the Notes are eligible for book-entry settlement, or unless otherwise required by law, upon any transfer of a definitive Note in accordance with Regulation S, if requested by the transferor, and upon receipt of the definitive Note or Notes being so transferred, together with a certificate in the form of Exhibit F hereto from the transferor that the transfer was made in accordance with Rule 903 or 904 of Regulation S under the Securities Act (or other evidence satisfactory to the Trustee), the Trustee shall cancel such definitive Note or Notes and cause, or direct the Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of Notes represented by the Regulation S Global Note to be increased accordingly.

         If a holder of a beneficial interest in the Restricted Global Note wishes at any time to exchange its interest in the Restricted Global Note for an interest in the Regulation S Global Note, or to transfer its interest in the Restricted Global Note to a person who wishes to take delivery thereof in the form of an interest in the Regulation S Global Note, whether before or after the expiration of the Restricted Period, such holder may, subject to the rules and procedures of the Depositary and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in the Regulation S Global Note. Upon receipt by the Trustee, as transfer agent, of (1) written instructions given in accordance with the Depositary's procedures from or on behalf of a holder of a beneficial interest in the Restricted Global Note, directing the Trustee (via DWAC), as transfer agent, to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the Restricted Global Note to be exchanged or transferred, (2) a written order given in accordance with the Depositary's procedures containing information regarding the Euroclear or Cedel account to be credited with such increase and the name of such account, and (3) a certificate in the form of Exhibit G given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act and that if such transfer occurs prior to the expiration of the Restricted Period, the interest transferred will be held immediately thereafter, until the expiration of the Restricted Period, through Euroclear or Cedel (or other evidence satisfactory to the Trustee), the Trustee, as transfer agent, shall promptly deliver appropriate instructions to the Depositary (via DWAC), its nominee, or the custodian for the Depositary, as the case may be, to reduce or reflect on its records a reduction of the Restricted Global Note by the aggregate principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred from the relevant participant, and the Trustee, as transfer agent, shall promptly deliver appropriate instructions (via
DWAC) to the Depositary, its nominee, or the custodian for the Depositary, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Regulation S Global Note by the aggregate principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions (who shall be Morgan Guaranty Trust Company of New York,
Brussels office, as operator of Euroclear or Cedel or another agent member of Euroclear or Cedel, or both, as the case may be, acting for and on behalf of them) a beneficial interest in such Regulation S Global Note equal to the reduction in the principal amount of such Restricted Global Note.

         Prior to the expiration of the Restricted Period, a beneficial interest in the Regulation S Global Note may be transferred to a person who takes delivery in the form of a beneficial interest in the Restricted Global Note, subject to the rules and procedures of Euroclear or Cedel and the Depositary, as the case may be, and to the requirements set forth in the following sentence. Upon receipt by the Trustee, as transfer agent, from the transferror of (1) written instructions given in accordance with the procedures of Euroclear or Cedel and the Depositary, as the case may be, from or on behalf of a beneficial owner of an interest in the Regulation S Global Note directing the Trustee, as transfer agent, to credit or cause to be credited a beneficial interest in the Restricted Global Note in an amount equal to the beneficial interest in the Regulation S Global Note to be exchanged or transferred, (2) a written order given in accordance with the procedures of Euroclear or Cedel and the Depositary, as the case may be, containing information regarding the account with the Depositary to be credited with such increase and the name of such account, and (3) prior to the expiration of the Restricted Period, a certificate in the form of Exhibit H given by the holder of such beneficial interest and stating that such transfer is being made to a person who the transferor reasonably believes is purchasing for its own account or accounts as to which it exercises sole investment discretion and that such person and each such account is a QIB in each case and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable securities laws of any state of the United States or any other jurisdiction (or other evidence satisfactory to the Trustee), the Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the Depositary, its nominee, or the custodian for the Depositary, as the case may be, to reduce or reflect on its records a reduction of the Regulation S Global Note by the aggregate principal amount of the beneficial interest in such Regulation S Global Note to be exchanged or transferred, and the Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the Depositary, its nominee, or the custodian for the Depositary, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of the Restricted Global Note by the aggregate principal amount of the beneficial interest in the Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Restricted Global Note equal to the reduction in the principal amount of the Regulation S Global Note. After the expiration of the Restricted Period, the certification requirement set forth in clause
(3) of the second sentence of this paragraph shall no longer apply to such exchanges and transfers.

         If a holder of a definitive Note wishes at any time to exchange its Note for a beneficial interest in any global Note (or vice versa), or to transfer its definitive Note to a person who wishes to take delivery thereof in the form of a beneficial interest in a global Note (or vice versa), such Notes and beneficial interests may be exchanged or transferred for one another only in accordance with such procedures as are consistent with the provisions of this
Section 2.2(c) (including the certification requirements intended to ensure that such exchanges or transfers comply with Rule 144, Rule 144A or Regulation S, as the case may be) and as may be from time to time adopted by the Company with notice to and the consent of the Trustee. Such Notes shall bear the legends required by Sections 2.5(c) and (d) as applicable.

         Any beneficial interest in one of the global Notes that is transferred to a person who takes delivery in the form of an interest in the other global Note shall, upon transfer, cease to be an interest in such global Note and become an interest in the other global Note and, accordingly, shall thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other global Note for as long as it remains such an interest.

         Any global Note may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Company with notice thereof to the Custodian, the Depositary or by the National Association of Securities Dealers, Inc. in order for the Notes to be tradeable on the PORTAL Market or as may be required for the Notes to be tradeable on any market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with Regulation S or with the rules and regulations of any securities exchange upon which the Notes may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Notes are subject.

         (c) Every Note that bears or is required under this Section 2.5(c) to bear the legend set forth in this Section

2.5(c) (together with any Common Stock issued upon conversion of the Notes and required to bear the legend set forth in Section 2.5(d), collectively, the "Restricted Securities") shall be subject to the restrictions on transfer set forth in this Section 2.5(c), unless such restrictions on transfer shall have been waived by the written consent of the Company or removed in accordance with the provisions of Section 2.5(e), and the holder of each such Restricted Security, by such holder's acceptance thereof, agrees to be bound by such restrictions on transfer. As used in this Section 2.5(c), the term "transfer" encompasses any sale, pledge, transfer or other disposition of any Restricted Security.

         Until three years after the later of the original issuance date of any Note and the last date on which the Company or an Affiliate of the Company was the owner of such Note, any certificate evidencing such Note (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof, which shall bear the legend set forth in
Section 2.5(d), if applicable) shall bear a legend in substantially the following form, unless otherwise agreed by the Company (with notice thereof to the Trustee):

    THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT
    (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT PRIOR TO THE DATE THAT IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY AND THE LAST DATE ON WHICH PENN TREATY AMERICAN CORPORATION (THE "COMPANY") OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE OWNER OF THE NOTE (THE "RESTRICTION TERMINATION DATE") RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO FIRST UNION NATIONAL BANK, AS TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE

    OBTAINED FROM SUCH TRUSTEE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY BEFORE THE RESTRICTION TERMINATION DATE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO FIRST UNION NATIONAL BANK, AS TRUSTEE. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (C), (D) OR (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO FIRST UNION NATIONAL BANK, AS TRUSTEE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

         Any Note (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms may, upon satisfaction of the requirements of Section 2.5(f) and surrender of such Note for exchange to the Note registrar in accordance with the provisions of this Section 2.5, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.5(c).

         Notwithstanding any other provisions of this Indenture (other than the provisions set forth in this Section 2.5(c)), a global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

         The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to the global Notes. Initially, the global Notes shall be issued to the Depositary, registered in the name of Cede, as the nominee of the Depositary, and deposited with the Trustee as Custodian for Cede.

         Neither the Company nor the Trustee (or any registrar, paying agent or conversion agent under this Indenture) shall have responsibility for the performance by the Depositary and its nominees, Euroclear or Cedel Bank or their participants or indirect participants of their respective obligations under the rules and procedures governing their operations. The Depositary will take any action permitted to be taken by a holder of Notes (including, without limitation, the presentation of Notes for exchange as described below) only at the direction of one or more participants to whose account with the Depositary interests in the global Notes are credited, and only in respect of the principal amount of the Notes represented by the global Notes as to which such participant or participants has or have given such direction.

         If at any time the Depositary for the global Notes notifies the Company that it is unwilling or unable to continue as Depositary for such Notes, the Company may appoint a successor Depositary with respect to such Notes. If a successor Depositary for the Notes is not appointed by the Company within 90 days after the Company receives such notice, the Company shall execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of Notes, shall authenticate and make available for delivery, Notes in definitive form, in an aggregate principal amount equal to the principal amount of the global Notes in exchange for such global Notes.

         Definitive Notes issued in exchange for all or a part of a global Note pursuant to this Section 2.5(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Upon execution and authentication, the Trustee shall make available for delivery such definitive Notes to the persons in whose names such definitive Notes are so registered.

         At such time as all interests in global Notes have been redeemed, converted, repurchased or canceled, such global Notes shall be, upon receipt thereof, canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a global Note is exchanged for definitive Notes, redeemed, repurchased, converted, canceled or transferred to a transferee who receives definitive Notes therefor or any definitive Note is exchanged or transferred for part of a global Note, the principal amount of such global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be reduced or increased, as the case may be, and an endorsement shall be made on such global Note by the Trustee or the

Custodian, at the direction of the Trustee, to reflect such reduction or increase.

         The Company and the Trustee may for all purposes, including the making of payments due on the Notes, deal with the Depositary as the authorized representative of the Noteholders for the purposes of exercising the rights of Noteholders hereunder. The rights of the owner of any beneficial interest in a global Note shall be limited to those established by law and agreements between such owners and depository participants or Euroclear and Cedel; provided that no such agreement shall give any rights to any person against the Company or the Trustee without the written consent of the parties so affected. Multiple requests and directions from and votes of, the Depositary as holder of notes in book entry form with respect to any particular matter shall not be deemed inconsistent to the extent they do not represent an amount of notes in excess of those held in the name of the Depositary or its nominee.

         (d) Until three years after the later of the original issuance date of any Note (other than any Note represented by the Regulation S Global Note) and the last date on which the Company or an Affiliate of the Company was the owner of such Note, any stock certificate representing Common Stock issued upon conversion of such Note shall bear a legend in substantially the following form, unless otherwise agreed by the Company (with written notice thereof to the Trustee and any transfer agent for the Common Stock):

    THE COMMON STOCK EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES THAT PRIOR TO THE DATE THAT IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THE NOTE UPON THE CONVERSION OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED AND THE LAST DATE ON WHICH PENN TREATY AMERICAN CORPORATION (THE "COMPANY") OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 OF THE SECURITIES ACT) OF THE COMPANY WAS THE OWNER OF THE NOTE UPON THE CONVERSION OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED OR THE COMMON STOCK EVIDENCED HEREBY (THE "RESTRICTION TERMINATION DATE"), (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE COMMON STOCK EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN COMPLIANCE WITH RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) THAT PRIOR TO SUCH TRANSFER, FURNISHES TO THE COMPANY'S

    TRANSFER AGENT FOR ITS COMMON STOCK, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRANSFER AGENT), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT; (2) PRIOR TO ANY SUCH TRANSFER PURSUANT TO CLAUSE (C),
    (D) OR (E) ABOVE, IT WILL FURNISH TO THE COMPANY'S TRANSFER AGENT FOR COMMON STOCK, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.
    THIS LEGEND WILL BE REMOVED UPON THE SATISFACTION OF THE TRANSFER AGENT THAT THE COMMON STOCK EVIDENCED HEREBY HAS BEEN OR IS BEING OFFERED AND SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN ACCORDANCE WITH RULE 144 OR RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

         Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms may, upon satisfaction of the requirements of Section 2.5(f) and surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like aggregate number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.5(d).

         (e) Upon any sale or transfer of any Restricted Security (including any interest in a global Note) (i) that is effected pursuant to an effective registration statement under the Securities Act, (ii) that is effected pursuant to Rule 144 as promulgated under the Securities Act as determined by counsel to the Company or (iii) in connection with which the Trustee (or transfer agent for the Common Stock, in the case of shares of Common Stock) receives certificates and other information (including an opinion of counsel, if requested) reasonably acceptable to the Company to the effect that such security shall no longer be subject to the resale restrictions under federal and state securities laws, then
(A) in the case of a Restricted Security in definitive form, the Note registrar or co-registrar

(or transfer agent, in the case of Common Stock) shall permit the holder thereof to exchange such Restricted Security for a security that does not bear the legends set forth in Section 2.5(c) or 2.5(d), as applicable, and shall rescind any such restrictions on transfer and (B) in the case of Restricted Securities represented by a global Note, such Note shall no longer be subject to the restrictions contained in the legend set forth in Section 2.5(c) (but still subject to the other provisions hereof). In addition, any Note (or security issued in exchange or substitution therefor) or shares of Common Stock issued upon conversion of any Note, in either case, as to which the restrictions on transfer described in the legends set forth in Section 2.5(c) and 2.5(d), respectively, have expired by their terms, may, upon surrender thereof (in accordance with the terms of this Indenture in the case of Notes) together with such certifications and other information (including an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and the Trustee and in a form acceptable to the Company, to the effect that the transfer of such Restricted Security has been made in compliance with Rule 144 or such successor provision) acceptable to the Company be exchanged for a new Note or Notes of like tenor and aggregate principal amount (in the case of Notes), or a new certificate or certificates for a like aggregate number of shares of Common Stock (in the case of Common Stock), or a new certificate or other instrument of like tenor and amount (in the case of securities issued in exchange or substitution for Notes), which shall not bear the restrictive legends set forth in Sections 2.5(c) and 2.5(d).

         (f) Each holder or former holder of a Note agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such holder's or former holder's Note in violation of any provision of this Indenture and/or applicable U.S. federal or state securities law.

         Section 2.6 MUTILATED, DESTROYED, LOST OR STOLEN NOTES. In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its request, the Trustee or an authenticating agent appointed by the Trustee shall authenticate and make available for delivery a new Note bearing a number not contemporaneously outstanding in exchange and substitution for the mutilated Note or in lieu of and in substitution for the Note so destroyed, lost or stolen. The Company may charge such applicant for the expenses of the Company in replacing a Note. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or connected with such substitution, and in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

         The Trustee or such authenticating agent may authenticate any such substituted Note and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. Upon the issuance of any substituted Note, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note that has matured or is about to mature or has been called for redemption or is about to be repurchased or converted into Common Stock or cash shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof, except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or connected with such substitution, and in case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any paying agent or conversion agent of the destruction, loss or theft of such Note and of the ownership thereof.

         Every substitute Note issued pursuant to the provisions of this
Section 2.6 in lieu of any Note that is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be enforceable by anyone, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion of negotiable instruments or other securities without their surrender.

         Section 2.7 TEMPORARY NOTES. Pending the preparation of definitive Notes, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon written request of the Company, authenticate and make available for delivery temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination and shall be substantially in the form of the definitive Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Notes. Without unreasonable delay the Company shall execute and deliver to the Trustee or such authenticating agent definitive Notes (other than in the case of Notes in global form) and thereupon any or all temporary Notes (other than any such global Note) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 4.2 and the Trustee or such authenticating agent shall authenticate and make available for delivery in exchange for such temporary Notes an equal aggregate principal amount of definitive Notes. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as definitive Notes authenticated and delivered hereunder.

         Section 2.8 CANCELLATION OF NOTES PAID, ETC. All Notes surrendered for the purpose of payment, redemption, repurchase, conversion, exchange or registration of transfer shall, if surrendered to the Company or any paying agent or any Note registrar or any conversion agent, be surrendered to the Trustee and promptly canceled by it or, if surrendered to the Trustee, shall be promptly canceled by it and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. If required by the Company, the Trustee shall return canceled Notes to the Company. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

         Section 2.9 CUSIP NUMBERS. The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use CUSIP numbers in notices of redemption as a convenience to holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

                                     ARTICLE III

                          REDEMPTION AND REPURCHASE OF NOTES


         Section 3.1 REDEMPTION PRICES. The Notes are not redeemable at the option of the Company prior to December 3, 1999. At any time on or after that date, the Notes may be redeemed at the Company's option, upon notice as set forth in Section 3.2, in whole at any time or in part from time to time, at the declining redemption prices set forth below plus accrued and unpaid interest thereon to the applicable redemption date if redeemed during the twelve-month period beginning:

                                               REDEMPTION
              DATE                               PRICE

         December 3, 1999                        103.13%
         December 1, 2000                        102.08%
         December 1, 2001                        101.04%
         and on or after December 1, 2002        100.00%

         Section 3.2 NOTICE OF REDEMPTION; SELECTION OF NOTES. In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Notes pursuant to Section 3.1, it shall fix a date for redemption and, in the case of any redemption pursuant to Section 3.1, it or, at its written request accompanied by the proposed form of notice of redemption (which must be received by the Trustee at least ten days prior to the date the Trustee is requested to give notice as described below, unless a shorter period is agreed to by the Trustee), the Trustee in the name of and at the expense of the Company, shall publish a notice in the Wall Street Journal and mail or cause to be mailed a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the holders of Notes so to be redeemed as a whole or in part at their last addresses as the same appear on the Note register, provided that subject to the approval of the form of notice by the Trustee if the Company shall give such notice, it shall also give such notice, and notice of the Notes to be redeemed, to the Trustee. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

         Each such notice of redemption shall identify the Notes to be redeemed (including CUSIP numbers), specify the aggregate principal amount of Notes to be redeemed, the date fixed for redemption, the redemption price at which Notes are to be redeemed, the place or places of payment, that payment shall be made upon presentation and surrender of such Notes, that interest accrued to the date fixed for redemption shall be paid as specified in said notice and that on and after said date, interest thereon or on the portion thereof to be redeemed shall cease to accrue. Such notice shall also state the current Conversion Price and the date on which the right to convert such Notes or portions thereof into Common Stock shall expire. If fewer than all the Notes are to be redeemed, the notice of redemption shall identify the Notes to be redeemed. In case any Note is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof shall be issued.

         On or prior to the Business Day prior to the redemption date specified in the notice of redemption given as provided in this Section 3.2, the Company shall deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 4.4) an amount of money sufficient to redeem on the redemption date all the Notes so called for redemption (other than those theretofore surrendered for conversion into Common Stock or cash) at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If any Note called for redemption is converted pursuant hereto, any money deposited with the Trustee or any paying agent or so segregated and held in trust for the redemption of such Note shall be paid to the Company upon its written request or, if then held by the Company, shall be discharged from such trust. If fewer than all the Notes are to be redeemed, the Company shall give the Trustee written notice in the form of an Officers' Certificate not fewer than 45 days (or such shorter period of time as may be acceptable to the Trustee) prior to the redemption date as to the aggregate principal amount of Notes to be redeemed.

         If fewer than all the Notes are to be redeemed, the Trustee shall select the Notes or portions thereof to be redeemed (in principal amounts of $1,000 or integral multiples thereof), by lot or, in its discretion, on a PRO RATA basis. If any Note selected for partial redemption is converted in part after such selection, the converted portion of such Note shall be deemed (so far as may be) to be the portion to be selected for redemption. The Notes (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Note is converted as a whole or in part before the mailing of the notice of redemption.

         Upon any redemption of less than all Notes, the Company and the Trustee may treat as outstanding any Notes surrendered for conversion during the period of 15 days next preceding the mailing of a notice of redemption and need not treat as outstanding any Note authenticated and delivered during such period in exchange for the unconverted portion of any Note converted in part during such period.

         Section 3.3 PAYMENT OF NOTES CALLED FOR REDEMPTION. If notice of redemption has been given as above provided, the Notes or portion of Notes with respect to which such notice has been given shall, unless converted into Common Stock pursuant to the terms hereof, become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest thereon accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Notes at the redemption price, together with interest thereon accrued to said date), interest on the Notes or portion of Notes so called for redemption shall cease to accrue, and such Notes shall cease after the close of business on the Business Day next preceding the date fixed for redemption to be convertible into Common Stock or cash and, except as provided in Sections 7.6 and 12.4, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Notes except the right to receive the redemption price thereof and unpaid interest thereon to the date fixed for redemption. On presentation and surrender of such Notes at a place of payment in said notice specified, the said Notes or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that any semi-annual payment of interest becoming due on the date fixed for redemption shall be payable to the holders of such Notes registered as such on the relevant record date subject to the terms and provisions of Section 2.3 hereof.

         Upon presentation of any Note redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in principal amount equal to the unredeemed portion of the Notes so presented.

         If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Note and such Note shall remain convertible into Common Stock until the principal and premium, if any, shall have been paid or duly provided for.

         Section 3.4 CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION. In connection with any redemption of Notes, with notice to the Trustee, the Company may arrange for the purchase and conversion of any Notes by an agreement with one or more investment bankers or other purchasers to purchase such Notes by paying to the Trustee in trust for the Noteholders, on or prior to the close of business one Business Day prior to the date fixed for redemption, an amount not less than the applicable redemption price, together with interest accrued to the date fixed for redemption, of such Notes. Notwithstanding anything to the contrary contained in this Article III, the obligation of the Company to pay the redemption price of such Notes, together with interest accrued to the date fixed for redemption, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which shall be filed with the Trustee prior to the date fixed for redemption, any Notes not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article XIV) surrendered by such purchasers for conversion, prior to the close of business on the date fixed for redemption (and the right to convert any such Notes shall be deemed to have been extended through such time), subject to payment of the above amount as aforesaid. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Notes. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Notes shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Notes between the Company and such purchasers including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

         Section 3.5  REPURCHASE OF NOTES UPON A CHANGE OF CONTROL.

         (a) If a Change of Control shall occur at any time, then each holder of Notes shall have the right to require that the Company repurchase such holder's Notes in whole or in part in integral multiples of $1,000 at a purchase price (the "Change of Control Purchase Price") in cash in an amount equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest thereon, if any, to the purchase date (the "Change of Control Purchase Date") pursuant to the offer described below (the "Change of Control Offer") and in accordance with the other procedures set forth in this Indenture.

         (b) Within 30 days following any Change of Control, the Company shall publish a notice in the Wall Street Journal, notify the Trustee thereof and give written notice of such Change of Control to each holder of Notes, by first-class mail, postage prepaid, at the Noteholder's address appearing in the Note register, stating, among other things, (i) that a Change of Control has occurred, (ii) the Change of Control Purchase Price, (iii) the Change of Control Purchase Date (which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed, or such later date as is necessary to comply with requirements under the Exchange Act),
(iv) that any Note not tendered shall continue to accrue interest and to have all of the benefits of this Indenture, (v) that, unless the Company defaults in the payment of the Change of Control Purchase Price, any Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Purchase Date, (vi) that Noteholders electing to have any Notes purchased pursuant to a Change of Control Offer shall be required to surrender the Notes, with the form entitled "Option of Noteholder to Elect Purchase" on the reverse of the Notes completed, to the Company at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Purchase Date,
(vii) that Noteholders shall be entitled to withdraw their election if the Company receives, not later than the close of business on the second Business Day preceding the Change of Control Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Noteholder, the principal amount of Notes delivered for purchase, and a statement that such Noteholder is withdrawing his election to have such Notes purchased, and
(viii) that Noteholders whose Notes are being purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof. The Company shall comply with the requirements of Rule 13e-4 and 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes in connection with a Change of Control.

         (c) On the Change of Control Purchase Date, the Company shall, to the extent lawful, (i) accept for payment Notes or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Trustee an amount equal to the Change of Control Purchase Price in respect of all Notes or portions thereof so tendered and (iii) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers' Certificate stating the Notes or portions thereof tendered to the Company. The Trustee shall promptly mail to each Noteholder of Notes so accepted payment in an amount equal to the purchase price of such Notes, and the Trustee shall promptly authenticate and mail to each Noteholder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each such new Note shall be in a principal amount of $1,000 or an integral multiple thereof. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

         (d) The term "Change in Control" shall mean an event or series of events in which (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) acquires "beneficial ownership" (as determined in accordance with Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the total Voting Stock of the Company at an Acquisition Price less than the conversion price then in effect with respect to the Notes and (ii) the holders of the Common Stock receive consideration which is not all or substantially all common stock that is (or upon consummation of or immediately following such event or events will be) listed on a United States national securities exchange or approved for quotation on the Nasdaq Stock Market or any similar United States system of automated dissemination of quotations of securities' prices; provided, however, that any such person or group shall not be deemed to be the beneficial owner of, or to beneficially own, any Voting Stock tendered in a tender offer until such tendered Voting Stock is accepted for purchase under the tender offer.

         (e) "Voting Stock" means stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

                                      ARTICLE IV

                         PARTICULAR COVENANTS OF THE COMPANY


         Section 4.1 PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. The Company covenants and agrees that it shall duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes. Each installment of interest on the Notes due on any semi-annual interest payment date may be paid by mailing checks for the interest payable to or upon the written order of the holders of Notes entitled thereto as they shall appear on the Note register; provided that, with respect to any holder of Notes with an aggregate principal amount equal to or in excess of $5,000,000, at the request (such request to include appropriate wire instructions) of such holder in writing to the Trustee, interest on such holder's Notes shall be paid by wire transfer in immediately available funds. An installment of principal or interest shall be considered paid on the date due if the Trustee or paying agent (other than the Company, a Subsidiary of the Company or any Affiliate of any of them) holds on that date money designated for and sufficient to pay the installment of principal or interest and is not prohibited from paying such money to the holders of the Notes pursuant to the terms of this Indenture.

         Section 4.2 MAINTENANCE OF OFFICE OR AGENCY. The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion, redemption or repurchase and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

         The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby initially designates the Trustee as paying agent, Note registrar and conversion agent and the office of Corporate Trust Administration of the Trustee in the Borough of Manhattan, The City of New York or the office of Corporate Trust Administration of the Trustee located in Philadelphia, Pennsylvania, as two such offices or agencies of the Company for the purposes set forth in the first paragraph of this Section 4.2.

         So long as the Trustee is the Note registrar, the Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 7.11(a).

         Section 4.3 APPOINTMENTS TO FILL VACANCIES IN TRUSTEE'S OFFICE. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, shall appoint, in the manner provided in Section 7.11, a Trustee, so that there shall at all times be a Trustee hereunder.

         Section 4.4  PROVISIONS AS TO PAYING AGENT.

         (a) If the Company shall appoint a paying agent other than the Trustee, or if the Trustee shall appoint such a paying agent, the Company or the Trustee, as the case may be, shall cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.4:

         (1) that it shall hold all sums held by it as such agent for the payment of the principal of, premium, if any, or interest on the Notes (whether such sums have been paid to it by the Company or by any other obligor on the Notes) in trust for the benefit of the holders of the Notes;

         (2) that it shall give the Trustee written notice of any failure by the Company (or by any other obligor on the Notes) to make any payment of the principal of, premium, if any, or interest on the Notes when the same shall be due and payable; and

         (3) that at any time during the continuance of an Event of Default, upon request of the Trustee, it shall forthwith pay to the Trustee all sums so held in trust.

         The Company shall, before each due date of the principal of, premium, if any, or interest on the Notes, deposit with the paying agent a sum sufficient to pay such principal, premium, if any, or interest, and (unless such paying agent is the Trustee) the Company shall promptly notify the Trustee of any failure to take such action.

         (b) If the Company shall act as its own paying agent, it shall, on or before each due date of the principal of, premium, if any, or interest on the Notes, set aside, segregate and hold in trust for the benefit of the holders of the Notes a sum sufficient to pay such principal, premium, if any, or interest so becoming due and shall notify the Trustee of any failure to take such action and of any failure by the Company (or any other obligor under the Notes) to make any payment of the principal of, premium, if any, or interest on the Notes when the same shall become due and payable.

         (c) Anything in this Section 4.4 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder as required by this Section 4.4, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any paying agent to the Trustee, the Company or such paying agent shall be released from all further liability with respect to such sums.

         (d) Anything in this Section 4.4 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.4 is subject to Sections 12.3 and 12.4.

         Section 4.5 CORPORATE EXISTENCE. Subject to Article XI, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of any Subsidiary of the Company, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not materially adverse to the holders of the Notes.

         Section 4.6 RULE 144A INFORMATION REQUIREMENT. During the three-year period following the original issuance date of any Note and during the three-year period following the last date on which the Company or an Affiliate of the Company was the owner of any Note (or shares of Common Stock issued upon conversion of any Note), if the Company is subject neither to Section 13 nor
Section 15(d) of the Exchange Act, the Company shall at the written request of any holder or beneficial holder of such Note

(or shares of Common Stock issued upon conversion of Notes) provide to such holder or beneficial holder of such Note (or shares of Common Stock issued upon conversion of Notes) and any prospective transferee designated by such holder or beneficial holder of such Note (or shares of Common Stock issued upon conversion of Notes) such information, if any, required by Rule 144A(d)(4) under the Securities Act (so long as such information is required to permit such transfer under Rule 144A).

         Section 4.7 STAY, EXTENSION AND USURY LAWS. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

         Section 4.8  COMPLIANCE STATEMENT; NOTICE OF DEFAULTS

         (a) The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating whether or not to the best knowledge of the signers thereof the Company is in compliance (without regard to periods of grace or notice requirements) with all conditions and covenants under this Indenture, and if the Company shall not be in compliance, specifying such non-compliance and the nature and status thereof of which such signer may have knowledge.

         (b) The Company shall file with the Trustee written notice of the occurrence of any default or Event of Default within ten days of its becoming aware of any such default or Event of Default.

         4.9 LIMITATION ON DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to (i) pay dividends or make any other distribution on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, or pay any indebtedness owed to, the Company or a Subsidiary of the Company,

(ii) make loans or advances to the Company or any Subsidiary of the Company, or (iii) transfer any of its properties or assets to the Company.

         Section 4.10 TAXES. The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon the Company or its Subsidiaries or upon the income, profits or property of the Company or any such Subsidiary and (ii) all lawful claims for labor, materials and supplies that, if unpaid, might by law become a lien upon the property of the Company or any such Subsidiary; provided that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which disputed amounts adequate reserves have been made.

         Section 4.11 INSURANCE. The Company shall provide, or cause to be provided, for itself and its Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds customarily insured against by corporations similarly situated and owning like properties, including, but not limited to, products liability insurance and public liability insurance, with reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts with such deductibles and by such methods as shall be determined in good faith by the Board of Directors to be appropriate.


                                      ARTICLE V

                          NOTEHOLDERS' LISTS AND REPORTS BY
                                     THE COMPANY


         Section 5.1 NOTEHOLDERS' LISTS. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of holders of Notes, the Company and the Trustee, and shall otherwise comply with Trust Indenture Act Section 312(a). If the Trustee is not the Notes registrar, the Company shall furnish to the Trustee on or before at least seven Business Days preceding each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee reasonably may require of the names and addresses of holders of Notes, and the Company shall otherwise comply with Trust Indenture Act Section 312(a).

     Section 5.2 REPORTS BY COMPANY. The Company shall deliver to the Trustee within 15 days after it files the same with the Commission, copies of all reports and information (or copies of such portions of any of the foregoing as the Commission may by its rules and regulations prescribe), if any, which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act or pursuant to the immediately following sentence. So long as at least $5,000,000 aggregate principal amount of Notes remain outstanding, the Company shall file with the Commission such reports as may be required pursuant to Section 13 of the Exchange Act in respect of a security registered pursuant to Section 12 of the Exchange Act, regardless of whether the Company is otherwise required to file such reports. If the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act (or otherwise required to file reports pursuant to the immediately preceding sentence), the Company shall deliver to the Trustee, within 15 days after it would have been required to file such information with the Commission were it required to do so, annual and quarterly financial statements, including any notes thereto (and, in the case of a fiscal year end, an auditors' report by an independent certified public accounting firm of established national reputation), and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," in each case substantially equivalent to that which it would have been required to include in such quarterly or annual reports, information, documents or other reports if it had been subject to the requirements of Section 13 or 15(d) of the Exchange Act. The Company shall provide copies of the foregoing materials to the Noteholders to the extent required by the Trust Indenture Act once this Indenture has been qualified. The Company shall also comply with the other provisions of the Trust Indenture Act Section 314(a).

     If the Company is not required to file the reports and information described above with the Commission, and the Company's Common Stock is still publicly held, the Company shall deliver an annual financial report for the Common Stock (as required by the Commission) to the Trustee no later than 120 days from the end of its fiscal year and quarterly financial reports for the Common Stock (as required by the Commission) no later than 30 days after the end of each quarter; provided, however, that if the Company's Common Stock is no longer publicly held, the Company shall deliver annual and quarterly reports to the Trustee at the same times as described in this paragraph, but the Company shall not have to include management's discussion and analysis of financial conditions and results of operations or description of the business sections in such reports.

     Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).


                                      ARTICLE VI

                                DEFAULTS AND REMEDIES


     Section 6.1 EVENTS OF DEFAULT. In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

         (a) default in the payment of the principal of or premium, if any, on the Notes when due at maturity, upon redemption or otherwise, including failure by the Company to purchase the Notes when required under
     Section 3.5 (whether or not such payment shall be prohibited by Article XV of this Indenture); or

         (b) default in the payment of any installment of interest on the Notes as and when the same shall become due and payable (whether or not such payment shall be prohibited by Article XV of this Indenture), and continuance of such default for a period of 30 days; or

         (c) a failure on the part of the Company to duly observe or perform any other covenants or agreements on the part of the Company in this Indenture (other than a default in the performance or breach of a covenant or agreement that is specifically dealt with elsewhere in this Section 6.1) that continues for a period of 90 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and a Responsible Officer of the Trustee, by the holders of at least 25% in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.4; or

         (d) an event of default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any of its Subsidiaries (or the payment of which is guaranteed by the Company or any of its Subsidiaries), whether such indebtedness or guarantee now exists or shall be created after the date hereof, which default (i) is caused by a failure to pay principal or interest on such indebtedness prior to the expiration of the grace period provided in such indebtedness (a "Payment Default") or (ii) results in the acceleration of such indebtedness prior to its expressed maturity and, in each case, the principal amount of such indebtedness, together with the principal amount of any other such indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10 million or more;

         (e) final judgments or decrees shall be entered by a court of competent jurisdiction against the Company or any Subsidiary involving liabilities of $10 million or more (singly or in the aggregate) (after deducting the portion of such liabilities accepted by a reputable insurance company) and such final judgments or decrees shall not have been vacated, discharged, satisfied or stayed pending appeal within 60 days from the entry thereof;

         (f) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due; or

         (g) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 consecutive days;

then, and in each and every such case (other than an Event of Default specified in Section 6.1(f) or (g)), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding hereunder determined in accordance with
Section 8.4, by notice in writing to the Company (and to the Trustee if given by Noteholders), may declare the principal of, premium, if any, on the Notes and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. If an Event of Default specified in Section 6.1(f) or
(g) occurs and is continuing, the principal of all the Notes and the interest accrued thereon shall be immediately due and payable. The foregoing provision is subject to the conditions that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all Notes and the principal of and premium, if any, on any and all Notes that shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal and premium, if any, at the rate borne by the Notes, to the date of such payment or deposit) and amounts due to the Trustee pursuant to Section 7.7, and if any and all defaults under this Indenture, other than the nonpayment of principal of, premium, if any, and accrued interest on Notes that shall have become due by acceleration, shall have been cured or waived pursuant to Section 6.7, then and in every such case the holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereto. The Company shall notify a Responsible Officer of the Trustee, promptly upon becoming aware thereof, of any Event of Default.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the holders of Notes and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the holders of Notes and the Trustee shall continue as though no such proceeding had been taken.

     Section 6.2 PAYMENTS OF NOTES ON DEFAULT; SUIT THEREFOR. The Company covenants that (a) in case a default shall be made in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall have become due and payable, whether at maturity of the Notes or in connection with any redemption or repurchase, by declaration or otherwise, then, upon demand of the Trustee, the Company shall pay to the Trustee, for the benefit of the holders of the Notes, the whole amount that then shall have become due and payable on all such Notes for principal of, premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal, premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith. Until such demand by the Trustee, the Company may pay the principal of and premium, if any, and interest on the Notes to the registered holders, whether or not the Notes are overdue.

     In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on the Notes wherever situated the monies adjudged or decreed to be payable.

     In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Noteholders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property and to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same after the deduction of any amounts due the Trustee under Section 7.7; and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Noteholders to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including counsel fees incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property that the holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

    Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or adopt on behalf of any Noteholder any plan of reorganization or arrangement affecting the Notes or the rights of any Noteholder, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

    All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be rought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes.

    In any proceedings brought by the Trustee pursuant to this Indenture or any supplement hereto (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holders of the Notes parties to any such proceedings.

     Section 6.3 APPLICATION OF MONIES COLLECTED BY TRUSTEE. Any monies collected by the Trustee pursuant to this Article VI shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

         First:  To the payment of all amounts due the Trustee under Section
    7.7;

         Second: Subject to the provisions of Article XV, in case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of interest on the Notes in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Notes, such payments to be made ratably to the persons entitled thereto; and

         Third: Subject to the provisions of Article XV, in case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid, to the payment of the whole amount then holding and unpaid upon the Notes for principal, premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Notes; and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal, premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest.

    Section 6.4 PROCEEDINGS BY NOTEHOLDER. No holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding, and no direction inconsistent with such written request shall have been given to the Trustee pursuant to
Section 6.7; it being understood and intended, and being expressly covenanted by the taker and holder of every Note with every other taker and holder and the Trustee, that no one or more holders of Notes shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Notes, to obtain or seek to obtain priority over or preference to any other such holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes (except as otherwise provided herein). For the protection and enforcement of this Section 6.4, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

    Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any holder of any Note to receive payment of the principal of, premium, if any, and interest on such Note, on or after the respective due dates expressed in such Note, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such holder except as otherwise set forth herein.

    Anything in this Indenture or the Notes to the contrary notwithstanding, the holder of any Note, without the consent of either the Trustee or the holder of any other Note, in his own behalf and for his own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, his rights of conversion as provided herein.

    Section 6.5 PROCEEDINGS BY TRUSTEE. In case of an Event of Default and subject to the provisions of Section 7.7 hereof, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

    Section 6.6  REMEDIES CUMULATIVE AND CONTINUING.  Except as provided in
Section 2.6, all powers and remedies given by this Article VI to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of such powers and remedies or of any other powers and remedies available to the Trustee or the holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Notes to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such default or any acquiescence therein; and, subject to the provisions of Section 6.4, every power and remedy given by this Article VI or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

    Section 6.7  DIRECTION OF PROCEEDINGS AND WAIVER OF DEFAULTS BY MAJORITY
OF NOTEHOLDERS. The holders of a majority in aggregate principal amount of the Notes at the time outstanding (determined in accordance with Section 8.4) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that (a) such direction shall not be in conflict with any rule of law or with this Indenture and (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. The holders of a majority in aggregate principal amount of the Notes at the time outstanding (determined in accordance with Section 8.4) may on behalf of the holders of all of the Notes waive any past default or Event of Default hereunder and its consequences except (i) a default in the payment of interest or premium, if any, on, or the principal of, the Notes,
(ii) a failure by the Company to convert any Notes into Common Stock or cash, as the case may be, or (iii) a default in respect of a covenant or provisions hereof that under Article X cannot be modified or amended without the consent of the holders of all Notes then outstanding. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 6.7, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing and the Company, the Trustee and the holders of the Notes shall as reasonably possible be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

    Section 6.8 NOTICE OF DEFAULTS. The Trustee shall, within 90 days after the occurrence of a default, mail to all Noteholders, as the names and addresses of such holders appear upon the Note register, notice of all defaults of which a Responsible Officer has actual knowledge, unless such defaults shall have been cured or waived before the giving of such notice; provided that, except in the case of default in the payment of the principal of, premium, if any, or interest on any of the Notes, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determine that the withholding of such notice is in the interests of the Noteholders.

    Section 6.9 UNDERTAKING TO PAY COSTS. All parties to this Indenture agree, and each holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 6.9 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder or group of Noteholders holding in the aggregate more than 10% in principal amount of the Notes at the time outstanding determined in accordance with Section 8.4 or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of, premium, if any, or interest on any Note on or after the due date expressed in such Note or to any suit for the enforcement of the right to convert any Note in accordance with the provisions of Article XIV.


                                     ARTICLE VII

                                CONCERNING THE TRUSTEE


    Section 7.1  DUTIES AND RESPONSIBILITIES OF TRUSTEE.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b)  Except during the continuance of an Event of Default:

              (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

              (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

              (i)  this paragraph (c) does not limit the effect of paragraph
         (b) of this Section 7.1;

              (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee unless it is proved that the Trustee was negligent in ascertaining the pertinent facts reasonably available to the Trustee; and

              (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.7.

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 7.1.

         (e) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

         Section 7.2 REPORTS BY TRUSTEE TO HOLDERS. Within 60 days after each May 15 commencing with the May 15 following the date of this Indenture, the Trustee shall, if required by the Trust Indenture Act, mail to each Noteholder a brief report dated as of such May 15 that complies with Trust Indenture Act
Section 313(a). The Trustee also shall comply with Trust Indenture Act Sections 313(b) and 313(c).

         The Company shall promptly notify the Trustee in writing if the Notes become listed or delisted on any stock exchange or automatic quotation system.

         A copy of each report at the time of its mailing to Noteholders shall be mailed to the Company and, to the extent required by Section 5.2 hereof and of the Trust Indenture Act Section 313(d), filed with the Commission and each stock exchange, if any, on which the Notes are listed.

         Section 7.3 RELIANCE ON DOCUMENTS, OPINIONS, ETC. Except as otherwise provided in Section 7.1:

         (a) The Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

         (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed or required by the Trust Indenture Act); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

         (c) The Trustee may consult with counsel of its selection and any advice or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

         (d) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder; no Depositary, Custodian or paying agent who is not the Trustee shall be deemed an agent of the Trustee, and the Trustee (in its capacity as Trustee) shall not be responsible for any act or omission by any such Depositary, Custodian or paying agent;

         (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders pursuant to this Indenture unless such holders have offered the Trustee reasonable security or indemnity against the costs, expenses and liabilities that would be incurred by it in compliance with such request or direction.

         (f) Subject to the provisions of Section 7.1(c), the Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers;

         (g) In connection with any request to transfer or exchange any Note, the Trustee may request a direction (in the form of an Officers' Certificate) from the Company and an Opinion of Counsel with respect to compliance with any restrictions on transfer or exchange imposed by this Indenture, the Securities Act, other applicable law or the rules and regulations of any exchange on which the Notes or the capital stock may be traded, and the Trustee may rely and shall be protected in acting upon such direction and in accordance with such Officers' Certificate and Opinion of Counsel;

         (h) The Trustee may rely and shall be fully protected in acting upon the determination and notice by the Company of the Conversion Price; and

         (i) The Trustee shall not be deemed to have knowledge of any Event of Default or other fact or event upon the occurrence of which it may be required to take action hereunder unless one of its Responsible Officers has actual knowledge thereof obtained by a written statement.

         Section 7.4 NO RESPONSIBILITY FOR RECITALS, ETC. The recitals contained herein and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any


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

Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

         Section 7.5 TRUSTEE, PAYING AGENTS, CONVERSION AGENTS OR REGISTRAR MAY OWN NOTES. The Trustee, any paying agent, any conversion agent or any Note registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, paying agent, conversion agent or Note registrar.

         Section 7.6  MONIES TO BE HELD IN TRUST.  Subject to the provisions of
Section 12.4, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed to in writing from time to time by the Company and the Trustee.

         Section 7.7 COMPENSATION AND EXPENSES OF TRUSTEE. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Company and the Trustee shall from time to time agree in writing, for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company shall pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify each of the Trustee or any predecessor Trustee in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on the part of the Trustee or such agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim of liability in the premises. The obligations of the Company under this
Section 7.7 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Notes. The obligation


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

of the Company under this Section shall survive the satisfaction and discharge of this Indenture.

         Section 7.8 OFFICERS' CERTIFICATE AS EVIDENCE. Except as otherwise provided in Section 7.1, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Officers' Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

         Section 7.9 CONFLICTING INTERESTS OF TRUSTEE. In the event that the Trust Indenture Act is applicable hereto, and if the Trustee has or shall acquire a conflicting interest within the meaning of Trust Indenture Act Section 310(b) and there exists an Event of Default hereunder (exclusive of any period of grace or requirement of notice), the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

         Section 7.10 ELIGIBILITY OF TRUSTEE. There shall at all times be a Trustee hereunder that shall be a person that satisfies the requirements of Trust Indenture Act Section 310(a)(1) and Section 310(a)(5) and that has a combined capital and surplus of at least $50,000,000. If such person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VII.

         Section 7.11  RESIGNATION OR REMOVAL OF TRUSTEE.

         (a) The Trustee may at any time resign by giving written notice of such resignation to the Company; and the Company shall mail, or cause to be mailed, notice thereof to the holders of Notes at their addresses as they shall appear on the Note register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of

Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee.

         (b)  In case at any time any of the following shall occur:

         (i) the Trustee shall fail to comply with Section 7.9 after written request therefor by the Company or by any Noteholder who has been a BONA FIDE holder of a Note or Notes for at least six months; or

         (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.10 and shall fail to resign after written request therefor by the Company or by any such Noteholder; or

         (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or any Noteholder who has been a BONA FIDE holder of a Note or Notes for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

         (c) The holders of a majority in aggregate principal amount of the Notes at the time outstanding may at any time remove the Trustee and nominate a successor trustee, which shall be deemed appointed as successor trustee unless within ten days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Noteholder, upon the terms and conditions and otherwise as provided in the next paragraph, may petition any court of competent jurisdiction for an appointment of a successor trustee.

         If no successor trustee shall have been so appointed and have accepted appointment within 60 days after removal or the mailing of such notice of resignation to the Noteholders, the Trustee resigning or being removed may petition any court of competent jurisdiction for the appointment of a successor trust-


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

ee, or, in the case of either resignation or removal, any Noteholder who has been a BONA FIDE holder of a Note or Notes for at least six months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 7.11 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.12.

         Section 7.12 ACCEPTANCE BY SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 7.11 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon, the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but on the written request of the Company or of the successor trustee, the Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.7, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the Trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 7.7.

         No successor trustee shall accept appointment as provided in this
Section 7.12 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 7.9 and eligible under the provisions of Section 7.10.

         Upon acceptance of appointment by a successor trustee as provided in this Section 7.12, the Company shall mail or cause to be mailed notice of the succession of such Trustee hereunder to the holders of Notes at their addresses as they shall appear on the Note register. If the Company fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

         Section 7.13 SUCCESSOR, BY MERGER, ETC. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor to the Trustee hereunder, provided such corporation shall be qualified under the provisions of Section 7.9 and eligible under the provisions of Section
7.10 without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         Section 7.14 LIMITATION ON RIGHTS OF TRUSTEE AS CREDITOR. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes) and the Trust Indenture Act is applicable hereto, the Trustee shall be subject to the provisions of Trust Indenture Act Section 311(a) or, if applicable, Trust Indenture Act Section 311(b) regarding the collection of the claims against the Company (or any such other obligor).


                                     ARTICLE VIII

                              CONCERNING THE NOTEHOLDERS

         Section 8.1 ACTION BY NOTEHOLDERS. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Noteholders in person or by agent or proxy appointed in writing, (b) by the record of the holders of Notes voting in favor thereof at any meeting of Noteholders duly called and held in accordance with the provisions of Article IX or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Notes, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall be not more than 15 days prior to the date of commencement of solicitation of such action.


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

         Section 8.2 PROOF OF EXECUTION BY NOTEHOLDERS. Subject to the provisions of Sections 7.1, 7.2 and 9.5, proof of the execution of any instrument by a Noteholder or by agent or proxy shall be sufficient if made in accordance with Section 7.3 hereof. The holding of Notes shall be proved by the Note register or by a certificate of the Note registrar.

         The record of any Noteholders' meeting shall be proved in the manner provided in Section 9.5.

         Section 8.3  WHO ARE DEEMED ABSOLUTE OWNERS.  The Company, the
Trustee, any paying agent, any conversion agent and any Note registrar may deem the person in whose name such Note shall be registered upon the books of the Company to be, and may treat such person as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Note, for conversion of such Note and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any conversion agent nor any Note registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon order of such holder, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Note.

         The Depositary shall be deemed to be the owner of any global Note for all purposes, including receipt of notices to Noteholders and payment of principal of, premium, if any, and interest on the Notes. None of the Company, the Trustee (in its capacity as Trustee), any paying agent or the Note registrar (or co-registrar) shall have any responsibility for any aspect of the records relating to or payments made on account of beneficial interests of a global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Section 8.4 COMPANY-OWNED NOTES DISREGARDED. In determining whether the holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes that are owned by the Company or any other obligor on the Notes or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Notes that a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded.


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

Notes so owned that have been pledged in good faith may be regarded as outstanding for the purposes of this Section 8.4 if the pledgee shall establish to the satisfaction of the Trustee the pledger's right to vote such Notes and that the pledgee is not the Company, any other obligor on the Notes or a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor.
 In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described persons; and subject to Section 7.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination.

         Section 8.5 REVOCATION OF CONSENTS, FUTURE HOLDERS BOUND. At any time prior to (but not after) the evidencing to the Trustee, as provided in
Section 8.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any holder of a Note that is shown by the evidence to be included in the Notes the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 8.2, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor.


                                      ARTICLE IX

                                NOTEHOLDERS' MEETINGS


         Section 9.1 PURPOSES FOR WHICH MEETINGS MAY BE CALLED. A meeting of Noteholders may be called at any time and from time to time pursuant to the provisions of this Article IX for any of the following purposes:

         (i) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequenc-es, or to take any other action authorized to be taken by Noteholders pursuant to any of the provisions of Article VI;

         (ii) to remove the Trustee and appoint a successor trustee pursuant to the provisions of Article VII;

         (iii) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.2; or

         (iv) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Notes under any other provisions of this Indenture or under applicable law.

         Section 9.2 MANNER OF CALLING MEETINGS; RECORD DATE. The Trustee may at any time call a meeting of Noteholders to take any action specified in
Section 9.1, to be held at such time and at such place in the City of New York, State of New York, as the Trustee shall determine. Notice of every meeting of the Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed not less than 30 nor more than 60 days prior to the date fixed for the meeting to such Noteholders at their addresses as such addresses appear in the Note register. For the purpose of determining Noteholders entitled to notice of any meeting of Noteholders, the Company, upon written notice to the Trustee, shall fix in advance a date as the record date for such determination, such date to be a business day not more than ten days prior to the date of the mailing of such notice as hereinabove provided. Only persons in whose name any Note shall be registered in the Note register at the close of business on a record date fixed by the Trustee as aforesaid, or by the Company or the Noteholders as provided in
Section 9.3, shall be entitled to notice of the meeting of Noteholders with respect to which such record date was so fixed.

         Section 9.3 CALL OF MEETING BY COMPANY OR NOTEHOLDERS. In case at any time the Company, pursuant to a resolution of its Board of Directors or the holders of at least 10% in aggregate principal amount of the Notes then outstanding shall have requested the Trustee to call a meeting of Noteholders to take any action authorized in Section 9.1 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of such meeting within 20 days after receipt of such request, then the Company or the holders of Notes in the amount above specified, as the case may be, may fix the record date with respect to, and determine the time and the place for, such meeting and may call such meeting to take any action authorized in Section 9.1, by mailing notice thereof as provided in Section 9.2. The record date fixed as provided in the preceding sentence shall be set forth in a written notice to the Trustee and shall be a business day not less than 15 nor more than 20 days after the date on which the original request is sent to the Trustee.

         Section 9.4 WHO MAY ATTEND AND VOTE AT MEETINGS. Only persons entitled to receive notice of a meeting of Noteholders and their respective proxies duly appointed by an instrument in writing shall be entitled to vote at such meeting. The only persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel. When a determination of Noteholders entitled to vote at any meeting of Noteholders has been made as provided in this Section, such determination shall apply to any adjournments thereof.

         Section 9.5 MANNER OF VOTING AT MEETINGS AND RECORD TO BE KEPT. The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballots on each of which shall be subscribed the signature of the Noteholder or proxy casting such ballot and the identifying number or numbers of the Notes held or represented in respect of which such ballot is cast. The chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in
Section 9.2. The record shall show the identifying numbers of the Notes voting in favor of or against any resolution. Each counterpart of such record shall be signed and verified by the affidavits of the chairman and secretary of the meeting and one of the counterparts shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

         Any counterpart record so signed and verified shall be conclusive evidence of the matters therein stated and shall be the record referred to in clause (b) of Section 8.1.

         Section 9.6 EXERCISE OF RIGHTS OF TRUSTEE AND NOTEHOLDERS NOT TO BE HINDERED OR DELAYED. Nothing in this Article IX contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hinderance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Noteholders under any of the provisions of this Indenture or of the Notes.


                                      ARTICLE X

                               SUPPLEMENTAL INDENTURES

         Section 10.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS. The Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

         (a) to make provision with respect to the conversion rights of the holders of Notes pursuant to the requirements of Section 14.6;

         (b) subject to Article XV, to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Notes, any property or assets;

         (c) to evidence the succession of another person to the Company, or successive successions, and the assumption by the Successor Company of the covenants, agreements and obligations of the Company pursuant to Article XI;

         (d) to add to the covenants of the Company such further covenants, restrictions or conditions as the Board of Directors and the Trustee shall consider to be for the benefit of the holders of Notes and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided that in respect of any such additional covenant, restriction or condition, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

         (e) to provide for the issuance under this Indenture of Notes in coupon form (including Notes registrable as to principal only) and to provide for exchangeability of such Notes with the Notes issued hereunder in fully registered form and to make all appropriate changes for such purpose;

         (f) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture that may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture that shall not adversely affect the interests of the holders of the Notes;

         (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes; or

         (h) to modify, eliminate or add to the provisions of this Indenture to such extent necessary to effect the qualification of this Indenture under the Trust Indenture Act (if applicable), or under any similar federal statute hereafter enacted (if applicable).

         The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this
Section 10.1 may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 10.2.

         Section 10.2  SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS.
With the consent (evidenced as provided in Article VIII) of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, the Company, when authorized by a Board Resolution and the Trustee, may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided that no such supplemental indenture shall (i) without the consent of the holders of each Note so affected, extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon or reduce any amount payable on redemption or repurchase thereof, alter the obligation of the Company to repurchase the Notes at the option of the holder upon the occurrence of a Change of Control or impair or affect the right of any Noteholder to institute suit for the payment thereof or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Notes, modify the subordination provisions in a manner adverse to the holders of the Notes, or impair the right to convert the Notes into Common Stock or cash subject to the terms set forth herein or (ii) without the consent of the holders of all the Notes then outstanding, reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture.

         Upon the request of the Company, accompanied by a copy of a Board Resolution certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Noteholders under this Section 10.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Section 10.3 EFFECT OF SUPPLEMENTAL INDENTURES. Any supplemental indenture executed pursuant to the provisions of this Article X shall comply with the Trust Indenture Act, as then in effect, if such supplemental indenture is then required to so comply. Upon the execution of any supplemental indenture pursuant to the provisions of this Article X, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 10.4 NOTATION ON NOTES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article X may bear a notation in form approved by the Company as to any matter provided for in such supplemental indenture, but they need not do so. After notice to the Trustee, if the Company shall determine to add such a notation, new Notes so modified as to conform, in the opinion


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

of the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 16.14) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

         Section 10.5 EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL INDENTURE TO BE FURNISHED TO THE TRUSTEE. The Trustee shall be furnished with and, subject to the provisions of Sections 7.1 and 7.2, may rely conclusively upon an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article X.

                                      ARTICLE XI

                       CONSOLIDATION, MERGER, SALE, CONVEYANCE,
                                  TRANSFER AND LEASE


         Section 11.1 COMPANY MAY CONSOLIDATE, ETC. ON CERTAIN TERMS. The Company shall not consolidate with or merge with or into, or convey, transfer or lease all or substantially all of its assets (determined on a consolidated basis) to any person unless: (i) either the Company is the resulting, surviving or transferee person (the "Successor Company") or the Successor Company is a person organized and existing under the laws of the United States or any State thereof or the District of Columbia, and the Successor Company (if not the Company) expressly assumes by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under this Indenture and the Notes, including the rights pursuant to
Article XIV hereof, (ii) immediately after giving effect to such transaction, no Event of Default has happened and is continuing and (iii) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture.

         Section 11.2 SUCCESSOR COMPANY TO BE SUBSTITUTED. In case of any such consolidation, merger, sale, conveyance, transfer or lease and upon the assumption by the Successor Company, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of, premium, if any, and interest on all of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such Successor Company shall succeed to and be substituted for the Company, with the same effect as if it


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

had been named herein as the party hereto. When a Successor Company duly assumes all the obligations of the Company pursuant to this Indenture and the Notes, the predecessor shall be released from all such obligations.

         Section 11.3 OPINION OF COUNSEL TO BE GIVEN TO TRUSTEE. The Trustee, subject to Sections 7.1 and 7.2, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or lease and any such assumption complies with the provisions of this Article XI.


                                     ARTICLE XII

                       SATISFACTION AND DISCHARGE OF INDENTURE;
                                   UNCLAIMED MONEYS


         Section 12.1  LEGAL DEFEASANCE AND COVENANT DEFEASANCE OF THE NOTES.

         (a) The Company may, at its option by Board Resolution, at any time, with respect to the Notes, elect to have either paragraph (b) or paragraph (c) below be applied to the outstanding Notes upon compliance with the conditions set forth in paragraph (d).

         (b) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (b), the Company shall be deemed to have been released and discharged from its obligations with respect to the outstanding Notes on the date the conditions set forth in paragraph (d) below are satisfied (hereinafter, "legal defeasance"). For this purpose, such legal defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of the Sections of and matters under this Indenture referred to in clauses (i) and (ii) below and to have satisfied all its other obligations under such Notes and this Indenture insofar as such Notes are concerned, except for the following, which shall survive until otherwise terminated or discharged hereunder: (i) the rights of holders of outstanding Notes to receive solely from the trust fund described in paragraph
(d) below and as more fully set forth in such paragraph, payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due and (ii) obligations listed in Section 12.3.

         (c) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (c), the Company shall be released and discharged from its obligations under any covenant contained in
Article XI and Section 3.5 with respect to the outstanding Notes on and after the date the conditions set forth in paragraph (d) are satisfied (hereinafter, "covenant defeasance"), and the Notes shall thereafter be deemed to be not "outstanding" for the purpose of any direction, waiver, consent or declaration or act of holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document, and such omission to comply shall not constitute a Default or an Event of Default under Section 6.1, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby.

         (d) The following shall be the conditions to application of either paragraph (b) or paragraph (c) above to the outstanding Notes:

              (i) The Company shall have irrevocably deposited in trust with the Trustee, pursuant to an irrevocable trust and security agreement in form and substance satisfactory to the Trustee, cash or non-callable U.S. Government Obligations maturing as to principal and interest at such times, or a combination thereof, in such amounts as are sufficient, without consideration of the reinvestment of such interest and after payment of all federal, state and local taxes or other charges or assessments in respect thereof payable by the Trustee, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof (in form and substance reasonably satisfactory to the Trustee) delivered to the Trustee, to pay the principal of, premium, if any, and interest on the outstanding Notes on the dates on which any such payments are due and payable in accordance with the terms of this Indenture and of the Notes as well as all other sums payable hereunder by the Company;

              (ii) (A) No Event of Default shall have occurred or be continuing on the date of such deposit, and (B) no Default or Event of Default under Section 6.1(f) or 6.1(g) shall occur on or before the 123rd day after the date of such deposit;

              (iii) Such deposit shall not result in a Default under this Indenture or a breach or violation of, or constitute a default under, any other instrument or agreement to which the Company is a party or by which it or its property is bound;

              (iv) In the case of a legal defeasance under paragraph (b) above, the Company has delivered to the Trustee an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling applicable to such a defeasance or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the holders of the Notes shall not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and shall be subject to federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred; and, in the case of a covenant defeasance under paragraph (c) above, the Company shall deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, in form and substance reasonably satisfactory to the Trustee, to the effect that holders of the Notes shall not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance and shall be subject to federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

              (v) The holders shall have a perfected security interest under applicable law in the cash or U.S. Government Obligations deposited pursuant to Section 12.1(d)(i) above;

              (vi) The Company shall have delivered to the Trustee an Opinion of Counsel, in form and substance reasonably satisfactory to the Trustee, to the effect that, after the passage of 123 days following the deposit, the trust funds shall not be subject to any applicable bankruptcy, insolvency, reorganization or similar law affecting creditors' rights generally;

              (vii) Such defeasance shall not cause the Trustee to have a conflicting interest with respect to any securities of the Company; and

              (viii) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee, each stating that all conditions precedent specified herein relating to the defeasance contemplated by this Section 12.1 have been complied with;

provided, that no deposit under clause (i) shall be effective to terminate the obligations of the Company under the Notes or this Indenture prior to the passage of 123 days following such deposit.

         Section 12.2 TERMINATION OF OBLIGATIONS UPON CANCELLATION OF THE NOTES. In addition to the Company's rights under Section 12.1, the Company may terminate all of its obligations under this Indenture (subject to Section 12.3) when:

         (a) (i) all Notes theretofore authenticated and delivered (other than Notes that have been destroyed, lost or stolen and that have been replaced, converted or paid as provided in Section 2.6) have been delivered to the Trustee for cancellation; and

              (ii) the Company has paid or caused to be paid all other sums payable hereunder and under the Notes by the Company; or

         (b) (i) the Notes not previously delivered to the Trustee for cancellation shall have become due and payable or are by their terms to become due and payable within one year or are to be called for redemption under arrangements satisfactory to the Trustee upon delivery of notice,
    (ii) the Company shall have irrevocably deposited with the Trustee, as trust funds, cash, in an amount sufficient to pay principal of premium, if any, and interest on the outstanding Notes, to maturity or redemption, as the case may be, (iii) such deposit shall not result in a breach or violation of, or constitute a default under, any agreement or instrument pursuant to which the Company is a party or by which it or its property is bound and (iv) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee, each stating that all conditions related to such defeasance have been complied with.

         Section 12.3 SURVIVAL OF CERTAIN OBLIGATIONS. Notwithstanding the satisfaction and discharge of this Indenture and of the Notes referred to in
Section 12.1 or 12.2, the respective obligations of the Company and the Trustee under Sections 2.3, 2.4, 2.5, 2.6, 3.1, 4.2, 5.1, 6.4, 6.9, 7.6, 7.11, 12.5,
12.6, 12.7, Articles XIV and XV shall survive until the Notes are no longer outstanding, and thereafter, the obligations of the


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

Company and the Trustee under Sections 6.9, 7.6, 12.5, 12.6 and 12.7 shall survive. Nothing contained in this Article XII shall abrogate any of the rights, obligations or duties of the Trustee under this Indenture.

         Section 12.4  ACKNOWLEDGMENT OF DISCHARGE BY TRUSTEE.  Subject to
Section 12.7, after (i) the conditions of Section 12.1 or 12.2 have been satisfied, (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company and (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent referred to in clause (i) above relating to the satisfaction and discharge of this Indenture have been complied with, the Trustee upon written request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified in Section 12.3.

         Section 12.5 APPLICATION OF TRUST ASSETS. The Trustee shall hold any cash or U.S. Government Obligations deposited with it in the irrevocable trust established pursuant to Section 12.1 or 12.2, as the case may be. The Trustee shall apply the deposited cash or the U.S. Government Obligations, together with earnings thereon in accordance with this Indenture and the terms of the irrevocable trust agreement established pursuant to Section 12.1 or 12.2, as the case may be, to the payment of principal of, premium, if any, and interest on the Notes. The cash or U.S. Government Obligations so held in trust and deposited with the Trustee in compliance with Section 12.1 or 12.2, as the case may be, shall not be part of the trust estate under this Indenture, but shall constitute a separate trust fund for the benefit of all holders entitled thereto. Except as specifically provided herein, the Trustee shall not be requested to invest any amounts held by it for the benefit of the holders or pay interest on uninvested amounts to any holder.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 12.1 hereof or Section 12.2 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the holders of outstanding Notes.

         Section 12.6 REPAYMENT TO THE COMPANY; UNCLAIMED MONEY. Subject to applicable laws governing escheat of such property, and upon termination of the trust established pursuant to Section 12.1 hereof or 12.2 hereof, as the case may be, the Trustee shall promptly pay to the Company upon written request any excess cash or U.S. Government Obligations held by them. Additionally, if amounts for the payment of principal, premium,


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

if any, or interest remains unclaimed for two years, the Trustee shall, upon written request, pay such amounts back to the Company forthwith. Thereafter, all liability of the Trustee with respect to such amounts shall cease. After payment to the Company, holders entitled to such payment must look to the Company for such payment as general creditors unless an applicable abandoned property law designates another person.

         Section 12.7 REINSTATEMENT. If the Trustee is unable to apply any cash or U.S. Government Obligations in accordance with Section 12.1 or 12.2 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to
Section 12.1 or 12.2 until such time as the Trustee is permitted to apply all such cash or U.S. Government Obligations in accordance with Section 12.1 or 12.2, as the case may be; provided that if the Company makes any payment of principal of, premium, if any, or interest on any Notes following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Notes to receive such payment from the amounts held by the Trustee.


                                     ARTICLE XIII

                       IMMUNITY OF INCORPORATORS, SHAREHOLDERS,
                                OFFICERS AND DIRECTORS


         Section 13.1 INDENTURE AND NOTES SOLELY CORPORATE OBLIGATIONS. No recourse for the payment of the principal of, or premium, if any, or interest on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor entity, either directly or through the Company or any successor entity, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Notes.


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

                                     ARTICLE XIV

                                 CONVERSION OF NOTES

         Section 14.1  RIGHT TO CONVERT.

              (a) Subject to and upon compliance with the provisions of this Indenture, the holder of any Note shall have the right, at the option of such holder, at any time after 90 days following the latest date of original issuance of the Notes and prior to the close of business on November 28, 2003 (except that, with respect to any Note or portion of a Note that shall be called for redemption or delivered for repurchase, such right shall terminate at the close of business one Business Day immediately preceding the date fixed for redemption or repurchase of such Note or portion of a Note unless the Company shall default in payment due upon redemption thereof) to convert the principal amount of any such Note, or any portion of such principal amount that is $1,000 or an integral multiple thereof, into that number of fully paid and nonassessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the aggregate principal amount of the Notes or portion thereof surrendered for conversion by the Conversion Price in effect at such time rounded to the nearest 1/100,000th of a share (with 0.000005 being rolled upward) as such amount shall be certified by the Company as provided in an Officers' Certificate, by surrender of the Note so to be converted in whole or in part in the manner provided in Section 14.2.
A Note (or portion thereof) in respect of which a holder is exercising its option to require repurchase upon a change of control pursuant to Section 3.5 of this Indenture, may only be converted if such holder withdraws its election to exercise said redemption option in accordance with the terms of this Indenture. A holder of Notes is not entitled to any rights of a holder of Common Stock until such holder has converted such holder's Notes to Common Stock and only to the extent such Notes are deemed to have been converted to Common Stock under this Article XIV.

              (b) In the event a holder desires to convert all, or any portion, of its Notes into shares of Common Stock (or other securities into which the Notes are then convertible) and the Company does not have authorized a sufficient number of shares of Common Stock (or other securities into which the Notes are then convertible) for such conversion, then in lieu of delivering shares of Common Stock (or other securities into which the Notes are then convertible) upon conversion pursuant to 14.1(a) of that portion of such holder's Notes for which there is an insufficient number of shares of Common Stock (or other securities into which the Notes are then convertible) (the "Cash Equivalent Notes"), the Company shall pay to the holder


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

converting the Cash Equivalent Notes who properly exercises the conversion privilege, as set forth in Section 14.2, an amount, as calculated by the Company and certified to the Trustee in an Officers' Certificate of the Company, in cash equal to the Market Cash Conversion Price of the shares of Common Stock into which such Cash Equivalent Notes are then convertible.

              (c) In the event that the Company directs the Trustee to pay cash upon any conversion in lieu of delivering shares of Common Stock or any other securities, as the case may be, the Company shall deliver to the Trustee written notice of such election not later than the close of business on the first Trading Day after the date of receipt by the Trustee of the notice of conversion delivered by such holder pursuant to Section 14.2, and the Trustee shall notify by facsimile the contact person specified in the holder's Conversion Notice of such election by the Company to such holder.
In such event, notwithstanding any other provisions in this Article XIV, in lieu of delivering Common Stock upon conversion of such Notes surrendered in accordance with Section 14.2, the Company shall pay or direct the Trustee to pay the holder surrendering such securities an amount in cash equal to the Market Cash Conversion Price of the shares of Common Stock, plus any cash and other property theretofore apportioned to such shares of Common Stock in accordance with Section 14.2. Prior to or concurrently with such cash payment, the Company will provide the Trustee with an Officers' Certificate setting forth the Market Cash Conversion Price and will deposit with the paying agent the cash so payable. The Trustee shall have no obligation or liability with respect to the calculation of the Market Cash Conversion Price.

         Section 14.2 EXERCISE OF CONVERSION PRIVILEGE; ISSUANCE OF COMMON STOCK ON CONVERSION; NO ADJUSTMENT FOR INTEREST OR DIVIDENDS. In order to exercise the conversion privilege with respect to any Note in definitive form, the holder of any such Note to be converted in whole or in part shall surrender such Note, duly endorsed, at an office or agency maintained by the Company pursuant to Section 4.2, accompanied by the funds, if any, required by the penultimate paragraph of this Section 14.2, and shall give written notice of conversion in the form provided on the form of Note (or such other notice that is acceptable to the Company) to the office or agency that the holder elects to convert such Note or the portion thereof specified in said notice. Such notice shall state the name, telephone number and facsimile number of the contact person for the Conversion Notice and shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock that shall be issuable on such conversion shall be issued and shall be accompanied by transfer taxes, if required pursuant to
Section 14.7. Each such Note surrendered for conversion shall, unless the shares issuable on conversion


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

are to be issued in the name of the holder of such Note as it appears on the Note register, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or his duly authorized attorney.

         In order to exercise the conversion privilege with respect to any interest in a global Note, the beneficial holder must complete the appropriate instruction form for conversion pursuant to the Depositary's book-entry conversion program and follow the other procedures set forth in such program.

         As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to Section 14.1(b) and in compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Noteholder (as if such transfer were a transfer of the Note or Notes (or portion thereof) so converted), the Company shall issue and shall deliver to such holder at the office or agency maintained by the Company for such purpose pursuant to Section 4.2, a certificate or certificates for the number of full shares issuable upon the conversion of such Note or portion thereof in accordance with the provisions of this Article XIV and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 14.3. In case any Note of a denomination greater than $1,000 shall be surrendered for partial conversion, and subject to Section 2.3, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder of the Note so surrendered, without charge to him, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note.

         Each conversion shall be deemed to have been effected as to any such Note (or portion thereof) on the date on which the requirements set forth above in this Section 14.2 have been satisfied as to such Note (or portion thereof), and, subject to Section 14.1(b), the person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Note shall have been surrendered.

         Any Note or portion thereof surrendered for conversion during the period from the close of business on the record date for any interest payment date to the opening of business on the next succeeding interest payment date shall (unless such Note or portion thereof being converted shall have been called for redemption on a redemption date during the period from the close of business on or after any record date for the payment of interest to the close of business on the business day following the corresponding interest payment date) be accompanied by payment, in funds acceptable to the Company, of an amount equal to the interest payable on such succeeding interest payment date on the principal amount being converted; provided that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Notes. An amount equal to such payment shall be paid by the Company on the corresponding interest payment date to the holder of such Note at the close of business on such record date; provided that if the Company shall default in the payment of interest on such interest payment date, such amount shall be paid to the person who made such required payment. The interest payment with respect to a Note called for redemption on a date between the close of business on any record date for the payment of interest to the close of business on the business day following the corresponding interest payment date and surrendered for conversion during that period shall be payable on the corresponding interest payment date to the registered holder at the close of business on that record date (notwithstanding the conversion of such Note before the corresponding interest payment date) and a holder who elects to convert during that period need not include funds equal to the interest paid. Except as provided above in this Section 14.2, no adjustment shall be made for interest accrued on any Note converted or for dividends on any shares issued upon the conversion of such Note as provided in this Article XIV.

         Upon the conversion of an interest in a global Note, the Trustee, or the Custodian at the direction of the Trustee, shall make a notation on such global Note as to the reduction in the principal amount represented thereby.

         Section 14.3 CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Notes. Subject to Section 14.1(b), (i) if more than one Note shall be surrendered for conversion at one time by the same holder, the number of fully paid and nonassessable shares of Common Stock issuable upon conversion of a Note shall be determined by dividing the aggregate principal amount of such Notes or portion thereof surrendered for conversion by the Conversion Price in effect at such time and (ii) the aggregate number of shares of Common Stock issuable upon conversion shall be rounded to the nearest 1/100,000th of a share (with .0000005


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

being rolled upward). If any fractional share of stock would be issuable upon the conversion of any Note or Notes, the Company shall make an adjustment therefor in cash at the current market value thereof. The current market value of a share of Common Stock shall be determined by multiplying the fractional share by the Closing Price on the Trading Day immediately preceding the date on which the Notes (or specified portions thereof) are deemed to have been converted.

         Section 14.4 CONVERSION PRICE. The Conversion Price shall be as specified in the forms of Notes (herein called the "Conversion Price") attached as Exhibits A, B and C hereto, subject to adjustment as provided in this Article XIV.

         Section 14.5 ADJUSTMENT OF CONVERSION PRICE. The Conversion Price shall be adjusted from time to time by the Company as follows:

         (a) In case the Company shall (i) pay a dividend or make a distribution on its outstanding Common Stock in shares of its Common Stock,
    (ii) subdivide or split its outstanding Common Stock into a greater number of shares, (iii) combine its outstanding Common Stock into a smaller number of shares or (iv) issue any shares of capital stock by reclassification of its Common Stock, the conversion price in effect immediately prior thereto shall be adjusted so that the holder of any Notes thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Company which such holder would have owned or have been entitled to receive after the occurrence of any of the events described above had such Notes been surrendered for conversion immediately prior to the occurrence of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this subsection (a) shall become effective immediately after the close of business on the record date for determination of shareholders entitled to receive such dividend or distribution in the case of a dividend or distribution (except as provided in Section 14.5(j)) and shall become effective immediately after the close of business on the effective date in the case of a subdivision, split, combination or reclassification. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the close of business on the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock under Sections 14.5(b) and (c).

         (b) In case the Company shall issue rights, options or warrants to all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of


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

    Common Stock at a price per share less than the Current Market Price
    (as defined in Section 14.5(g)) on the Record Date fixed for determination of shareholders entitled to receive such rights, options or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after the Record Date by a fraction the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the Record Date plus the number of shares that the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Common Stock outstanding on the close of business on the Record Date plus the total number of additional shares of Common Stock so offered for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of shareholders entitled to receive such rights, options or warrants. To the extent that shares of Common Stock are not delivered after the expiration or termination of such rights, options or warrants, the Conversion Price shall be readjusted to the Conversion Price that would then be in effect had the adjustments made upon the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered.
    In the event that such rights, options or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such date fixed for the determination of shareholders entitled to receive such rights, options or warrants had not been fixed. In determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights, options or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

         (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon


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

    which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

         (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 14.5(a) applies) or evidences of its indebtedness or assets (including securities, but excluding any rights, options or warrants referred to in
    Section 14.5(b), and excluding any dividend or distribution (x) in connection with the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, (y) exclusively in cash or (z) referred to in Section 14.5(a) (any of the foregoing hereinafter in this Section 14.5(d) called the "Securities")), then, in each such case, the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Record Date (as defined in Section 14.5(g)) with respect to such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in Section 14.5(g)) on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the Securities so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the Record Date; provided that in the event the then fair market value (as so determined) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon conversion the amount of Securities such holder would have received had such holder converted each Note on such date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 14.5(d) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market over


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    the same period used in computing the Current Market Price pursuant to
    Section 14.5(g) to the extent possible.

         Notwithstanding the foregoing provisions of this Section 14.5(d), no adjustment shall be made hereunder for any distribution of Securities if the Company makes proper provision so that each Noteholder who converts a Note (or any portion thereof) after the date fixed for determination of shareholders entitled to receive such distribution shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion, the amount and kind of Securities that such holder would have been entitled to receive if such holder had, immediately prior to such determination date, converted such Note into Common Stock; provided that, with respect to any Securities that are convertible, exchangeable or exercisable, the foregoing provision shall only apply to the extent (and so long as) the Securities receivable upon conversion of such Note would be convertible, exchangeable or exercisable, as applicable, without any loss of rights or privileges for a period of at least 60 days following conversion of such Note.

         Rights, options or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (the "Trigger Event") (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, shall not be deemed distributed for purposes of this Section 14.5(d) (and no adjustment to the Conversion Price under Section 14.5(d) shall be required) until the occurrence of the earliest Trigger Event. In addition, in the event of any distribution of rights, options or warrants, or any Trigger Event with respect thereto, that shall have resulted in an adjustment to the Conversion Price under this Section 14.5(d), (1) in the case of any such rights, options or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights, options or warrants all of which shall


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

    have expired or been terminated without exercise by any holder thereof, the Conversion Price shall be readjusted as if such issuance had not occurred.

         For purposes of this Section 14.5(d) and Sections 14.5(a) and (b), any dividend or distribution to which this Section 14.5(d) is applicable that also includes shares of Common Stock, or rights, options or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Common Stock or rights, options or warrants (and any Conversion Price reduction required by this Section 14.5(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights, options or warrants (and any further Conversion Price reduction required by Sections 14.5(a) and (b) with respect to such dividend or distribution shall then be made) except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of shareholders entitled to receive such dividend or other distribution" and "the date fixed for such determination" within the meaning of Sections 14.5(a) and
    (b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 14.5(a).

         (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 14.6 applies or as part of a distribution referred to in Section 14.5(d) for which an adjustment to the Conversion Price is provided therein) in an aggregate amount that, combined together with (1) the aggregate amount of any other such distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this
    Section 14.5(e) has been made, and (2) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender offer, by the Company or any of its Subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to Section 14.5(f) has been made, exceeds 20.0% of the product of the Current Market Price (determined as provided in Section 14.5(g)) on the Record


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

    Date with respect to such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date, unless the Company elects to reserve such cash for distribution to the holders of the Notes upon the conversion of the Notes so that any such holder converting Notes shall receive upon such conversion, in addition to the shares of Common Stock to that such holder is entitled, the amount of cash which such holder would have received if such holder had, immediately prior to the Record Date for such distribution of cash, converted its Notes into Common
    Stock, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such date by a fraction (i) the numerator of which shall be equal to the Current
    Market Price on the Record Date less an amount equal to the quotient of (x) the excess of such combined amount over such 20.0% and (y) the number of shares of Common Stock outstanding on the Record Date and
    (ii) the denominator of which shall be equal to the Current Market Price on such date; provided that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon conversion the amount of cash such holder would have received had such holder converted each Note on the Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such dividend or distribution had not been declared.

         (f) In case a tender offer made by the Company or any of its Subsidiaries for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to shareholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with
    (1) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender offer, of consideration payable in respect of any other tender offer, by the Company or any of its Subsidiaries for all or any portion of the Common Stock expiring within the 12 months preceding the


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

    expiration of such tender offer, and in respect of which no adjustment pursuant to Section 14.5(f) has been made, and (2) the aggregate amount of any distributions to all holders of the Company's
    Common Stock made exclusively in cash within 12 months preceding the expiration of such tender offer, and in respect of which no adjustment pursuant to Section 14.5 (e) has been made, exceeds
    20.0% of the product of the Current Market Price (determined as provided in Section 14.5(g)) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such tender offer had not been made.

         (g) For purposes of this Section 14.5, the following terms shall have the meaning indicated:

              (i) "Closing Price" with respect to any securities on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing


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

         bid and asked prices, regular way, in each case on the New
         York Stock Exchange, or, if such security is not listed or admitted to trading on such Exchange, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution.

              (ii) "Current Market Price" shall mean the average of the daily Closing Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to the date in question; provided that
         (1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution or Change of Control requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 14.5(a), (b), (c), (d), (e) or (f) occurs during such ten consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance, distribution or Change of Control requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 14.5(a), (b), (c), (d), (e) or (f) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event and (3) if the "ex" date for the issuance, distribution or Change of Control requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding


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

         thereto the amount of any cash and the fair market value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 14.5(d) or (f), whose determination shall be conclusive and described in a Board Resolution) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of any computation under Section 14.5(f), the Current Market Price of the Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of Common Stock for such day and the next two succeeding Trading Days; provided that if the "ex" date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 14.5(a), (b), (c), (d), (e) or
         (f) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective and (3) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the expiration of such offer. Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 14.5, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 14.5 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

              (iii) "fair market value" shall mean the amount that a willing buyer would pay a willing seller in an arm's-length transaction.

              (iv) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).


         (h) The Company may make such reductions in the Conversion Price, in addition to those required by Sections 14.5(a), (b), (c), (d), (e) and (f), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period and the Board of Directors shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive and described in a Board Resolution. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to all holders of record of the Notes a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period it shall be in effect.

         (i) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided that any adjustments that by reason of this Section 14.5(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article XIV shall be made by the Company and shall be made to the nearest 1/100,000 (with 0.0000005 being rolled upward).

         No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

         No adjustment need be made for a change in the par value, or to or from no par value, of the Common Stock.

         To the extent the Notes become convertible into cash, assets, property or securities (other than Common Stock of the Company), no adjustment need be made thereafter as to the cash, assets, property or such securities (except as such securities may otherwise by their terms provide), and interest shall not accrue on such cash.

         (j) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the Trustee and any conversion agent other than the Trustee an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the holder of each Note at his last address appearing on the Note register provided for in Section 2.5, within 20 days after execution thereof. Failure to deliver such notice shall not effect the legality or validity of any such adjustment.

         (k) In any case in which this Section 14.5 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Note converted after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 14.3.

         Section 14.6 EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any of the following events occur, namely (i) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or to or from no par value, as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in


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exchange for such Common Stock or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety (determined on a consolidated basis) to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture if such supplemental indenture is then required to so comply) providing that the Notes shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common
Stock issuable upon conversion of such Notes (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to convert all such Notes) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance, assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 14.6 the kind and amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XIV.

         The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder of Notes, at his address appearing on the Note register provided for in Section 2.5, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

         The above provisions of this Section 14.6 shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.


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

         Section 14.7 TAXES ON SHARES ISSUED. The issuance of stock certificates on conversions of Notes shall be made without charge to the converting Noteholder for any transfer or similar tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Note converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Section 14.8 RESERVATION OF SHARES; SHARES TO BE FULLY PAID; LISTING OF COMMON STOCK. Subject to Section 14.1(b) the Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares to provide for the conversion of the Notes from time to time as such Notes are presented for conversion.

         Before taking any action that would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Notes, the Company shall take all corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

         The Company covenants that all shares of Common Stock that may be issued upon conversion of Notes shall, upon issuance, be fully paid and nonassessable by the Company and free from all taxes, liens and charges with respect to the issuance thereof.

         The Company further covenants that it shall, if permitted by the rules of the Nasdaq Stock Market, list and keep listed, so long as the Common Stock shall be so listed on such exchange, all Common Stock issuable upon conversion of the Notes.

         Section 14.9 RESPONSIBILITY OF TRUSTEE. The Trustee and any other conversion agent shall not at any time be under any duty or responsibility to any holder of Notes to determine whether any facts exist that may require any adjustment of the Conversion Price or notice thereof, or with respect to the nature, accuracy or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, that may at any time be issued or delivered upon the conversion of any Note; and the Trustee and any other conversion


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

agent make no representations with respect thereto or actions or omissions by the Company in connection with this Article XIV. Subject to the provisions of Section 7.1, neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article XIV. Without limiting the generality of the foregoing, neither the Trustee nor any conversion agent shall be under any responsibility to determine whether a supplemental indenture under Section
14.6 hereof need to be entered into or the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 14.6 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Noteholders upon the conversion of their Notes after any event referred to in such Section 14.6 or to any adjustment to be made with respect thereto, and may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

         Section 14.10  NOTICE TO HOLDERS PRIOR TO CERTAIN ACTIONS.  In case:

         (a) the Company makes any distribution or dividend that would require an adjustment in the Conversion Price pursuant to Section 14.5; or

         (b) the Company takes any action that would require a supplemental indenture pursuant to Section 14.6; or

         (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company shall cause to be filed with the Trustee and to be mailed to each holder of Notes at his address appearing on the Note register, as promptly as possible but in any event at least 15 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record date is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined or (y) the date on which such reclassification, change, consolidation, merger, sale, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective or occur and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, sale, conveyance, transfer, dissolution, liquidation or winding-up. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings referenced in clauses (a) through (c) of this Section 14.10.


                                      ARTICLE XV

                                    SUBORDINATION


         Section 15.1 AGREEMENT TO SUBORDINATE. The Company agrees, and each Noteholder by accepting a Note agrees, that the indebtedness evidenced by the Notes is subordinated in right of payment, to the extent and in the manner provided in this Article XV, to the prior payment in full of all Senior Indebtedness and that the subordination is for the benefit of the holders of Senior Indebtedness.

         Section 15.2 CERTAIN DEFINITIONS. For purposes of this Article XV, the following terms shall have the meaning indicated:

         (1) "Representative" shall mean a duly authorized indenture trustee or other trustee, agent or representative for any Senior Indebtedness.

         (2) "Senior Indebtedness" with respect to the Notes means the principal of, premium, if any, and interest on, and any fees, costs, expenses and any other amounts (including indemnity payments) related to the following, whether outstanding on the date hereof or hereafter incurred or created: (a) indebtedness, matured or unmatured, whether or not contingent, of the Company for money borrowed evidenced by notes or other written obligations, (b) any interest rate contract, interest rate swap agreement or other similar agreement or arrangement designed to protect the Company or any of its Subsidiaries against fluctuations in interest rates,
    (c) indebtedness, matured or unmatured, whether or not contingent, of the Company evidenced by notes, debentures, bonds or similar instruments or letters of credit (or reimbursement agreements in respect thereof), (d) obligations of the Company as lessee under capitalized leases and under leases of property made as part of any sale and leaseback transactions, (e) indebtedness of others of any of the kinds described in the preceding clauses (a) through (d) assumed or guaranteed by the Company and (f) renewals, extensions, modifications, amendments, and refundings of, and indebtedness and obligations of a successor person issued in exchange for or in replacement of, indebtedness or obligations of the kinds described in the preceding clauses (a) through
    (f), unless the agreement pursuant to which any such indebtedness described in clauses (a) through (f) is created, issued, assumed or guaranteed expressly provides that such indebtedness is not senior or superior in right of payment to the Notes; provided that the following shall not constitute Senior Indebtedness: (i) any indebtedness or obligation of the Company in respect of the Notes, (ii) any indebtedness of the Company to any of its Subsidiaries or other Affiliates; (iii) any indebtedness that is subordinated or junior in any respect to any other indebtedness of the Company other than Senior Indebtedness; and (iv) any indebtedness incurred for the purchase of goods or materials in the ordinary course of business.

         For the purposes of this Indenture, Senior Indebtedness shall not be deemed to have been paid in full until the holders of the Senior Indebtedness shall have indefeasibly received payment in full in cash of all Senior Indebtedness; provided that if any holder of Senior Indebtedness agrees to accept payment in full of such Senior Indebtedness for consideration other than cash, such holder shall be deemed to have indefeasibly received payment in full of such Senior Indebtedness. The provisions of this Article XV shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any holder of Senior Indebtedness upon the insolvency, bankruptcy or organization of the Company or otherwise, all as though such payment had not been made.

         A distribution may consist of cash, securities or other property, by set-off or otherwise.

         Section 15.3 LIQUIDATION; DISSOLUTION; BANKRUPTCY. Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, in an assignment for the benefit of creditors or any marshalling of the Company's assets and liabilities, (a) holders of all Senior Indebtedness shall first be entitled to receive payment in full of all amounts due or to become due thereon before Noteholders shall be entitled to receive any payment with respect to the principal of, premium, if any, or interest on the Notes (except that Noteholders may receive securities that are subordinated to at least the same extent as the Notes to Senior Indebtedness and any securities issued in exchange for Senior Indebtedness) and (b) until all Senior Indebtedness (as provided in clause (a) above) is paid in full, any distribution to which Noteholders would be entitled but for this Article shall be made to holders of Senior Indebtedness

(except that Noteholders may receive securities that are subordinated to at least the same extent as the Notes to (x) Senior Indebtedness and (y) any securities issued in exchange for Senior Indebtedness), as their interests may appear.

         Section 15.4 DEFAULT ON SENIOR INDEBTEDNESS. The Company may not make any payment upon or in respect of the Notes (except in such subordinated securities) and may not acquire from the Trustee or any Noteholder any Note for cash or property (other than securities that are subordinated to at least the same extent as the Note to (i) Senior Indebtedness and (ii) any securities issued in exchange for Senior Indebtedness) until all Senior Indebtedness has been paid in full if:

         (a) a default in the payment of the principal of, premium, if any, or interest on Senior Indebtedness occurs and is continuing beyond any applicable period of grace (a "Payment Default"); or

         (b) a default, other than a Payment Default on Senior Indebtedness occurs and is continuing that permits holders of the Senior Indebtedness as to which such default relates to accelerate its maturity (a "Nonpayment Default") and the Trustee receives a notice of the default (a "Payment Blockage Notice") from the Representative or Representatives of holders of at least a majority in principal amount of Senior Indebtedness then outstanding. No Nonpayment Default that existed or was continuing on the date of delivery of any such Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice unless such default shall have been cured or waived for a period of not less than 180 days. No new period of payment blockage may be commenced within 360 days after the receipt by the Trustee of any prior Payment Blockage Notice.

         The Company, with notice and evidence of the occurrence of (c) or (d) provided to the Trustee, may and shall resume payments on and distributions in respect of the Notes and may acquire them upon the earlier of:

         (c) in the case of a Payment Default, upon the date on which the default is cured or waived, or

         (d) in the case of a default other than a NonPayment Default: 179 days after the date on which the applicable Payment Blockage Notice is received, unless the maturity of such Senior Indebtedness has been accelerated,


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

if this Article XV otherwise permits the payment, distribution or acquisition at the time of such payment or acquisition.

         Section 15.5 WHEN DISTRIBUTION MUST BE PAID OVER. In the event that the Trustee (or paying agent if other than the Trustee) or any Noteholder receives any payment of principal or interest with respect to the Notes at a time when such payment is prohibited by Section 15.3 or 15.4 hereof, such payment shall be held by the Trustee (or paying agent if other than the Trustee) or such Noteholder, in trust for the benefit of, and immediately shall be paid over and delivered, upon written request, to, the holders of Senior Indebtedness as their interests may appear or their Representative under the indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

         With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article XV, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Noteholders or the Company or any other person money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article XV, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

         Section 15.6 NOTICE BY COMPANY. The Company shall promptly notify the Trustee and the paying agent in writing of any facts known to the Company that would cause a payment of any principal or interest with respect to the Notes to violate this Article XV, but failure to give such notice shall not affect the subordination of the Notes to the Senior Indebtedness as provided in this Article XV.

         Section 15.7 SUBROGATION. Until all Senior Indebtedness is paid in full and until the Notes are paid in full, Noteholders shall be subrogated (equally and ratably with all other indebtedness pari passu with the Notes) to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Noteholders have been applied to the payment of Senior Indebtedness. A distribution made under this Article XV to holders of Senior Indebtedness that otherwise would have been made to Noteholders is not, as between the Company and Noteholders, a payment by the Company on the Notes.

         Section 15.8 RELATIVE RIGHTS. This Article XV defines the relative rights of Noteholders and holders of Senior Indebtedness. Nothing in this Indenture shall:

         (a) impair, as between the Company and the Noteholders, the obligation of the Company, which is absolute and unconditional, to pay principal of, premium, if any, and interest on the Notes in accordance with their terms;

         (b) affect the relative rights of Noteholders and creditors of the Company other than their rights in relation to holders of Senior Indebtedness; or

         (c) prevent the Trustee or any Noteholder from exercising its available remedies upon a default or Event of Default, subject to the rights of holders and owners of Senior Indebtedness to receive distributions and payments otherwise payable to Noteholders.

         If the Company fails because of this Article XV to pay principal of, premium, if any, or interest on a Note on the due date, the failure is still a default or Event of Default.

         Section 15.9 SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY. No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by the Notes shall be impaired by any act or failure to act by the Company or any holder of Notes or by the failure of the Company or any holder of Notes to comply with this Indenture.

         Section 15.10 DISTRIBUTION OR NOTICE TO REPRESENTATIVE. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative.

         Upon any payment or distribution of assets of the Company referred to in this Article XV, the Trustee and the Noteholders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Noteholders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

         Section 15.11 RIGHTS OF TRUSTEE AND PAYING AGENT. Notwithstanding the provisions of this Article XV or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the paying agent may continue to make payments on the Notes, unless the Trustee shall have received at its Corporate Trust Office at least three Business Days prior to the date of such payment written notice of facts that would cause the payment of any principal, premium, if any, and interest with respect to the Notes to violate this Article XV. Only the Company or a Representative may give the notice. Nothing in this Article XV shall impair the claims of, or payments to, the Trustee under or pursuant to Section 7.6 hereof.

         The Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing such person to be a holder of Senior Indebtedness (or a trustee or agent on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or agent on behalf of any such holder). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article XV, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article XV, and if such evidence is not furnished, the Trustee may defer any payment which it may be required to make for the benefit of such person pursuant to the terms of this Indenture pending judicial determination as to the rights of such person to receive such payment.

         The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any paying agent, any authenticating agent, any conversion agent, any Note registrar and their successors may do the same with like rights.

         Section 15.12 AUTHORIZATION TO EFFECT SUBORDINATION. Each holder of a Note by the holder's acceptance thereof authorizes and directs the Trustee on the holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article XV and appoints the Trustee to act as the holder's attorney-in-fact for any and all such purposes. Without limiting the foregoing, each

Representative is hereby irrevocably authorized and empowered (in its own name or in the name of the Noteholders or the Trustee or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in Section 15.3 above and give acquittance therefor and to file claims and proofs of claim and take such other action as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the holders or owners of the Senior Indebtedness hereunder; provided that for purposes of this Section
15.12 holders or owners of Senior Indebtedness may act only through such Representative.

         Section 15.13 CONVERSIONS NOT DEEMED PAYMENT. For the purposes of this Article XV only, the issuance and delivery of Common Stock upon conversion of the Notes in accordance with Article XIV shall not be deemed to constitute a payment or distribution on account of the principal of or interest on the Notes or on account of the purchase or other acquisition of Notes. Nothing contained in this Article or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the holders, the right, which is absolute and unconditional, of the holder of any Note to convert such Note in accordance with Article XIV.

         Section 15.14 AMENDMENTS. The provisions of this Article XV shall not be amended or modified without the written consent of the holders of Senior Indebtedness.


                                     ARTICLE XVI

                               MISCELLANEOUS PROVISIONS


         Section 16.1 POOLING OF INTERESTS. The Company desires to preserve its ability to account for acquisition and other business combination transactions using the pooling-of-interests method where appropriate, and the provisions of this Indenture shall be interpreted accordingly.

         Section 16.2 PROVISIONS BINDING ON COMPANY'S SUCCESSORS. All the covenants, stipulations, promises and agreements in this Indenture made by the Company shall bind its successors and assigns whether so expressed or not.

         Section 16.3 OFFICIAL ACTS BY SUCCESSOR COMPANY. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board (including the Board of Directors), committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

         Section 16.4 ADDRESSES FOR NOTICES, ETC. Any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes on the Company shall be deemed to have been sufficiently given or made, for all purposes if given or served by being sent by prepaid overnight delivery or being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to Penn Treaty American Corporation, 5440 Lehigh Street, Allentown, Pennsylvania 18103,
Attention: General Counsel with a copy to Justin P. Klein, Ballard Spahr Andrews & Ingersoll, 1735 Market Street, Philadelphia, Pennsylvania 19103. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being sent by prepaid overnight delivery or being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office of the Trustee, which office is, at the date as of which this Indenture is dated, located at 40 Broad Street, New York, New York 10004, Attention: Corporate Trust Administration.

         The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed to a Noteholder shall be mailed to him by first class mail, postage prepaid, at the address of such Noteholder as it appears on the Note register and shall be sufficiently given to such Noteholder if so mailed within the time prescribed.

         Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         Section 16.5 COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS. Noteholders may communicate pursuant to Trust Indenture Act Section 312(b) with other Noteholders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Note registrar and any other person shall have the protection of Trust Indenture Act Section 312(c).

         Section 16.6 GOVERNING LAW. This Indenture shall be deemed to be a contract made under the substantive laws of New York and for all purposes shall be construed in accordance with the substantive laws of New York without regard to conflicts of laws principles thereof.

         Section 16.7 EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT; CERTIFICATES TO TRUSTEE. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, including those actions set forth in Trust Indenture Act Section 314(c), the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (1) a statement that the person making such certificate or opinion has read such covenant or condition, (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based, (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         Section 16.8 LEGAL HOLIDAYS. In any case where any interest payment date, date fixed for redemption, stated maturity or Change of Control Purchase Date of any Note or the last date on which a holder has the right to convert his Notes shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of interest or principal (and premium, if any) or conversion of the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, date fixed for redemption, Change of Control Purchase Date, or at the stated maturity, or on such last day for conversion, provided that no interest shall accrue for the period from and after such interest payment date, date fixed for redemption, Change of Control Purchase Date or stated maturity, as the case may be.

         Section 16.9 NO SECURITY INTEREST CREATED. Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its Subsidiaries is located.

         Section 16.10 TRUST INDENTURE ACT. This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act.

         Section 16.11 TRUST INDENTURE ACT CONTROLS. If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by operation of the Trust Indenture Act, the imposed duties, upon qualification of this Indenture under the Trust Indenture Act, shall control.

         Section 16.12 BENEFITS OF INDENTURE. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any person, other than the parties hereto, any paying agent, any authenticating agent, any conversion agent, any Note registrar and their successors hereunder and the holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 16.13 TABLE OF CONTENTS, HEADINGS ETC. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         Section 16.14 AUTHENTICATING AGENT. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Sections 2.4, 2.5, 2.6, 2.7 and 3.3, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a person eligible to serve as Trustee hereunder pursuant to Section 7.10.

         Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor company is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor company.

        Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor authenticating agent (which may be the Trustee), shall give written notice of such appointment to the Company and shall mail notice of such appointment to all holders of Notes as the names and addresses of such holders appear on the Note register.

         The Company agrees to pay to the authenticating agent from time to time reasonable compensation for its services.

         The provisions of Sections 7.3, 7.4, 7.5, 8.3 and this Section 16.14 shall be applicable to any authenticating agent.

         Section 16.15 EXECUTION IN COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         First Union National Bank hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly signed and attested, all as of the date first written above.

                                    PENN TREATY AMERICAN CORPORATION


                                    By: /s/ Irving Levit
                                       ________________________________________
                                    Name: Irving Levit
                                    Title: President and
                                           Chief Executive Officer


Attest:

/s/ Domenic P. Stangherlin
____________________________________


                                    FIRST UNION NATIONAL BANK, as
                                     Trustee


                                    By: /s/ George J. Rayzis
                                       ________________________________________
                                    Name: George J. Rayzis
                                    Title: Vice President


Attest:

/s/ Alan G. Finn
____________________________________

                         EXHIBIT A - FORM OF DEFINITIVE NOTE


                                [FORM OF FACE OF NOTE]

No. A-
                                            $___________________________________
                                            CUSIP 707874AB9

                           PENN TREATY AMERICAN CORPORATION

                    6-1/4% Convertible Subordinated Notes Due 2003

    THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) (1),
    (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT PRIOR TO THE DATE THAT IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY AND THE LAST DATE ON WHICH PENN TREATY AMERICAN CORPORATION (THE "COMPANY") OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE OWNER OF THE NOTE (THE "RESTRICTION TERMINATION DATE") RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO FIRST UNION NATIONAL BANK, AS TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT; AND (3) AGREES THAT

    IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY BEFORE THE RESTRICTION TERMINATION DATE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO FIRST UNION NATIONAL BANK, AS TRUSTEE. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (C), (D) OR
    (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO FIRST UNION NATIONAL BANK, AS TRUSTEE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

         PENN TREATY AMERICAN CORPORATION, a corporation duly organized and validly existing under the laws of the Commonwealth of Pennsylvania (the "Company"), which term includes any Successor Company under the Indenture referred to on the reverse hereof, for value received hereby promises to pay to ___________ ________________, or registered assigns, the principal sum of
______________________________________ Dollars on December 1, 2003 at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or, at the option of the holder of this Note, at the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on June 1 and December 1 of each year (each an "Interest Payment Date"), commencing June 1, 1997, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from November 26, 1996 or the most recent Interest Payment Date, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on the Notes, in which case from November 26, 1996, until payment of said principal sum has been made or duly provided for. Any interest on any Note that is payable, but is not punctually paid or duly provided for on said June 1 or December 1 (herein called "Defaulted Interest") shall forthwith cease to be payable to the Noteholder on the relevant record date by virtue of his having been such Noteholder; and such Defaulted Interest shall be paid by the Company, at its election in each case, either (i) by notifying the Trustee of a special record date, the amount of interest to be paid on such special record date and the date of payment (not more than 25 days after receipt by the Trustee of such interest, unless the Trustee shall consent to an earlier date) and depositing with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest on making arrangements satisfactory to the Trustee for such deposit or (ii) in any lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon notice requested by such exchange, if, after notice to the Trustee, the Trustee deems such manner of payment to be practicable. The interest so payable on any June 1 or December
1 will be paid to the person in whose name this Note (or one or more
Predecessor Notes) is registered at the close of business on the record date, which shall be the May 15 or November 15 (whether or not a Business Day) next preceding such June 1 or December 1, respectively; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest shall be paid by check mailed to the registered holder at the registered address of such person unless other arrangements are made in accordance with the provisions of the Indenture.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Note the right to convert this Note into Common Stock of the Company (or, under certain circumstances specified in the Indenture, into an amount of cash as set forth in the Indenture) on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee, or a duly authorized authenticating agent under the Indenture.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

                             PENN TREATY AMERICAN CORPORATION



                             By: _______________________________________________
                                 Name:
                                 Title:


Attest:


___________________________
    Secretary


                       [FORM OF CERTIFICATE OF AUTHENTICATION]

                            CERTIFICATE OF AUTHENTICATION

Dated:

         This is one of the Notes described in the within-named Indenture.

                        FIRST UNION NATIONAL BANK, as Trustee



                        By:  ___________________________________________________
                             Authorized Signatory

                              [FORM OF REVERSE OF NOTE]

                           PENN TREATY AMERICAN CORPORATION

                    6-1/4% Convertible Subordinated Notes Due 2003

         This Note is one of a duly authorized issue of Notes of the Company, designated as its 6-1/4% Convertible Subordinated Notes Due 2003 (herein called the "Notes"), limited to the aggregate principal amount of $74,750,000 all issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (the "Indenture"), between the Company and First Union National Bank, as trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a complete description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. Each Note is subject to, and qualified by, all such terms as set forth in the Indenture certain of which are summarized hereon and each holder of a Note is referred to the corresponding provisions of the Indenture for a complete statement of such terms. To the extent that there is any inconsistency between the summary provisions set forth in the Notes and the Indenture, the provisions of the Indenture shall govern. Capitalized terms used but not defined in this Note shall have the meanings ascribed to them in the Indenture.

         In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of, premium, if any, and accrued interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The payment of principal of, premium, if any, and interest on the Notes will, to the extent set forth in the Indenture, be subordinated in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture). Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding related to the Company or its property, in an assignment for the benefit of creditors or any marshalling of the Company's assets and liabilities, the holders of all Senior Indebtedness will first be entitled to receive payment in full of all amounts due or to become due thereon before the holders of the Notes will be entitled to receive any payment in respect of the principal of, premium, if any, or interest on the Notes (except that holders of Notes may receive securities that are subordinated at least to the same extent as the Notes to Senior Indebtedness and any securities issued in exchange for Senior Indebtedness).

         The Company also may not make any payment upon or in respect of the Notes (except in such subordinated securities) and may not acquire from the Trustee or the holder of any Note for cash or property (other than securities subordinated to at least the same extent as the Note to (i) all Senior Indebtedness and (ii) any securities issued in exchange for Senior Indebtedness) until all Senior Indebtedness has been paid in full if (a) a default in the payment of the principal of, premium, if any, or interest on Senior Indebtedness occurs and is continuing beyond any applicable period of grace or (b) any other default occurs and is continuing with respect to Senior Indebtedness that permits holders of the Senior Indebtedness as to which such default relates to accelerate its maturity and the Trustee receives a notice of such default (a "Payment Blockage Notice") from the representative or representatives of holders of at least a majority in principal amount of Senior Indebtedness then outstanding. Payments on the Notes may and shall be resumed (i) in the case of a Payment Default, upon the date on which such default is cured or waived, or
(ii) in the case of a Nonpayment Default, 179 days after the date on which the applicable Payment Blockage Notice is received, unless the maturity of any Senior Indebtedness has been accelerated. No new period of payment blockage may be commenced within 360 days after the receipt by the Trustee of any prior Payment Blockage Notice. No default, other than a Nonpayment Default, that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice unless such default shall have been cured or waived for a period of not less than 180 days.

         In the event that the Trustee (or paying agent if other than the Trustee) or any holder of the Notes receives any payment of principal or interest with respect to the Notes at a time when such payment is prohibited under the Indenture, such payment shall be held in trust for the benefit of, and immediately shall be paid over and delivered to, the holders of Senior Indebtedness or their representative as their respective interests may appear. After all Senior Indebtedness is paid in full and until the Notes are paid in full, the holders of the Notes shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Notes) to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the holders of the Notes have been applied to the payment of Senior Indebtedness.

         The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, alter the obligation of the Company to repurchase the Notes at the option of the holders upon the occurrence of a Change of Control, or impair or affect the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Notes, modify the subordination provisions in a manner adverse to the holders of the Notes, or impair the right to convert the Notes into Common Stock subject to the terms set forth in the Indenture without the consent of the holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding. The Company and the Trustee may amend or supplement the Indenture without notice to or consent of any holder of Notes in certain events specified in the Indenture. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Notes, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest or any premium on or the principal of any of the Notes, a failure by the Company to convert any Notes into Common Stock of the Company, unless otherwise excused pursuant to the terms of the Indenture, or a default in respect of a covenant or provision of the Indenture that under Article X thereof cannot be modified or amended without the consent of the holders of all Notes then outstanding. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

         Interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months.

         The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

         The Notes are not redeemable at the option of the Company prior to December 3, 1999. At any time on or after that date, the Notes may be redeemed at the Company's option, upon notice as set forth in the Indenture, in whole at any time or in part from time to time, at the following prices (expressed in percentages of the principal amount), together with accrued interest to the date fixed for redemption if redeemed during the 12-month period beginning:

                        DATE                REDEMPTION PRICE
                        ----                ----------------

                   December 3, 1999              103.13%
                   December 1, 2000              102.08%
                   December 1, 2001              101.04%

and 100% on or after December 1, 2002; provided that if the date fixed for redemption is a date on or after the record date and on or before the next following Interest Payment Date, then the interest payable on such date shall be paid to the holder of record on the next preceding May 15 or November 15, respectively.

         If a Change of Control (as defined in the Indenture) shall occur at any time, then each holder of Notes shall have the right to require that the Company repurchase such holder's Notes in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to the repurchase date pursuant to an offer to be made by the Company and in accordance with the procedures set forth in the Indenture.

         Subject to the provisions of the Indenture, the holder hereof has the right, at its option, at any time after 90 days following the latest date of original issuance of the Notes and prior to the close of business on November 28, 2003, subject to prior redemption or repurchase, or, as to all or any portion hereof called for redemption, prior to the close of business one business day before the date fixed for redemption (unless the Company shall default in payment due upon redemption thereof), to convert the principal hereof or any portion of such principal that is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of the Company's Common Stock, as said shares shall be constituted at the date of conversion, obtained by dividing the principal amount of this Note or portion thereof to be converted by the conversion price of $28.44 per share or such conversion price as adjusted from time to time as provided in the Indenture, upon surrender of this Note, together with a conversion notice as provided in the Indenture, to the Company at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at the option of such holder, the Corporate Trust Office of the Trustee, and, unless the shares issuable on conversion are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney.

         Except as described in the Indenture, no adjustment will be made on conversion of any Notes for interest accrued thereon or for dividends paid on any Common Stock issued. A Holder of Notes at the close of business on a record date will be entitled to receive the interest payable on such Notes on the corresponding interest payment date. However, Notes surrendered for conversion during the period from the close of business on a record date to the opening of business on the next succeeding interest payment date must be accompanied by funds equal to the interest payable on such succeeding interest payment date on the principal amount so converted (unless such Note or portion thereof being converted is called for redemption on a redemption date during the period from the close of business on or after any record date to the close of business on the business day following the corresponding interest payment date). The interest payment with respect to a Note called for redemption on a date between the close of business on any record date for the payment of interest to the close of business on the business day following the corresponding interest payment date and surrendered for conversion during that period will be payable on the corresponding interest payment date to the registered Holder at the close of business on that record date (notwithstanding the conversion of such Note before the corresponding interest payment date). A Holder of Notes who elects to convert during that period need not include funds equal to the interest paid. The Company is not required to issue fractional shares of Common Stock upon conversion of Notes and, in lieu thereof, will pay a cash adjustment based upon the closing price of the Common Stock on the last business day prior to the date of conversion.

         In the event a holder desires to convert all or any portion of its Notes into shares of Common Stock and the Company does not have authorized a sufficient number of shares of Common Stock for such conversion, in lieu of delivering shares of Common Stock (or other securities into which the Notes are then convertible) upon conversion of that portion of such holder's Notes for which there is an insufficient number of shares of Common Stock (the "Cash Equivalent Notes") pursuant to the provisions of the Indenture, the Company will pay to the holder converting the Cash Equivalent Notes who properly exercises the conversion privilege, as set forth in the Indenture, an amount in cash equal to the Market Cash Conversion Price (as defined in the Indenture) of the shares of Common Stock into which such Cash Equivalent Notes are then convertible.

         Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at the option of the holder of this Note, at the Corporate Trust Office of the Trustee, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the conditions and limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note registrar), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any other conversion agent nor any Note registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

         No recourse for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any Successor Company, either directly or through the Company or any Successor Company, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                                 ABBREVIATIONS


         The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT -
TEN ENT - as tenants by the            ________________ Custodian
          entireties                        (Cust)
JT TEN -  as joint tenants with        ________________ under
          right of survivorship             (Minor)
          and not as tenants in
                    common             Uniform Gifts to
                                       Minors Act ___________________
                                                         (State)



                 Additional abbreviations may also be used
                     though not in the above list.

                          [FORM OF CONVERSION NOTICE]

                               CONVERSION NOTICE


To: Penn Treaty American Corporation

         The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion hereof (which is $1,000 principal amount or an integral multiple thereof) below designated, into shares of Common Stock, par value $.10 per share, of the Company in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will check the appropriate box below and pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest accompanies this Note.

Dated:_______________________         Contact Person: ____________________
                                      Fax Number:_________________________
_____________________________         Telephone Number:___________________

_____________________________
Signature(s)




Signature(s) must be guaranteed by an
eligible Guarantor Institution (banks,
stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange
Commission Rule 17Ad-15 if shares of Common
Stock are to be issued, or Notes to be delivered, other than to and in the name of the registered holder.


______________________________________
Signature Guarantee

Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:


______________________________________
(Name)

______________________________________
(Street Address)

______________________________________
(City, State and Zip Code)

Please print name and address


                              Principal amount to be converted
                              (if less than all) $ __________________


                              _______________________________________
                              Social Security or Other Taxpayer
                              Identification Number

                       [FORM OF OPTION TO ELECT REPAYMENT
                           UPON A CHANGE OF CONTROL]


To: Penn Treaty American Corporation

         The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from Penn Treaty American Corporation (the "Company") as to the occurrence of a Change of Control with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Note, or the portion thereof (which is $1,000 principal amount or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Note, together with accrued interest to such date, to the registered holder hereof.

Dated: _______________________________


                                         __________________________________

                                         __________________________________
                                         Signature(s)

                                         __________________________________
                                         Social Security or Other Taxpayer
                                         Identification Number

                                         Principal amount to be repaid (if
                                         less than all)  $ ________________

                             [FORM OF ASSIGNMENT]


         For value received _____________________________ hereby sell(s), assign(s) and transfer(s) unto _________________________ (Please insert social security or other identifying number of assignee) the within Note, and hereby irrevocably constitutes and appoints ________________________________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

         In connection with any transfer of the within Note occurring prior to the third anniversary of the date of original issuance of such Note, the undersigned confirms that such Note is being transferred:

[ ] To Penn Treaty American Corporation or a subsidiary thereof; or

[ ] Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

[ ] To an institutional accredited investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

[ ] Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

[ ] Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended.

         Unless one of the boxes above is checked, the Trustee will refuse to register any of the within Notes in the name of any person other than the registered holder thereof (or hereof); provided, however, that the Trustee may, in its sole discretion, register the transfer of such Notes if it has received such certifications, legal opinions and/or other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

         In addition, if the transferee is an institutional accredited investor or a purchaser who is not a U.S. person, the holder must furnish to the Trustee (i) in the case of an institutional accredited investor, a signed letter containing certain representations and agreements relating to the restrictions on transfer of the security evidenced hereby in substantially the form of Exhibit D to the Indenture and (ii) such other certifications, legal opinions or other information as it may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

Dated: __________________

_________________________

_________________________
Signature(s)

Signature(s) must be guaranteed by an
eligible Guarantor Institution (banks,
stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission
Rule 17Ad-15.



_________________________________________________
Signature Guarantee

      NOTICE: The signature on the conversion notice, the option to elect payment upon a Change of Control or the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

                   EXHIBIT B - FORM OF RESTRICTED GLOBAL NOTE


                                [FORM OF FACE OF NOTE]

No. B-                                                        $ _______________
                                                                CUSIP 707874AA1

                      PENN TREATY AMERICAN CORPORATION

             6-1/4% Convertible Subordinated Notes Due 2003

    UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS RESTRICTED GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS RESTRICTED GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1),
    (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT PRIOR TO THE DATE THAT IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY AND THE LAST DATE ON WHICH PENN TREATY AMERICAN CORPORATION (THE "COMPANY") OR ANY "AFFILIATE"

    (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE
    COMPANY WAS THE OWNER OF THE NOTE (THE "RESTRICTION TERMINATION DATE") RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO FIRST UNION NATIONAL BANK, AS TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY BEFORE THE RESTRICTION TERMINATION DATE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO FIRST UNION NATIONAL BANK, AS TRUSTEE. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (C), (D) OR
    (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO FIRST UNION NATIONAL BANK, AS TRUSTEE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

         PENN TREATY AMERICAN CORPORATION, a corporation duly organized and validly existing under the laws of the Commonwealth of Pennsylvania (the "Company"), which term includes any Successor Company under the Indenture referred to on the reverse hereof, for value received hereby promises to pay to _______________________________, or registered assigns, the principal sum of
_________________________________Dollars (subject to adjustment as set forth in the next paragraph hereof) on December 1, 2003, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or, at the option of the holder of this Restricted Global Note, at the Corporate
Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on June 1 and December 1 of each year (each an "Interest Payment Date"), commencing June 1, 1997, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Restricted
Global Note, from November 26, 1996 or the most recent Interest Payment Date, as the case may be, next preceding the date of this Restricted Global Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Restricted Global Note, or unless no interest has been paid or duly provided for on the Notes, in which case from November 26, 1996, until payment of said principal sum has been made or duly provided for. Any interest on any Note that is payable, but is not punctually paid or duly provided for on said June 1 or December 1 (herein called "Defaulted
Interest") shall forthwith cease to be payable to the Noteholder on the relevant record date by virtue of his having been such Noteholder; and such Defaulted Interest shall be paid by the Company, at its election in each case, either (i) by notifying the Trustee of a special record date, the amount of interest to be paid on such special record date and the date of payment (not more than 25 days after receipt by the Trustee of such interest, unless the Trustee shall consent to an earlier date) and depositing with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest on making arrangements satisfactory to the Trustee for such deposit or (ii) in any lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon notice requested by such exchange, if, after notice to the Trustee, the Trustee deems such manner of payment to be practicable. The interest so payable on any June 1 or December 1 will be paid to the person in whose name this Restricted Global Note (or one or more Predecessor Notes) is registered at the close of business on the record date, which shall be the May 15 or November 15 (whether or not a Business Day) next preceding such June 1 or December 1, respectively; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest shall be paid by check mailed to the registered holder at the registered address of such person unless other arrangements are made in accordance with the provisions of the Indenture.

         The aggregate principal amount of this Restricted Global Note represented hereby may from time to time be reduced or increased to reflect exchanges of a part of this Restricted Global Note for interests in the Regulation S Global Note or definitive Notes or exchanges of interests in the Regulation S Global Note or definitive Notes for a part of this Restricted Global Note or conversions, redemptions or repurchases of a part of this Restricted Global Note or cancellations of a part of this Restricted Global Note or transfers of interests in the Regulation S Global Note or definitive Notes in return for a part of this Restricted Global Note or transfers of a part of this Restricted Global Note effected by delivery of interests in the Regulation S Global Note or definitive Notes, in each case, and in any such case, by means of notations on the Schedule of Exchanges, Conversions, Redemptions, Repurchases, Cancellations and Transfers on the last page hereof. Notwithstanding any provision of this Restricted Global Note to the contrary,
(i) exchanges of a part of this Restricted Global Note for interests in the Regulation S Global Note or definitive Notes, (ii) exchanges of interests in the Regulation S Global Note or definitive Notes for a part of this Restricted Global Note, (iii) conversions, redemptions or repurchases of a part of this Restricted Global Note, (iv) cancellations of a part of this Restricted Global Note, (v) transfers of interests in the Regulation S Global Note or definitive Notes in return for a part of this Restricted Global Note and (vi) transfers of a part of this Restricted Global Note effected by delivery of interests in the Regulation S Global Note or definitive Notes may be effected without the surrendering of this Restricted Global Note, provided that appropriate notations on the Schedule of Exchanges, Conversions, Redemptions, Repurchases, Cancellations and Transfers are made by the Trustee, or the Custodian at the direction of the Trustee, to reflect the appropriate reduction or increase, as the case may be, in the aggregate principal amount of this Restricted Global Note resulting therefrom or as a consequence thereof.

         Reference is made to the further provisions of this Restricted Global Note set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Restricted Global Note the right to convert this Restricted Global Note into Common Stock of the Company (or, under certain circumstances specified in the Indenture, into an amount of cash as set forth in the Indenture) on the terms and subject to the limitations referred to on the reveres hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Restricted Global Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

         IN WITNESS WHEREOF, the Company has caused this Restricted Global Note to be duly executed under its corporate seal.

                                             PENN TREATY AMERICAN CORPORATION


                                             By: ______________________________
                                             Name:
                                             Title:


Attest:

___________________________
        Secretary

                       [FORM OF CERTIFICATE OF AUTHENTICATION]

                            CERTIFICATE OF AUTHENTICATION

Dated:

         This is one of the Notes described in the within-named Indenture.

                                          FIRST UNION NATIONAL BANK, as Trustee


                                          By: _________________________________
                                              Authorized Signatory

                     [FORM OF REVERSE OF RESTRICTED GLOBAL NOTE]

                           PENN TREATY AMERICAN CORPORATION

                    6-1/4% Convertible Subordinated Notes Due 2003


         This Restricted Global Note is one of a duly authorized issue of Notes of the Company, designated as its 6-1/4% Convertible Subordinated Notes Due 2003 (herein called the "Notes"), limited to the aggregate principal amount of $65,000,000 (up to $74,750,000 aggregate principal amount assuming the full exercise of the over-allotment option granted to the initial purchasers of the Notes) all issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (the "Indenture"), between the Company and First Union National Bank, as trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a complete description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. Each Note is subject to, and qualified by, all such terms as set forth in the Indenture certain of which are summarized hereon and each holder of a Note is referred to the corresponding provisions of the Indenture for a complete statement of such terms. To the extent that there is any inconsistency between the summary provisions set forth in the Notes and the Indenture, the provisions of the Indenture shall govern. Capitalized terms used but not defined in this Restricted Global Note shall have the meanings ascribed to them in the Indenture.

         In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of, premium, if any, and accrued interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The payment of principal of, premium, if any, and interest on the Notes will, to the extent set forth in the Indenture, be subordinated in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture). Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding related to the Company or its property, in an assignment for the benefit of creditors or any marshalling of the Company's assets and liabilities, the holders of all Senior Indebtedness will first be entitled to receive payment in full of all amounts due or to become due thereon before the holders of the Notes will be entitled to receive any payment in respect of the principal of, premium, if any, or interest on the Notes (except that holders of Notes may receive securities that are subordinated at least to the same extent as the Notes to Senior Indebtedness and any securities issued in exchange for Senior Indebtedness).

         The Company also may not make any payment upon or in respect of the Notes (except in such subordinated securities) and may not acquire from the Trustee or the holder of any Note for cash or property (other than securities subordinated to at least the same extent as the Note to (i) Senior Indebtedness and (ii) any securities issued in exchange for Senior Indebtedness) until all Senior Indebtedness has been paid in full if (a) a default in the payment of the principal of, premium, if any, or interest on Senior Indebtedness occurs and is continuing beyond any applicable period of grace or (b) any other default occurs and is continuing with respect to Senior Indebtedness that permits holders of the Senior Indebtedness as to which such default relates to accelerate its maturity and the Trustee receives a notice of such default (a "Payment Blockage Notice") from the representative or representatives of holders of at least a majority in principal amount of Senior Indebtedness then outstanding. Payments on the Notes may and shall be resumed (i) in the case of a Payment Default, upon the date on which such default is cured or waived, or (ii) in the case of a Nonpayment Default, 179 days after the date on which the applicable Payment Blockage Notice is received, unless the maturity of any Senior Indebtedness has been accelerated. No new period of payment blockage may be commenced within 360 days after the receipt by the Trustee of any prior Payment Blockage Notice. No default, other than a Nonpayment Default, that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice unless such default shall have been cured or waived for a period of not less than 180 days.

         In the event that the Trustee (or paying agent if other than the Trustee) or any holder of the Notes receives any payment of principal or interest with respect to the Notes at a time when such payment is prohibited under the Indenture, such payment shall be held in trust for the benefit of, and immediately shall be paid over and delivered to, the holders of Senior Indebtedness or their representative as their respective interests may appear. After all Senior Indebtedness is paid in full and until the Notes are paid in full, the holders of the Notes shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Notes) to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the holders of the Notes have been applied to the payment of Senior Indebtedness.

         The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, alter the obligation of the Company to repurchase the Notes at the option of the holders upon the occurrence of a Change of Control, or impair or affect the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Notes, modify the subordination provisions in a manner adverse to the holders of the Notes, or impair the right to convert the Notes into Common Stock subject to the terms set forth in the Indenture without the consent of the holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding. The Company and the Trustee may amend or supplement the Indenture without notice to or consent of any holder of Notes in certain events specified in the Indenture. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Notes, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest or any premium on or the principal of any of the Notes, a failure by the Company to convert any Notes into Common Stock of the Company, unless otherwise excused pursuant to the terms of the Indenture, or a default in respect of a covenant or provision of the Indenture that under Article X thereof cannot be modified or amended without the consent of the holders of all Notes then outstanding. Any such consent or waiver by the holder of this Restricted Global Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Restricted Global Note and any Notes that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Restricted Global Note or such other Notes.

         No reference herein to the Indenture and no provision of this Restricted Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Restricted Global Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

         Interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months.

         The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

         The Notes are not redeemable at the option of the Company prior to December 3, 1999. At any time on or after that date, the Notes may be redeemed at the Company's option, upon notice as set forth in the Indenture, in whole at any time or in part from time to time, at the following prices (expressed in percentages of the principal amount), together with accrued interest to the date fixed for redemption if redeemed during the 12-month period beginning:

         Date                Redemption Price
         ----                ----------------
    December 3, 1999              103.13%
    December 1, 2000              102.08%
    December 1, 2001              101.04%

and 100% on or after December 1, 2002; provided that if the date fixed for redemption is a date on or after the record date and on or before the next following Interest Payment Date, then the interest payable on such date shall be paid to the holder of record on the next preceding May 15 or November 15, respectively.

         If a Change of Control (as defined in the Indenture) shall occur at any time, then each holder of Notes shall have the right to require that the Company repurchase such holder's Notes in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to the repurchase date pursuant to an offer to be made by the Company and in accordance with the procedures set forth in the Indenture.

         Subject to the provisions of the Indenture, the holder hereof has the right, at its option, at any time after 90 days following the latest date of original issuance of the Notes and prior to the close of business on November 28, 2003, subject to prior redemption or repurchase, or, as to all or any portion hereof called for redemption, prior to the close of business one business day before the date fixed for redemption (unless the Company shall default in payment due upon redemption thereof), to convert the principal hereof or any portion of such principal that is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of the Company's Common Stock, as said shares shall be constituted at the date of conversion, obtained by dividing the principal amount of this Restricted Global Note or portion thereof to be converted by the conversion price of $28.44 per share or such conversion price as adjusted from time to time as provided in the Indenture, upon surrender of this Restricted Global Note, together with a conversion notice as provided in the Indenture, to the Company at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at the option of such holder, the Corporate Trust Office of the Trustee, and, unless the shares issuable on conversion are to be issued in the same name as this Restricted Global Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney.

         Except as described in the Indenture, no adjustment will be made on conversion of any Notes for interest accrued thereon or for dividends paid on any Common Stock issued. A Holder of Notes at the close of business on a record date will be entitled to receive the interest payable on such Notes on the corresponding interest payment date. However, Notes surrendered for conversion during the period from the close of business on a record date to the opening of business on the next succeeding interest payment date must be accompanied by funds equal to the interest payable on such succeeding interest payment date on the principal amount so converted (unless such Note or portion thereof being converted is called for redemption on a redemption date during the period from the close of business on or after any record date to the close of business on the business day following the corresponding interest payment date). The interest payment with respect to a Note called for redemption on a date between the close of business on any record date for the payment of interest to the close of business on the business day following the corresponding interest payment date and surrendered for conversion during that period will be payable on the corresponding interest payment date to the registered Holder at the close of business on that record date (notwithstanding the conversion of such Note before the corresponding interest payment date). A Holder of Notes who elects to convert during that period need not include funds equal to the interest paid. The Company is not required to issue fractional shares of Common Stock upon conversion of Notes and, in lieu thereof, will pay a cash adjustment based upon the closing price of the Common Stock on the last business day prior to the date of conversion.

         In the event a holder desires to convert all or any portion of its Notes into shares of Common Stock and the Company does not have authorized a sufficient number of shares of Common Stock for such conversion, in lieu of delivering shares of Common Stock (or other securities into which the Notes are then convertible) upon conversion of that portion of such holder's Notes for which there is an insufficient number of shares of Common Stock (the "Cash Equivalent Notes") pursuant to the provisions of the Indenture, the Company will pay to the holder converting the Cash Equivalent Notes who properly exercises the conversion privilege, as set forth in the Indenture, an amount in cash equal to the Market Cash Conversion Price (as defined in the Indenture) of the shares of Common Stock into which such Cash Equivalent Notes are then convertible.

         Upon due presentment for registration of transfer of this Restricted Global Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at the option of the holder of this Restricted Global Note, at the Corporate Trust Office of the Trustee, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the conditions and limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Restricted Global Note (whether or not this Restricted Global Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note registrar), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any other conversion agent nor any Note registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Restricted Global Note.

         No recourse for the payment of the principal of or any premium or interest on this Restricted Global Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any Successor Company, either directly or through the Company or any Successor Company, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                                 ABBREVIATIONS


         The following abbreviations, when used in the inscription of the face of this Restricted Global Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT -
TEN ENT - as tenants by the             ________________ Custodian
          entireties                         (Cust)
JT TEN -  as joint tenants with         ________________ under
          right of survivorship              (Minor)
          and not as tenants in
          common
                                        Uniform Gifts to
                                        Minors Act
                                        ___________________
                                                       (State)


                   Additional abbreviations may also be used
                         though not in the above list.

                          [FORM OF CONVERSION NOTICE]

                               CONVERSION NOTICE


To: Penn Treaty American Corporation

    The undersigned registered owner of this Restricted Global Note hereby irrevocably exercises the option to convert this Restricted Global Note, or the portion hereof (which is $1,000 principal amount or an integral multiple thereof) below designated, into shares of Common Stock, par value $.10 per share of the Company, in accordance with the terms of the Indenture referred to in this Restricted Global Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Restricted Global Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will check the appropriate box below and pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest accompanies this Restricted Global Note.


Dated:____________________________      Contact Person: ________________________
                                        Fax Number:_____________________________
__________________________________      Telephone Number:_______________________

__________________________________
Signature(s)


Signature(s) must be guaranteed by an eligible
Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule
17Ad-15 if shares of Common Stock are to be issued, or Notes to be delivered, other than to and in the name of the registered holder.

________________________________________
Signature Guarantee

Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

_______________________________________
(Name)


_______________________________________
(Street Address)


_______________________________________
(City, State and Zip Code)


Please print name and address

                                  Principal amount to be converted
                                  (if less than all)
                                  $____________________



                                  ________________________________
                                  Social Security or Other Taxpayer
                                  Identification Number

                       [FORM OF OPTION TO ELECT REPAYMENT
                           UPON A CHANGE OF CONTROL]


To:  Penn Treaty American Corporation

         The undersigned registered owner of this Restricted Global Note hereby irrevocably acknowledges receipt of a notice from Penn Treaty American Corporation (the "Company") as to the occurrence of a Change of Control with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Restricted Global Note, or the portion thereof (which is $1,000 principal amount or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Restricted Global Note, together with accrued interest to such date, to the registered holder hereof.

Dated:__________________

                                  ______________________________________________


                                  ______________________________________________
                                  Signature(s)


                                  ______________________________________________

                                  Social Security or Other Taxpayer
                                  Identification Number

                                  Principal amount to be repaid (if less than all): $__________________

                              [FORM OF ASSIGNMENT]


         For value received _______________________________ hereby sell(s), assign(s) and transfer(s) unto _________________ (please insert social security or other identifying number of assignee) the within Note, and hereby irrevocably constitutes and appoints ____________________________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

         In connection with any transfer of the within Note occurring prior to the third anniversary of the date of original issuance of such Note, the undersigned confirms that such Note is being transferred:

   [ ] To Penn Treaty American Corporation or a subsidiary thereof; or

   [ ] Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

   [ ] To an institutional accredited investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

   [ ] Pursuant to and in compliance with Regulation S under the Securities
       Act of 1933, as amended; or

   [ ] Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended.

         Unless one of the boxes above is checked, the Trustee will refuse to register any of the within Notes in the name of any person other than the registered holder thereof (or hereof); provided, however, that the Trustee may, in its sole discretion, register the transfer of such Notes if it has received such certifications, legal opinions and/or other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

         In addition, if the transferee is an institutional accredited investor or a purchaser who is not a U.S. person, the holder must furnish to the Trustee
(i) in the case of an institutional accredited investor, a signed letter containing certain representations and agreements relating to the restrictions on transfer of the security evidenced hereby in substantially the form of Exhibit D to the Indenture, and (ii) such other certifications, legal opinions or other information as it may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

Dated:__________________________


________________________________

________________________________
Signature(s)

Signature(s) must be guaranteed by an eligible
Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to
Securities and Exchange Commission Rule 17Ad-15.



______________________________________
Signature Guarantee


    NOTICE: The signature on the conversion notice, the option to elect payment upon a Change of Control or the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

                                      SCHEDULE A

                         SCHEDULE OF EXCHANGES, CONVERSIONS,
                REDEMPTIONS, REPURCHASES, CANCELLATIONS AND TRANSFERS

         The initial principal amount of this Restricted Global Note is U.S. $_____________. The following additions to principal, redemptions, repurchases, exchanges of a part of this Restricted Global Note for an interest in the Regulation S Global Note, definitive Notes and conversions into Common Stock or cash have been made:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                 Principal
                                 Amount Re-
                                   deemed,
                                 Repurchased
                 Principal      Exchanged for
                Amount Added     Interest in
                    on           the Regula-
Date of Addi-    Exchange of        tion S         Remaining
tion to Prin-    Interest in      Global Note      Principal
cipal, Re-       the Regula-     or Definitive    Amount Out-
  demption,     tion S Global    Notes or Con-      standing        Notation
Repurchase,     Note or De-       verted into       Following      Made by or
Exchange or      finitive        Common Stock     such Transac-   on behalf of
Conversion         Notes            or Cash           tion        the Trustee
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                     EXHIBIT C - FORM OF REGULATION S GLOBAL NOTE


                                [FORM OF FACE OF NOTE]

No. C-                                                        $_________________
                                                                 CUSIP U70888AA7


                           PENN TREATY AMERICAN CORPORATION

                    6-1/4% Convertible Subordinated Notes Due 2003

    UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS REGULATION S GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS REGULATION S GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) (1),
    (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT PRIOR TO THE DATE THAT IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY AND THE LAST DATE ON WHICH PENN TREATY

    AMERICAN CORPORATION (THE "COMPANY") OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE
    OWNER OF THE NOTE (THE "RESTRICTION TERMINATION DATE") RESELL
    OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON
    STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO FIRST UNION NATIONAL BANK, AS TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY BEFORE THE RESTRICTION TERMINATION DATE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO FIRST UNION NATIONAL BANK, AS TRUSTEE. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (C), (D) OR
    (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO FIRST UNION NATIONAL BANK, AS TRUSTEE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

         PENN TREATY AMERICAN CORPORATION, a corporation duly organized and validly existing under the laws of the Commonwealth of Pennsylvania (the "Company"), which term includes any Successor Company under the Indenture referred to on the reverse hereof, for value received hereby promises to pay to
_________________________________________
_________________________________________, or its registered assigns, the principal sum of _______________________________ Dollars (subject to adjustment as set forth in the next paragraph hereof) on December 1, 2003, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New
York, or, at the option of the holder of this Regulation S Global Note, at the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on June 1 and December 1 of each year (each an "Interest Payment Date"), commencing June 1, 1997, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Regulation S Global Note, from November 26, 1996 or the most recent Interest Payment Date, as the case may be, next preceding the date of this Regulation
S Global Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Regulation S Global Note, or unless no interest has been paid or duly provided for on the Notes, in which case from November 26, 1996, until payment of said principal sum has been made or duly provided for. Any interest on any Note that is payable, but is not punctually paid or duly provided for on said June 1 or December 1 (herein called "Defaulted Interest") shall forthwith cease to be payable to the Noteholder on the relevant record date by virtue of his having been such Noteholder; and such Defaulted Interest shall be paid by the Company, at its election in each case, either (i) by notifying the Trustee of a special record date, the amount of interest to be paid on such special record date and the date of payment (not more than 25 days after receipt by the Trustee of such interest, unless the Trustee shall consent to an earlier date) and depositing with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest on making arrangements satisfactory to the Trustee for such deposit or (ii) in any lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon notice requested by such exchange, if, after notice to the Trustee, the Trustee deems such manner of payment to be practicable. The interest so payable on any June 1 or December 1 will be paid to the person in whose name this Regulation S Global Note (or one or more Predecessor Notes) is registered at the close of business on the record date, which shall be the May 15 or November 15 (whether or not a Business
Day) next preceding such June 1 or December 1, respectively; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest shall be paid by check mailed to the registered holder at the registered address of such person unless other arrangements are made in accordance with the provisions of the Indenture.

         The aggregate principal amount of this Regulation S Global Note represented hereby may from time to time be reduced or increased to reflect exchanges of a part of this Regulation S Global Note for interests in the Restricted Global Note or definitive Notes or exchanges of interests in the Restricted Global Note or definitive Notes for a part of this Regulation S Global Note or conversions, redemptions or repurchases of a part of this Regulation S Global Note or cancellations of a part of this Regulation S Global Note or transfers of interests in the Restricted Global Note or definitive Notes in return for a part of this Regulation S Global Note or transfers of a part of this Regulation S Global Note effected by delivery of interests in the Restricted Global Note or definitive Notes, in each case, and in any such case, by means of notations on the Schedule of Exchanges, Conversions, Redemptions, Repurchases, Cancellations and Transfers on the last page hereof. Notwithstanding any provision of this Regulation S Global Note to the contrary, (i) exchanges of a part of this Regulation S Global Note for interests in the Restricted Global Note or definitive Notes,
(ii) exchanges of interests in the Restricted Global Note or definitive Notes for a part of this Regulation S Global Note, (iii) conversions, redemptions or repurchases of a part of this Regulation S Global Note, (iv) cancellations of a part of this Regulation S Global Note, (v) transfers of interests in the Restricted Global Note or definitive Notes in return for a part of this Regulation S Global Note and (vi) transfers of a part of this Regulation S Global Note effected by delivery of interests in the Restricted Global Note or definitive Notes may be effected without the surrendering of this Regulation S Global Note, provided that appropriate notations on the Schedule of Exchanges, Conversions, Redemptions, Repurchases, Cancellations and Transfers are made by the Trustee, or the Custodian at the direction of the Trustee, to reflect the appropriate reduction or increase, as the case may be, in the aggregate principal amount of this Regulation S Global Note resulting therefrom or as a consequence thereof.

         Reference is made to the further provisions of this Regulation S Global Note set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Regulation S Global Note the right to convert this Regulation S Global Note into Common Stock of the Company (or, under certain circumstances specified in the Indenture, into an amount of cash as set forth in the Indenture) on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Regulation S Global Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the

Trustee or a duly authorized authenticating agent under the Indenture.

         IN WITNESS WHEREOF, the Company has caused this Regulation S Global Note to be duly executed under its corporate seal.

                             PENN TREATY AMERICAN CORPORATION


                             By: _____________________________
                             Name:
                             Title:


Attest:


________________________
           Secretary

                       [FORM OF CERTIFICATE OF AUTHENTICATION]

                            CERTIFICATE OF AUTHENTICATION

Dated:

         This is one of the Notes described in the within-named Indenture.

                             FIRST UNION NATIONAL BANK, as Trustee


                             By: _____________________________
                                 Authorized Signatory

                  [FORM OF REVERSE OF REGULATION S GLOBAL NOTE]

                         PENN TREATY AMERICAN CORPORATION

                  6-1/4% Convertible Subordinated Notes Due 2003


         This Regulation S Global Note is one of a duly authorized issue of Notes of the Company, designated as its 6-1/4% Convertible Subordinated Notes Due 2003 (herein called the "Notes"), limited to the aggregate principal amount of $65,000,000 (up to $74,750,000 aggregate principal amount assuming the full exercise of the over-allotment option granted to the initial purchasers of the Notes) all issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (the "Indenture"), between the Company and First Union National Bank, as trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a complete description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. Each Note is subject to, and qualified by, all such terms as set forth in the Indenture certain of which are summarized hereon and each holder of a Note is referred to the corresponding provisions of the Indenture for a complete statement of such terms. To the extent that there is any inconsistency between the summary provisions set forth in the Notes and the Indenture, the provisions of the Indenture shall govern. Capitalized terms used but not defined in this Regulation S Global Note shall have the meanings ascribed to them in the Indenture.

         In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of, premium, if any, and accrued interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The payment of principal of, premium, if any, and interest on the Notes will, to the extent set forth in the Indenture, be subordinated in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture). Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding related to the Company or its property, in an assignment for the benefit of creditors or any marshalling of the Company's assets and liabilities, the holders of all Senior Indebtedness will first be entitled to receive payment in full of all amounts due or to become due thereon before the holders of the Notes will be entitled to receive any payment in respect of the principal of, premium, if any, or interest on the Notes (except that holders of Notes may receive securities that are subordinated at least to the same extent as the Notes to Senior Indebtedness and any securities issued in exchange for Senior Indebtedness).

         The Company also may not make any payment upon or in respect of the Notes (except in such subordinated securities) and may not acquire from the Trustee or the holder of any Note for cash or property (other than securities subordinated to at least the same extent as the Note to (i) Senior Indebtedness and (ii) any securities issued in exchange for Senior Indebtedness) until all Senior Indebtedness has been paid in full if (a) a default in the payment of the principal of, premium, if any, or interest on Senior Indebtedness occurs and is continuing beyond any applicable period of grace or (b) any other default occurs and is continuing with respect to Senior Indebtedness that permits holders of the Senior Indebtedness as to which such default relates to accelerate its maturity and the Trustee receives a notice of such default (a "Payment Blockage Notice") from the representative or representatives of holders of at least a majority in principal amount of Senior Indebtedness then outstanding. Payments on the Notes may and shall be resumed (i) in the case of a Payment Default, upon the date on which such default is cured or waived, or (ii) in the case of a Nonpayment Default, 179 days after the date on which the applicable Payment Blockage Notice is received, unless the maturity of any Senior Indebtedness has been accelerated. No new period of payment blockage may be commenced within 360 days after the receipt by the Trustee of any prior Payment Blockage Notice. No default, other than a Nonpayment Default, that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice unless such default shall have been cured or waived for a period of not less than 180 days.

         In the event that the Trustee (or paying agent if other than the Trustee) or any holder of the Notes receives any payment of principal or interest with respect to the Notes at a time when such payment is prohibited under the Indenture, such payment shall be held in trust for the benefit of, and immediately shall be paid over and delivered to, the holders of Senior Indebtedness or their representative as their respective interests may appear. After all Senior Indebtedness is paid in full and until the Notes are paid in full, the holders of the Notes shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Notes) to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the holders of the Notes have been applied to the payment of Senior Indebtedness.

         The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided that no such supplemental indenture shall
(i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, alter the obligation of the Company to repurchase the Notes at the option of the holders upon the occurrence of a Change of Control, or impair or affect the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Notes, modify the subordination provisions in a manner adverse to the holders of the Notes, or impair the right to convert the Notes into Common Stock subject to the terms set forth in the Indenture without the consent of the holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding. The Company and the Trustee may amend or supplement the Indenture without notice to or consent of any holder of Notes in certain events specified in the Indenture. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Notes, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest or any premium on or the principal of any of the Notes, a failure by the Company to convert any Notes into Common Stock of the Company, unless otherwise excused pursuant to the terms of the Indenture, or a default in respect of a covenant or provision of the Indenture that under
Article X thereof cannot be modified or amended without the consent of the holders of all Notes then outstanding. Any such consent or waiver by the holder of this Regulation S Global Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Regulation S Global Note and any Notes that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Regulation S Global Note or such other Notes.

         No reference herein to the Indenture and no provision of this Regulation S Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Regulation S Global Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

         Interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months.

         The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

         The Notes are not redeemable at the option of the Company prior to December 3, 1999. At any time on or after that date, the Notes may be redeemed at the Company's option, upon notice as set forth in the Indenture, in whole at any time or in part from time to time, at the following prices (expressed in percentages of the principal amount), together with accrued interest to the date fixed for redemption if redeemed during the 12-month period beginning:

                    Date                   Redemption Price
                    ----                   ----------------
                December 3, 1999               103.13%
                December 1, 2000               102.08%
                December 1, 2001               101.04%

and 100% on or after December 1, 2002; provided that if the date fixed for redemption is a date on or after the record date and on or before the next following Interest Payment Date, then the interest payable on such date shall be paid to the holder of record on the next preceding May 15 or November 15, respectively.

         If a Change of Control (as defined in the Indenture) shall occur at any time, then each holder of Notes shall have the right to require that the Company repurchase such holder's Notes in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to the repurchase date pursuant to an offer to be made by the Company and in accordance with the procedures set forth in the Indenture.

         Subject to the provisions of the Indenture, the holder hereof has the right, at its option, at any time after 90 days following the latest date of original issuance of the Notes and prior to the close of business on November 28, 2003, subject to prior redemption or repurchase, or, as to all or any portion hereof called for redemption, prior to the close of business one business day before the date fixed for redemption (unless the Company shall default in payment due upon redemption thereof), to convert the principal hereof or any portion of such principal that is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of the Company's Common Stock, as said shares shall be constituted at the date of conversion, obtained by dividing the principal amount of this Regulation S Global Note or portion thereof to be converted by the conversion price of $28.44 per share or such conversion price as adjusted from time to time as provided in the Indenture, upon surrender of this Regulation S Global Note, together with a conversion notice as provided in the Indenture, to the Company at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at the option of such holder, the Corporate Trust Office of the Trustee, and, unless the shares issuable on conversion are to be issued in the same name as this Regulation S Global Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney.

         Except as described in the Indenture, no adjustment will be made on conversion of any Notes for interest accrued thereon or for dividends paid on any Common Stock issued. A Holder of Notes at the close of business on a record date will be entitled to receive the interest payable on such Notes on the corresponding interest payment date. However, Notes surrendered for conversion during the period from the close of business on a record date to the opening of business on the next succeeding interest payment date must be accompanied by funds equal to the interest payable on such succeeding interest payment date on the principal amount so converted (unless such Note or portion thereof being converted is called for redemption on a redemption date during the period from the close of business on or after any record date to the close of business on the business day following the corresponding interest payment date). The interest payment with respect to a Note called for redemption on a date between the close of business on any record date for the payment of interest to the close of business on the business day following the corresponding interest payment date and surrendered for conversion during that period will be payable on the corresponding interest payment date to the registered Holder at the close of business on that record date (notwithstanding the conversion of such Note before the corresponding interest payment date). A Holder of Notes who elects to convert during that period need not include funds equal to the interest paid. The Company is not required to issue fractional shares of Common Stock upon conversion of Notes and, in lieu thereof, will pay a cash adjustment based upon the closing price of the Common Stock on the last business day prior to the date of conversion.

         In the event a holder desires to convert all or any portion of its Notes into shares of Common Stock and the Company does not have authorized a sufficient number of shares of Common Stock for such conversion, in lieu of delivering shares of Common Stock (or other securities into which the Notes are then convertible) upon conversion of that portion of such holder's Notes for which there is an insufficient number of shares of Common Stock (the "Cash Equivalent Notes") pursuant to the provisions of the Indenture, the Company will pay to the holder converting the Cash Equivalent Notes who properly exercises the conversion privilege, as set forth in the Indenture, an amount in cash equal to the Market Cash Conversion Price (as defined in the Indenture) of the shares of Common Stock into which such Cash Equivalent Notes are then convertible.

         Upon due presentment for registration of transfer of this Regulation S Global Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at the option of the holder of this Regulation S Global Note, at the Corporate Trust Office of the Trustee, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the conditions and limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Regulation S Global Note (whether or not this Regulation S Global Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note registrar), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any other conversion agent nor any Note registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Regulation S Global Note.

         No recourse for the payment of the principal of or any premium or interest on this Regulation S Global Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any Successor Company, either directly or through the Company or any Successor Company, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                                 ABBREVIATIONS


         The following abbreviations, when used in the inscription of the face of this Regulation S Global Note, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common         UNIF GIFT MIN ACT -
TEN ENT - as tenants by the            __________________ Custodian
          entireties                        (Cust)
JT TEN -  as joint tenants with        __________________ under
          right of survivorship             (Minor)
          and not as tenants in
          common
                                       Uniform Gifts to
                                       Minors Act
                                       ___________________
                                                    (State)


                   Additional abbreviations may also be used
                         though not in the above list.

                          [FORM OF CONVERSION NOTICE]

                               CONVERSION NOTICE


To: Penn Treaty American Corporation

         The undersigned registered owner of this Regulation S Global Note hereby irrevocably exercises the option to convert this Regulation S Global Note, or the portion hereof (which is $1,000 principal amount or an integral multiple thereof) below designated, into shares of Common Stock, par value $.10 per share of the Company, in accordance with the terms of the Indenture referred to in this Regulation S Global Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Regulation S Global Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will check the appropriate box below and pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest accompanies this Regulation S Global Note.

Dated:_______________________          Contact Person: ______________________
                                       Fax Number:___________________________
_____________________________          Telephone Number:_____________________

_____________________________
Signature(s)


Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes to be delivered, other than to and in the name of the registered holder.


_______________________________________
Signature Guarantee

Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:


_______________________________________
(Name)


_______________________________________
(Street Address)


_______________________________________
(City, State and Zip Code)


Please print name and address


                                       Principal amount to be converted
                                       (if less than all) $


                                       _________________________________
                                       Social Security or Other Taxpayer
                                       Identification Number

                        [FORM OF OPTION TO ELECT REPAYMENT
                            UPON A CHANGE OF CONTROL]


To:  Penn Treaty American Corporation

         The undersigned registered owner of this Regulation S Global Note hereby irrevocably acknowledges receipt of a notice from Penn Treaty American Corporation (the "Company") as to the occurrence of a Change of Control with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Regulation S Global Note, or the portion thereof (which is $1,000 principal amount or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Regulation S Global Note, together with accrued interest to such date, to the registered holder hereof.

Dated:_______________

                                       _______________________________________

                                       _______________________________________
                                       Signature(s)


                                       _______________________________________
                                       Social Security or Other Taxpayer
                                       Identification Number

                                       Principal amount to be repaid (if
                                       less than all): $_____________________

                             [FORM OF ASSIGNMENT]


         For value received __________________________________ hereby sell(s), assign(s) and transfer(s) unto _______________________ (please insert social security or other identifying number of assignee) the within Note, and hereby irrevocably constitutes and appoints ______________________________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

         In connection with any transfer of the within Note occurring prior to the third anniversary of the date of original issuance of such Note, the undersigned confirms that such Note is being transferred:

   [ ] To Penn Treaty American Corporation or a subsidiary thereof; or

   [ ] Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

   [ ] To an institutional accredited investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

   [ ] Pursuant to and in compliance with Regulation S under the Securities
       Act of 1933, as amended; or

   [ ] Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended.

         Unless one of the boxes above is checked, the Trustee will refuse to register any of the within Notes in the name of any person other than the registered holder thereof (or hereof); provided, however, that the Trustee may, in its sole discretion, register the transfer of such Notes if it has received such certifications, legal opinions and/or other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

         In addition, if the transferee is an institutional accredited investor or a purchaser who is not a U.S. person, the holder must furnish to the Trustee
(i) in the case of an institutional accredited investor, a signed letter containing certain representations and agreements relating to the restrictions on transfer of the security evidenced hereby in substantially the form of Exhibit D to the Indenture, and (ii) such other certifications, legal opinions or other information as it may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

Dated: ___________________________

__________________________________

__________________________________
Signature(s)

Signature(s) must be guaranteed by an
eligible Guarantor Institution (banks,
stock brokers, savings and loan
associations and credit unions) with
membership in an approved signature
guarantee medallion program pursuant
to Securities and Exchange Commission
Rule 17Ad-15.


__________________________________
Signature Guarantee


    NOTICE: The signature on the conversion notice, the option to elect payment upon a Change of Control or the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

                                      SCHEDULE A

                         SCHEDULE OF EXCHANGES, CONVERSIONS,
                REDEMPTIONS, REPURCHASES, CANCELLATIONS AND TRANSFERS

         The initial principal amount of this Regulation S Global Note is U.S. $ _____________. The following additions to principal, redemptions, repurchases, exchanges of a part of this Regulation S Global Note for an interest in the Restricted Global Note, definitive Notes and conversions into Common Stock or cash have been made:

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                 Principal
                                   Amount
                                 Redeemed,
                                Repurchased,
                 Principal      Exchanged for
               Amount Added      Interest in
                    on              the
  Date of       Exchange of      Restricted      Remaining
Addition to     Interest in      Global Note     Principal
 Principal,        the          or Definitive     Amount
Redemption,     Restricted        Notes or      Outstanding      Notation
Repurchase,    Global Note       Converted       Following      Made by or
Exchange or   or Definitive     into Common        such        on behalf of
Conversion         Note        Stock or Cash    Transaction    the Trustee
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                 EXHIBIT D - FORM OF TRANSFEREE CERTIFICATE FOR NOTES
                         TO BE ISSUED TO ACCREDITED INVESTORS



First Union National Bank,
as Trustee
40 Broad Street
New York, New York  10004
Attention:  Corporate Trust Administration

         Re:  Penn Treaty American Corporation
              6-1/4% Convertible Subordinated
              Notes Due 2003 (the "Notes")
              --------------------------------

         Reference is hereby made to the Indenture dated as of November 26, 1996 (as supplemented from time to time, the "Indenture") between Penn Treaty American Corporation and First Union National Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         The undersigned is delivering this letter in connection with the transfer of Notes to the undersigned, which Notes are to be held by the undersigned in definitive registered form.

         The undersigned hereby confirms that:

         (i) the undersigned is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act"), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act (an "Institutional Accredited Investor");

         (ii) (A) any purchase of Notes by the undersigned will be for the undersigned's own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank," within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in
Section 3(a)(5)(A) of the Securities Act that is acquiring Notes as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

         (iii) the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of purchasing Notes;

         (iv) the undersigned is not acquiring Notes with a view to distribution thereof or with any present intention of offering or selling Notes or the Common Stock issuable upon conversion thereof, except as permitted below; provided that the disposition of the undersigned's property and property of any accounts for which the undersigned is acting as fiduciary shall remain at all times within the undersigned's control; and

         (v) the undersigned acknowledges that it has had access to such financial and other information as the undersigned deems necessary in connection with the undersigned's decision to purchase Notes.

         The undersigned understands that the Notes have been issued in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Notes and the shares of Common Stock issuable upon conversion thereof (collectively, the "Securities") have not been registered under the Securities Act or any applicable state securities laws, and the undersigned agrees, on the undersigned's own behalf and on behalf of each account for which the undersigned acquires any Securities, that if in the future the undersigned decides to resell or otherwise transfer such Securities, such Securities may be resold or otherwise transferred only (a) to the Company or any subsidiary thereof, (b) to a person who is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, (c) to an Institutional Accredited Investor that, prior to such transfer, furnishes to the trustee (or transfer agent, as the case may be) for such Securities a signed letter containing certain representations and agreements relating to the restrictions on transfer of such Securities (the form of which letter can be obtained from such trustee, or transfer agent, as the case may be), (d) outside the United States in a transaction meeting the requirements of Regulation S under the Securities Act, (e) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if applicable) or (f) pursuant to a registration statement which has been declared effective under the Securities Act. The undersigned agrees that any such transfer of Securities referred to in this paragraph shall be in accordance with applicable securities laws of any State of the United States or any other applicable jurisdiction and in accordance with the legends set forth on the Securities. The undersigned further agrees to provide any person purchasing any of the Securities from the undersigned a notice advising such purchaser that resales of such Securities are restricted as stated herein. The undersigned understands that the registrar and transfer agent for the Securities will not be required to accept for registration or transfer any Securities, except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with.
The undersigned further understands that any Securities will be in the form of definitive physical certificates and that such certificates will bear a legend (unless the sale of the Securities has been registered under the Securities Act) reflecting the substance of this paragraph.

         The undersigned acknowledges that the Transferor, others and you will rely upon the undersigned's confirmation, acknowledgments and agreements set forth herein, and the undersigned agrees to notify you promptly in writing if any of the undersigned's representations or warranties herein ceases to be accurate and complete.


Dated:
        --------------, -----



                   -------------------------------------
                   (Name of Transferor)


                   By:
                      ----------------------------------
                      Name:
                      Title:
                      Address:

                       EXHIBIT E - FORM OF TRANSFER CERTIFICATE
                       FOR TRANSFER FROM DEFINITIVE REGISTERED
                            FORM TO RESTRICTED GLOBAL NOTE


First Union National Bank
as Trustee
40 Broad Street
New York, New York  10004
Attention:  Corporate Trust Administration

         Re:  Penn Treaty American Corporation
              6-1/4% Convertible Subordinated
              Notes Due 2003 (the "Notes")
              --------------------------------

         Reference is hereby made to the Indenture dated as of November 26, 1996 (as supplemented from time to time, the "Indenture") between Penn Treaty American Corporation and First Union National Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

         This letter relates to U.S.$__________ (being U.S.$1,000 and any integral multiple of U.S.$1,000 in excess thereof) principal amount of Notes held of record in definitive registered form through Note No. _______ (the "Definitive Note") in the name of _______________ (the "Transferor"). The Transferor hereby requests that on __________ such beneficial interest represented by the Definitive Note be transferred or exchanged for an interest in the Restricted Global Note (CUSIP No. 707874AA1) in the same principal denomination and transferred to ______________ (the Depositary account no. ________). If this is a partial transfer, a minimum of U.S.$1,000 and any integral multiple of U.S.$1,000 in excess thereof of the Definitive Note will remain outstanding.

         In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction. The Transferor does hereby certify that it has notified the transferee that it has relied on Rule 144A under the Securities Act on a basis for the exemption from the registration requirements of the Securities Act used in connection with such transfer.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


Dated:               ,
        -------------  -----

              [Name of Transferor]


              By:
                   --------------------
                   Name:
                   Title:
                   Telephone No.:


Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the transfer agent, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the transfer agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


-------------------------
   Signature Guarantee

Please print name and address (including zip code number)

cc:  Penn Treaty American Corporation

                       EXHIBIT F - FORM OF TRANSFER CERTIFICATE
                       FOR TRANSFER FROM DEFINITIVE REGISTERED
                           FORM TO REGULATION S GLOBAL NOTE


First Union National Bank,
as Trustee
40 Broad Street
New York, New York  10004
Attention:  Corporate Trust Administration

         Re:  Penn Treaty American Corporation
              6-1/4% Convertible Subordinated
              Notes Due 2003 (the "Notes")
              --------------------------------

         Reference is hereby made to the Indenture dated as of November 26, 1996 (as supplemented from time to time, the "Indenture") between Penn Treaty American Corporation and First Union National Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

         This letter relates to U.S.$_________ (being U.S.$1,000 and any integral multiple of U.S.$1,000 in excess thereof) principal amount of Notes held of record in definitive registered form through Note No. _________ (the "Definitive Note") in the name of ________ (the "Transferor"). The Transferor hereby requests that on __________ such beneficial interest represented by the Definitive Note be transferred or exchanged for an interest in the Regulation S Global Note (CUSIP No. U70888AA7) in the same principal denomination and transfer to (account no. ________). If this is a partial transfer, a minimum amount of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof of the Definitive Note will remain outstanding.

         In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the Notes and pursuant to and in accordance with Rule 903 or 904 of Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly, the Transferor further certifies that:

         (A) (1) the offer of the Notes was not made to a person in the United States;

         (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on our behalf knows that the transaction was prearranged with a buyer in the United States;

              (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

              (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

    OR

         (B) Such transfer is being made in accordance with Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction. The Transferor does hereby certify that it has notified the transferee that it has relied on Rule 144A under the Securities Act as a basis for the exemption from the registration requirements of the Securities Act used in connection with such transfer.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company. Terms used in this certificate and not otherwise defined in the Indenture have the meaning set forth in Regulation S under the Securities Act.


Dated:
       ---------- , -----
              [Name of Transferor]


              By:
                   -------------------------
                   Name:
                   Title:
                   Telephone No.:


Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the transfer agent, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the transfer agent in addition to, or in substitution for, STAMP, all in accordance with the Securities
Exchange Act of 1934, as amended.


-------------------------
   Signature Guarantee

Please print name and address (including zip code number)

cc:  Penn Treaty American Corporation

                       EXHIBIT G - FORM OF TRANSFER CERTIFICATE
                         FOR TRANSFER FROM RESTRICTED GLOBAL
                           NOTE TO REGULATION S GLOBAL NOTE
                        (Transfers pursuant to Section  2.5(c)
                                  of the Indenture)


First Union National Bank,
as Trustee
40 Broad Street
New York, New York  10004
Attention:  Corporate Trust Administration

         Re:  Penn Treaty American Corporation
              6-1/4% Convertible Subordinated
              Notes Due 2003 (the "Notes")
              --------------------------------

         Reference is hereby made to the Indenture dated as of November 26, 1996 (as supplemented from time to time, the "Indenture") between Penn Treaty American Corporation and First Union National Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

         This letter relates to U.S. $_________ (being U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof) principal amount of Notes beneficially held through interests in the Restricted Global Note (CUSIP No. 707874AA1) in the name of ________ (the "Transferor") account no. _________. The Transferor hereby requests that on __________ such beneficial interest in the Restricted Global Note be transferred or exchanged for an interest in the Regulation S Global Note (CUSIP No. U70888AA7) in the same principal denomination and transfer to (account no. ________). If this is a partial transfer, a minimum amount of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof of the Restricted Global Note will remain outstanding.

         In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the Notes and pursuant to and in accordance with Rule 903 or 904 of Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly, the Transferor further certifies that:

         (A) (1) the offer of the Notes was not made to a person in the United States;

         (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on our behalf knows that the transaction was prearranged with a buyer in the United States;

              (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

              (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

    OR

         (B) Such transfer is being made in accordance with Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction. The Transferor does hereby certify that it has notified the transferee that it has relied on Rule 144A under the Securities Act as a basis for the exemption from the registration requirements of the Securities Act used in connection with such transfer.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company. Terms used in this certificate and not otherwise defined in the Indenture have the meaning set forth in Regulation S under the Securities Act.


Dated:
       ---------- ,  -----

              [Name of Transferor]


              By:
                   ---------------------
                   Name:
                   Title:
                   Telephone No.:


Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the transfer agent, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the transfer agent in addition to, or in substitution for, STAMP, all in accordance with the Securities
Exchange Act of 1934, as amended.


-------------------------
   Signature Guarantee

Please print name and address (including zip code number)

cc:  Penn Treaty American Corporation

                       EXHIBIT H - FORM OF TRANSFER CERTIFICATE
                        FOR TRANSFER FROM REGULATION S GLOBAL
                            NOTE TO RESTRICTED GLOBAL NOTE
                       PRIOR TO EXPIRATION OF RESTRICTED PERIOD
                        (Transfers pursuant to Section  2.5(c)
                                  of the Indenture)


First Union National Bank,
as Trustee
40 Broad Street
New York, New York  10004
Attention:  Corporate Trust Administration

         Re:  Penn Treaty American Corporation
              6-1/4% Convertible Subordinated
              Notes Due 2003 (the "Notes")
              --------------------------------

         Reference is hereby made to the Indenture dated as of November 26, 1996 (as supplemented from time to time, the "Indenture") between Penn Treaty American Corporation and First Union National Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

         This letter relates to U.S.$_________ (being U.S.$1,000 and any integral multiple of U.S.$1,000 in excess thereof) principal amount of Notes beneficially held through interests in the Restricted Global Note (CUSIP No. 707874AA1) in the name of ________ (the "Transferor") account no. _________. The Transferor hereby requests that on __________ such beneficial interest in the Restricted Global Note be transferred or exchanged for an interest in the Regulation S Global Note (CUSIP No. U70888AA7) in the same principal denomination and transfer to __________ (account no. ________). If this is a partial transfer, a minimum amount of U.S.$1,000 and any integral multiple of U.S.$1,000 in excess thereof of the Restricted Global Note will remain outstanding.

         In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account or an amount with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction. The Transferor does


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

hereby certify that it has notified the transferee that it has relied on Rule 144A under the Securities Act as a basis for the exemption from the registration requirements of the Securities Act used in connection with such transfer.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company. Terms used in this certificate and not otherwise defined in the Indenture have the meaning set forth in Regulation S under the Securities Act.

Dated:
       ---------- , -----

              [Name of Transferor]


              By:
                   -------------------------
                   Name:
                   Title:
                   Telephone No.:

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the transfer agent, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the transfer agent in addition to, or in substitution for, STAMP, all in accordance with the Securities
Exchange Act of 1934, as amended.


-------------------------
   Signature Guarantee

Please print name and address (including zip code number)

cc:  Penn Treaty American Corporation


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